                                                                    EXHIBIT 10.1

                          CREDIT AND GUARANTY AGREEMENT

                          DATED AS OF FEBRUARY 4, 2004

                                      AMONG

                             CARMIKE CINEMAS, INC.,

                 CERTAIN SUBSIDIARIES OF CARMIKE CINEMAS, INC.,

                                 AS GUARANTORS,

                                VARIOUS LENDERS,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,

       AS SOLE LEAD ARRANGER, SOLE BOOKRUNNER AND SOLE SYNDICATION AGENT,

                           WELLS FARGO FOOTHILL, INC.,

                  AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT,

                                       AND

                        CIT LENDING SERVICES CORPORATION

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                           AS CO-DOCUMENTATION AGENTS

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       $50,000,000 SENIOR SECURED FIRST PRIORITY REVOLVING CREDIT FACILITY

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FIRST LIEN CREDIT AGREEMENT                                           EXECUTION

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                                TABLE OF CONTENTS

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SECTION 1. DEFINITIONS AND INTERPRETATION.................................................................     2
     1.1. DEFINITIONS.....................................................................................     2
     1.2. ACCOUNTING TERMS................................................................................    27
     1.3. INTERPRETATION, ETC.............................................................................    27

SECTION 2. LOANS AND LETTERS OF CREDIT....................................................................    27
     2.1. REVOLVING LOANS.................................................................................    27
     2.2. SWING LINE LOANS................................................................................    28
     2.3. ISSUANCE OF LETTERS OF CREDIT AND PURCHASE OF PARTICIPATIONS THEREIN............................    30
     2.4. PRO RATA SHARES; AVAILABILITY OF FUNDS..........................................................    34
     2.5. USE OF PROCEEDS.................................................................................    35
     2.6. EVIDENCE OF DEBT; REGISTER; LENDERS' BOOKS AND RECORDS; NOTES...................................    35
     2.7. INTEREST ON LOANS...............................................................................    35
     2.8. CONVERSION/CONTINUATION.........................................................................    37
     2.9. DEFAULT INTEREST................................................................................    38
     2.10. FEES...........................................................................................    38
     2.11. VOLUNTARY PREPAYMENTS/COMMITMENT REDUCTIONS....................................................    39
     2.12. MANDATORY PREPAYMENTS/COMMITMENT REDUCTIONS....................................................    40
     2.13. APPLICATION OF PREPAYMENTS/REDUCTIONS..........................................................    42
     2.14. GENERAL PROVISIONS REGARDING PAYMENTS..........................................................    42
     2.15. RATABLE SHARING................................................................................    44
     2.16. MAKING OR MAINTAINING EURODOLLAR RATE LOANS....................................................    44
     2.17. INCREASED COSTS; CAPITAL ADEQUACY..............................................................    46
     2.18. TAXES; WITHHOLDING, ETC........................................................................    47
     2.19. OBLIGATION TO MITIGATE.........................................................................    50
     2.20. DEFAULTING LENDERS.............................................................................    50
     2.21. REMOVAL OR REPLACEMENT OF A LENDER.............................................................    51

SECTION 3. CONDITIONS PRECEDENT...........................................................................    52
     3.1. CLOSING DATE....................................................................................    52
     3.2. CONDITIONS TO EACH CREDIT EXTENSION.............................................................    57

SECTION 4. REPRESENTATIONS AND WARRANTIES.................................................................    58
     4.1. ORGANIZATION; REQUISITE POWER AND AUTHORITY; QUALIFICATION......................................    58
     4.2. CAPITAL STOCK AND OWNERSHIP.....................................................................    58
     4.3. DUE AUTHORIZATION...............................................................................    59
     4.4. NO CONFLICT.....................................................................................    59
     4.5. GOVERNMENTAL CONSENTS...........................................................................    59
     4.6. BINDING OBLIGATION..............................................................................    59
     4.7. HISTORICAL FINANCIAL STATEMENTS.................................................................    59
     4.8. PROJECTIONS.....................................................................................    60
     4.9. NO MATERIAL ADVERSE CHANGE......................................................................    60
     4.10. NO RESTRICTED JUNIOR PAYMENTS..................................................................    60
     4.11. ADVERSE PROCEEDINGS, ETC.......................................................................    60
     4.12. PAYMENT OF TAXES...............................................................................    60

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     4.13. PROPERTIES.....................................................................................    61
     4.14. ENVIRONMENTAL MATTERS..........................................................................    61
     4.15. NO DEFAULTS....................................................................................    61
     4.16. MATERIAL CONTRACTS.............................................................................    61
     4.17. GOVERNMENTAL REGULATION........................................................................    62
     4.18. MARGIN STOCK...................................................................................    62
     4.19. EMPLOYEE MATTERS...............................................................................    62
     4.20. EMPLOYEE BENEFIT PLANS.........................................................................    62
     4.21. CERTAIN FEES...................................................................................    63
     4.22. SOLVENCY.......................................................................................    63
     4.23. RELATED AGREEMENTS.............................................................................    63
     4.24. COMPLIANCE WITH STATUTES, ETC..................................................................    64
     4.25. DISCLOSURE.....................................................................................    64

SECTION 5. AFFIRMATIVE COVENANTS..........................................................................    64
     5.1. FINANCIAL STATEMENTS AND OTHER REPORTS..........................................................    64
     5.2. EXISTENCE.......................................................................................    68
     5.3. PAYMENT OF TAXES AND CLAIMS.....................................................................    68
     5.4. MAINTENANCE OF PROPERTIES.......................................................................    68
     5.5. INSURANCE.......................................................................................    68
     5.6. INSPECTIONS.....................................................................................    69
     5.7. LENDERS MEETINGS................................................................................    69
     5.8. COMPLIANCE WITH LAWS............................................................................    69
     5.9. ENVIRONMENTAL...................................................................................    69
     5.10. SUBSIDIARIES...................................................................................    71
     5.11. ADDITIONAL MATERIAL REAL ESTATE ASSETS.........................................................    71
     5.12. INTEREST RATE PROTECTION.......................................................................    72
     5.13. FURTHER ASSURANCES.............................................................................    72
     5.14. POST-CLOSING REFINANCING.......................................................................    72

SECTION 6. NEGATIVE COVENANTS.............................................................................    72
     6.1. INDEBTEDNESS....................................................................................    73
     6.2. LIENS...........................................................................................    75
     6.3. EQUITABLE LIEN..................................................................................    76
     6.4. NO FURTHER NEGATIVE PLEDGES.....................................................................    77
     6.5. RESTRICTED JUNIOR PAYMENTS......................................................................    77
     6.6. RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS........................................................    78
     6.7. INVESTMENTS.....................................................................................    78
     6.8. FINANCIAL COVENANTS.............................................................................    79
     6.9. FUNDAMENTAL CHANGES; DISPOSITION OF ASSETS; ACQUISITIONS........................................    80
     6.10. DISPOSAL OF SUBSIDIARY INTERESTS...............................................................    81
     6.11. SALES AND LEASE-BACKS..........................................................................    81
     6.12. TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES..................................................    82
     6.13. CONDUCT OF BUSINESS............................................................................    82
     6.14. AMENDMENTS OR WAIVERS OF CERTAIN RELATED AGREEMENTS AND DESIGNATED CONTRACTS...................    82
     6.15. AMENDMENTS OR WAIVERS OF WITH RESPECT TO SENIOR SUBORDINATED NOTE DOCUMENTS AND TERM
             LOAN CREDIT AGREEMENT........................................................................    82

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                                      iii

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     6.16. FISCAL YEAR....................................................................................    83

SECTION 7. GUARANTY.......................................................................................    83
     7.1. GUARANTY OF THE OBLIGATIONS.....................................................................    83
     7.2. CONTRIBUTION BY GUARANTORS......................................................................    83
     7.3. PAYMENT BY GUARANTORS...........................................................................    84
     7.4. LIABILITY OF GUARANTORS ABSOLUTE................................................................    84
     7.5. WAIVERS BY GUARANTORS...........................................................................    86
     7.6. GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC............................................    87
     7.7. SUBORDINATION OF OTHER OBLIGATIONS..............................................................    87
     7.8. CONTINUING GUARANTY.............................................................................    88
     7.9. AUTHORITY OF GUARANTORS OR COMPANY..............................................................    88
     7.10. FINANCIAL CONDITION OF COMPANY.................................................................    88
     7.11. BANKRUPTCY, ETC................................................................................    88
     7.12. DISCHARGE OF GUARANTY UPON SALE OF GUARANTOR...................................................    89

SECTION 8. EVENTS OF DEFAULT..............................................................................    89
     8.1. EVENTS OF DEFAULT...............................................................................    89

SECTION 9. AGENTS.........................................................................................    92
     9.1. APPOINTMENT OF AGENTS...........................................................................    92
     9.2. POWERS AND DUTIES...............................................................................    92
     9.3. GENERAL IMMUNITY................................................................................    93
     9.4. AGENTS ENTITLED TO ACT AS LENDER................................................................    93
     9.5. LENDERS' REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENT.........................................    94
     9.6. RIGHT TO INDEMNITY..............................................................................    94
     9.7. SUCCESSOR ADMINISTRATIVE AGENT, COLLATERAL AGENT AND SWING LINE LENDER..........................    95
     9.8. COLLATERAL DOCUMENTS AND GUARANTY...............................................................    96

SECTION 10. MISCELLANEOUS.................................................................................    96
     10.1. NOTICES........................................................................................    96
     10.2. EXPENSES.......................................................................................    97
     10.3. INDEMNITY......................................................................................    97
     10.4. SET-OFF........................................................................................    98
     10.5. AMENDMENTS AND WAIVERS.........................................................................    98
     10.6. SUCCESSORS AND ASSIGNS; PARTICIPATIONS.........................................................   100
     10.7. INDEPENDENCE OF COVENANTS......................................................................   103
     10.8. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.........................................   103
     10.9. NO WAIVER; REMEDIES CUMULATIVE.................................................................   103
     10.10. MARSHALLING; PAYMENTS SET ASIDE...............................................................   104
     10.11. SEVERABILITY..................................................................................   104
     10.12. OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS....................................   104
     10.13. HEADINGS......................................................................................   104
     10.14. APPLICABLE LAW................................................................................   104
     10.15. CONSENT TO JURISDICTION.......................................................................   104
     10.16. WAIVER OF JURY TRIAL..........................................................................   105
     10.17. CONFIDENTIALITY...............................................................................   106
     10.18. USURY SAVINGS CLAUSE..........................................................................   106

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     10.19. COUNTERPARTS..................................................................................   107
     10.20. EFFECTIVENESS.................................................................................   107
     10.21. USA PATRIOT ACT...............................................................................   107

FIRST LIEN CREDIT AGREEMENT                                           EXECUTION

APPENDICES:       A        Revolving Commitments
                  B        Notice Addresses

SCHEDULES:        1.1-A    Closing Date Assets Sales
                  3.1(i)   Closing Date Mortgaged Properties
                  3.1(p)   Counsel Opinions
                  4.1      Jurisdictions of Organization and Qualification
                  4.2      Capital Stock and Ownership
                  4.13     Real Estate Assets
                  4.16     Material Contracts
                  6.1      Certain Indebtedness
                  6.2      Certain Liens
                  6.7      Certain Investments
                  6.12     Certain Affiliate Transactions

EXHIBITS:         A-1      Funding Notice
                  A-2      Conversion/Continuation Notice
                  A-3      Issuance Notice
                  B-1      Revolving Loan Note
                  B-2      Swing Line Note
                  C        Compliance Certificate
                  D        Opinions of Counsel
                  E        Assignment Agreement
                  F        Certificate Re Non-bank Status
                  G        Closing Date Certificate
                  H        Counterpart Agreement
                  I        Pledge and Security Agreement
                  J        Mortgage
                  K        Landlord Waiver and Consent Agreement
                  L        Intercreditor Agreement

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                                       vi

                          CREDIT AND GUARANTY AGREEMENT

                  This CREDIT AND GUARANTY AGREEMENT, dated as of February 4, 2004, is entered into by and among CARMIKE CINEMAS, INC., a Delaware corporation ("COMPANY"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Sole Lead Arranger, Sole Bookrunner, and as Sole Syndication Agent (in such capacities, "SYNDICATION AGENT"), WELLS FARGO FOOTHILL, INC. ("FOOTHILL"), as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), and CIT LENDING SERVICES CORPORATION ("CIT") and GENERAL ELECTRIC CAPITAL CORPORATION, ("GECC"), as Co-Documentation Agent (each of CIT and GECC, in such capacity, "CO-DOCUMENTATION AGENTS").

                                    RECITALS:

         WHEREAS, capitalized terms used in these Recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;

         WHEREAS, Lenders have agreed to extend a senior secured first priority revolving credit facility to Company, consisting of $50,000,000 aggregate principal amount of Revolving Commitments, the proceeds of which will be used for working capital and general corporate purposes of Company and its Subsidiaries after the Closing Date including, without limitation, Consolidated Capital Expenditures and Permitted Acquisitions;

         WHEREAS, concurrently with the Revolving Commitments provided to Company on the Closing Date, Company will use the net cash proceeds of (i) not less than $89,000,000 pursuant to a public offering of Company's common stock (the "EQUITY OFFERING"); (ii) the Term Loans, (iii) the Senior Subordinated Notes and (iv) cash on hand to refinance Company's Existing Indebtedness outstanding on the Closing Date, together with the payment of all costs, fees and expenses in connection therewith (the "REFINANCING");

         WHEREAS, Company has agreed to secure all of its Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of its assets, including a pledge of all of the Capital Stock owned by it in each of its Domestic Subsidiaries and 65% of all the Capital Stock of each of its Foreign Subsidiaries; and

         WHEREAS, Guarantors have agreed to guarantee the obligations of Company hereunder and to secure their respective Obligations by granting to Collateral Agent, for the benefit of Secured Parties, a First Priority Lien on substantially all of their respective assets, including a pledge of all of the Capital Stock owned by them in each of their respective Domestic Subsidiaries and 65% of all the Capital Stock of each of their respective Foreign Subsidiaries.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

FIRST LIEN CREDIT AGREEMENT                                           EXECUTION
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SECTION 1. DEFINITIONS AND INTERPRETATION

         1.1. DEFINITIONS. The following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:

                  "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the rate per annum obtained by dividing (and rounding upward to the next whole multiple of 1/16 of 1%) (i) (a) the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate which appears on the page of the Telerate Screen which displays an average British Bankers Association Interest Settlement Rate (such page currently being page number 3740 or 3750, as applicable) for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (b) in the event the rate referenced in the preceding clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by Administrative Agent to be the offered rate on such other page or other service which displays an average British Bankers Association Interest Settlement Rate for deposits (for delivery on the first day of such period) with a term equivalent to such period in Dollars, determined as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, or (c) in the event the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the offered quotation rate to first class banks in the London interbank market by Foothill for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the applicable Loan of Administrative Agent, in its capacity as a Lender, for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement.

                  "ADMINISTRATIVE AGENT" as defined in the preamble hereto.

                  "ADVERSE PROCEEDING" means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Company or any of its Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claims), whether pending or, to the knowledge of Company or any of its Subsidiaries, threatened against or directly affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries.

                  "AFFECTED LENDER" as defined in Section 2.16(b).

                  "AFFECTED LOANS" as defined in Section 2.16(b).

                  "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms

FIRST LIEN CREDIT AGREEMENT                                           EXECUTION

                                       2

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"controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AGENT" means each of Syndication Agent, Administrative Agent, Collateral Agent and Co-Documentation Agents.

                  "AGGREGATE AMOUNTS DUE" as defined in Section 2.15.

                  "AGGREGATE PAYMENTS" as defined in Section 7.2.

                  "AGREEMENT" means this Credit and Guaranty Agreement, dated as of February 4, 2004, as it may be amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE RESERVE REQUIREMENT" means, at any time, for any Eurodollar Rate Loan, the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any basic marginal, special, supplemental, emergency or other reserves) are required to be maintained with respect thereto against "Eurocurrency liabilities" (as such term is defined in Regulation D) under regulations issued from time to time by the Board of Governors of the Federal Reserve System or other applicable banking regulator. Without limiting the effect of the foregoing, the Applicable Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the applicable Adjusted Eurodollar Rate or any other interest rate of a Loan is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. A Eurodollar Rate Loan shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credit for proration, exceptions or offsets that may be available from time to time to the applicable Lender. The rate of interest on Eurodollar Rate Loans shall be adjusted automatically on and as of the effective date of any change in the Applicable Reserve Requirement.

                  "ASSET SALE" means a sale, lease or sub-lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person (other than Company or any Guarantor Subsidiary), in one transaction or a series of transactions, of all or any part of Company's or any of its Subsidiaries' businesses, assets or properties of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired, including, without limitation, the Capital Stock of any of Company' Subsidiaries, other than (i) inventory (or other assets) sold, leased or otherwise disposed of in the ordinary course of business (excluding any such sales or other dispositions by operations or divisions discontinued or to be discontinued), (ii) sale of the assets described on Schedule 1.1-A hereto, (iii) sales, leases or other dispositions of Investments permitted pursuant to Sections 6.7(a), (h), (i), (k) and (l), and (iv) sales, leases or other dispositions of other assets for aggregate consideration of less than $2,000,000 with respect to any transaction or series of related transactions and less than $5,000,000 in the aggregate during any Fiscal Year.

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                  "ASSIGNMENT AGREEMENT" means an Assignment and Assumption
Agreement substantially in the form of Exhibit E, with such amendments or modifications as may be approved by Administrative Agent.

                  "AUTHORIZED OFFICER" means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president or one of its vice presidents (or the equivalent thereof), and such Person's chief financial officer, treasurer or controller.

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

                  "BASE RATE" means, for any day, a rate per annum equal to the greater of (i) the Prime Rate in effect on such day and (ii) the Federal Funds Effective Rate in effect on such day plus -1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "BASE RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Base Rate.

                  "BENEFICIARY" means each Agent, Issuing Bank, Lender and Lender Counterparty.

                  "BUSINESS DAY" means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of New York or California or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, the term "BUSINESS DAY" shall mean any day which is a Business Day described in clause
(i) and which is also a day for trading by and between banks in Dollar deposits in the London interbank market.

                  "CAPITAL LEASE" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "CAPITAL STOCK" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

                  "CASH" means money, currency or a credit balance in any demand or Deposit Account.

                  "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the

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                                       4

United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that
(a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; (v) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in one or more types of investments referred to in clauses (i) through (iv) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's; and (vi) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i), (ii) and (iv) above entered into with any financial institution meeting the qualifications specified in clause (iv) above.

                  "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of Exhibit F.

                  "CHANGE OF CONTROL" means the occurrence of any of the following:

         (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Principal, any Related Parties of Principal, PIA, any of PIA's officers or directors or any Affiliates of PIA (collectively, the "PERMITTED HOLDERS"); or

         (ii) the adoption of a plan relating to the liquidation or dissolution of Company; or

         (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than a Permitted Holder or any direct or indirect Subsidiary of any Permitted Holder or any Permitted Group, becomes the beneficial owner, directly or indirectly, of more than 50% of the Capital Stock of Company, measured by voting power rather than number of shares; or

         (v) any "change of control" or similar event under the Senior Subordinated Note Indenture shall occur.

                  "CLOSING DATE" means the date on which the initial Loans are made.

                  "CLOSING DATE CERTIFICATE" means a Closing Date Certificate substantially in the form of Exhibit G.

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                                       5

                  "CLOSING DATE MORTGAGED PROPERTY" as defined in
Section 3.1(i).

                  "CO-DOCUMENTATION AGENTS" as defined in the preamble hereto.

                  "COKE AGREEMENT" means that certain Amended and Restated Beverage Agreement, dated December 10, 1998, by and between The Coca-Cola Company and Company, as amended through the date hereof and as may be further amended, supplemented, or otherwise modified from time to time, to the extent such amendment, supplement, or otherwise modification is not prohibited by the terms of this Agreement.

                  "COLLATERAL" means, collectively, all of the real, personal and mixed property (including Capital Stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

                  "COLLATERAL AGENT" as defined in the preamble hereto.

                  "COLLATERAL DOCUMENTS" means the Pledge and Security Agreement, the Mortgages, the Landlord Personal Property Collateral Access Agreements, if any, the Intercreditor Agreement and all other instruments, documents and agreements delivered by any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to (a) grant to Collateral Agent, for the benefit of Lenders, a Lien on any real, personal or mixed property of that Credit Party as security for the Obligations and/or (b) perfect such Liens.

                  "COLLATERAL QUESTIONNAIRE" means a certificate in form satisfactory to Collateral Agent that provides information with respect to the personal or mixed property of each Credit Party.

                  "COMPANY" as defined in the preamble hereto.

                  "COMPLIANCE CERTIFICATE" means a Compliance Certificate substantially in the form of Exhibit C.

                  "CONSOLIDATED ADJUSTED EBITDA" means, for any period, an amount determined for Company and its Subsidiaries on a consolidated basis equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Net Income, and to the extent already deducted in arriving at Consolidated Net Income: (b) Consolidated Interest Expense, (c) provisions for income tax, franchise tax, and net worth tax (including all single business tax expense imposed by state law), (d) total depreciation expense, (e) total amortization expense, (f) other non-Cash items reducing Consolidated Net Income (excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period), (g) unusual or nonrecurring charges or expenses, (h) non-cash compensation charges and charges related to the expensing of stock options, (i) charges for the write-off of unamortized debt costs, (j) charges for the impairment of assets, (k) restructuring charges incurred in connection with the closure of theatres determined to be underperforming by the board of directors of the Company in its sole discretion and (l) Transaction Costs and all other upfront fees, costs and expenses payable in respect of equity and debt offerings and financings, investments, mergers, recapitalizations, option buyouts, assets sales and Permitted Acquisitions, minus (ii) other

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

non-Cash items increasing Consolidated Net Income for such period (excluding any such non-Cash item to the extent it represents the reversal of an accrual or reserve for potential Cash item in any prior period).

                  "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures of Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of Company and its Subsidiaries.

                  "CONSOLIDATED CASH INTEREST EXPENSE" means, for any period, Consolidated Interest Expense for such period, excluding any amount not payable in Cash.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including, without duplication, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, any interest on Indebtedness of another Person that is guaranteed by Company or one of its Subsidiaries or secured by a Lien on assets of Company or one of its Subsidiaries whether or not such guarantee or Lien is called upon, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in Section 2.10(d) payable on or before the Closing Date.

                  "CONSOLIDATED NET INCOME" means, for any period, (i) the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, minus (ii) (a) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (c) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (d) any after-tax gains or losses attributable to asset sales or returned surplus assets of any Pension Plan, and (e) (to the extent not included in clauses (a) through (d) above) any net extraordinary gains or net extraordinary losses.

                  "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

                  "CONTRACTUAL OBLIGATION" means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking,

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

agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

                  "CONTRIBUTING GUARANTORS" as defined in Section 7.2.

                  "CONVERSION/CONTINUATION DATE" means the effective date of a continuation or conversion, as the case may be, as set forth in the applicable Conversion/Continuation Notice.

                  "CONVERSION/CONTINUATION NOTICE" means a
Conversion/Continuation Notice substantially in the form of Exhibit A-2.

                  "COUNTERPART AGREEMENT" means a Counterpart Agreement substantially in the form of Exhibit H delivered by a Credit Party pursuant to
Section 5.10.

                  "CREDIT DATE" means the date of a Credit Extension.

                  "CREDIT DOCUMENT" means any of this Agreement, the Notes, if any, the Collateral Documents, any documents or certificates executed by Company in favor of Issuing Bank relating to Letters of Credit, and all other instruments or agreements executed and delivered by a Credit Party for the benefit of any Agent, Issuing Bank or any Lender pursuant to the requirements of this Agreement or the Collateral Documents.

                  "CREDIT EXTENSION" means the making of a Loan or the issuing of a Letter of Credit.

                  "CREDIT PARTY" means each Person (other than any Agent, Issuing Bank or any Lender or any other representative thereof) from time to time party to a Credit Document.

                  "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Company's' and its Subsidiaries' operations and not for speculative purposes.

                  "DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

                  "DEFAULT EXCESS" means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender's Pro Rata Share of the aggregate outstanding principal amount of Loans of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Loans of such Defaulting Lender.

                  "DEFAULT PERIOD" means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates: (i) the date on which all Revolving Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (ii) the date on which (a) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such

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

Defaulting Lender or by the non-pro rata application of any voluntary or mandatory prepayments of the Loans in accordance with the terms of Section 2.11 or Section 2.12 or by a combination thereof) and (b) such Defaulting Lender shall have delivered to Company and Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Revolving Commitments, and (iii) the date on which Company, Administrative Agent and Requisite Lenders waive all Funding Defaults of such Defaulting Lender in writing.

                  "DEFAULTED LOAN" as defined in Section 2.20.

                  "DEFAULTING LENDER" as defined in Section 2.20.

                  "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                  "DESIGNATED CONTRACTS" means (i) the Coke Agreement, (ii) that certain Employment Agreement, dated as of January 31, 2002, by and between the Company and the Principal and (iii) the Stockholders Agreement.

                  "DISCRETIONARY CONSOLIDATED CAPITAL EXPENDITURES" means Consolidated Capital Expenditures other than Maintenance Consolidated Capital Expenditures.

                  "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

                  "DOMESTIC SUBSIDIARY" means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

                  "ELIGIBLE ASSIGNEE" means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, asset-based lender or commercial finance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit or buys loans as one of its businesses; provided, no Affiliate of Company shall be an Eligible Assignee.

                  "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was sponsored, maintained or contributed to by, or required to be contributed by, Company, any of its Subsidiaries or any of their respective ERISA Affiliates.

                  "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or
(iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

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                                       9

                  "ENVIRONMENTAL LAWS" means any and all current or future foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other requirements of Governmental Authorities relating to (i) environmental matters, including those relating to any Hazardous Materials Activity; (ii) the generation, use, storage, transportation or disposal of Hazardous Materials; or (iii) occupational safety and health, land use or the protection of human, plant or animal health or welfare, in any manner applicable to Company or any of its Subsidiaries or any Facility.

                  "EQUITY OFFERING" has the meaning set forth in the Recitals hereto.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

                  "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

                  "ERISA EVENT" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to
Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which reasonably constitutes grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefore, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of

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                                       10

ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which would give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

                  "EURODOLLAR RATE LOAN" means a Loan bearing interest at a rate determined by reference to the Adjusted Eurodollar Rate.

                  "EVENT OF DEFAULT" means each of the conditions or events set forth in Section 8.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  "EXISTING INDEBTEDNESS" means (i) Indebtedness and other obligations outstanding under that certain Credit Agreement dated as of January 31, 2002 between Company, Eastwynn Theatres, Inc., as borrowers, the lenders party thereto from time to time and General Electric Capital Corporation, as agent, as amended prior to the Closing Date, (ii) Indebtedness and other obligations outstanding under that certain Credit Agreement dated as of January 31, 2002 between Company, the lenders party thereto from time to time and BNY Asset Solutions LLC, as agent, as amended prior to the Closing Date and (iii) Company's 10.375% senior subordinated notes due 2009.

                  "FACILITY" means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries.

                  "FAIR SHARE CONTRIBUTION AMOUNT" as defined in Section 7.2.

                  "FAIR SHARE" as defined in Section 7.2.

                  "FEDERAL FUNDS EFFECTIVE RATE" means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such

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

transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent, in its capacity as a Lender, on such day on such transactions as determined by Administrative Agent.

                  "FINANCIAL OFFICER CERTIFICATION" means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer, treasurer or controller of Company that such financial statements fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

                  "FINANCIAL PLAN" as defined in Section 5.1(h).

                  "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that such Lien is the only Lien to which such Collateral is subject, other than any Permitted Lien.

                  "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

                  "FISCAL YEAR" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

                  "FLOOD HAZARD PROPERTY" means any Real Estate Asset subject to a mortgage in favor of Collateral Agent, for the benefit of the Lenders, and located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

                  "FOREIGN SUBSIDIARY" means any Subsidiary that is not a Domestic Subsidiary.

                  "FUNDING DEFAULT" as defined in Section 2.20.

                  "FUNDING GUARANTORS" as defined in Section 7.2.

                  "FUNDING NOTICE" means a notice substantially in the form of Exhibit A-1.

                  "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.2, United States generally accepted accounting principles in effect as of the date of determination thereof.

                  "GOVERNMENTAL ACTS" means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

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

                  "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority.

                  "GRANTOR" as defined in the Pledge and Security Agreement.

                  "GUARANTEED OBLIGATIONS" as defined in Section 7.1.

                  "GUARANTOR" means each Domestic Subsidiary of Company.

                  "GUARANTOR SUBSIDIARY" means each Guarantor.

                  "GUARANTY" means the guaranty of each Guarantor set forth in
Section 7.

                  "HAZARDOUS MATERIALS" means any chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

                  "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

                  "HEDGE AGREEMENT" means an Interest Rate Agreement or a Currency Agreement entered into with a Lender Counterparty in order to satisfy the requirements of this Agreement or otherwise in the ordinary course of Company's or any of its Subsidiaries' businesses.

                  "HIGHEST LAWFUL RATE" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

                  "HISTORICAL FINANCIAL STATEMENTS" means as of the Closing Date, (i) the audited financial statements of Company and its Subsidiaries for Fiscal Years 2001 and 2002, consisting of balance sheets and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Years, and (ii) the unaudited financial statements of Company and its Subsidiaries as at the most recently ended Fiscal Quarter for which financial information is available, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for the three-, six-or nine-month period, as applicable, ending on such date, together with the comparable financial statements of the same period from the same Fiscal Quarter of the prior Fiscal Year and, in each case of clauses (i) and (ii), certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of

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                                       13
their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments.

                  "INCREASED-COST LENDERS" as defined in Section 2.21.

                  "INDEBTEDNESS", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money; (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument; (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; (vi) the face amount of any letter of credit issued in respect of obligations otherwise constituting Indebtedness for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (vii) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person in respect of obligations otherwise constituting Indebtedness of another; (viii) any obligation of such Person the primary purpose or intent of which is to provide assurance to an obligee in respect of obligations otherwise constituting Indebtedness of the obligor thereof will be paid or discharged, or any agreement relating thereto will be complied with, or the holders thereof will be protected (in whole or in part) against loss in respect thereof; (ix) any liability of such Person for an obligation of another through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (b) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (a) or (b) of this clause (ix), the primary purpose or intent thereof is as described in clause
(viii) above; (x) general unsecured claims against such Person (excluding trade payables and other current expenses accrued in the ordinary course of business) and (xi) all actual net obligations of such Person payable in respect of any exchange traded or over the counter derivative transaction, including, without limitation, any Interest Rate Agreement and Currency Agreement, whether entered into for hedging or speculative purposes; provided, in no event shall (I) obligations under any Interest Rate Agreement or any Currency Agreement be deemed "Indebtedness" for any purpose under Section 6.8 or (II) obligations under any agreements providing for indemnification, purchase price adjustments or similar obligations incurred or assumed in connection with the acquisition or disposition of assets or Capital Stock be deemed "Indebtedness" for purposes of this Agreement.

                  "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of

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

any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby (including the Lenders' agreement to make Credit Extensions or the use or intended use of the proceeds thereof, or any enforcement of any of the Credit Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty)); (ii) any indemnification obligations contained in the commitment letter delivered by any Lender to Company with respect to the transactions contemplated by this Agreement which survive the termination of such commitment letter; or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

                  "INDEMNITEE" as defined in Section 10.3.

                  "INTERCREDITOR AGREEMENT" means an Intercreditor Agreement substantially in the form of Exhibit L, as it may be amended, supplemented or otherwise modified from time to time.

                  "INTEREST COVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period then ended, to (ii) Consolidated Cash Interest Expense for such four-Fiscal Quarter period.

                  "INTEREST PAYMENT DATE" means with respect to (i) any Base Rate Loan, each March 31, June 30, September 30 and December 31 of each year, commencing on the first such date to occur after the Closing Date and the final maturity date of such Loan; and (ii) any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided, in the case of each Interest Period of longer than three months "Interest Payment Date" shall also include each date that is three months, or an integral multiple thereof, after the commencement of such Interest Period.

                  "INTEREST PERIOD" means, in connection with a Eurodollar Rate Loan, an interest period of one-, two-, three- or six-months, as selected by Company in the applicable Funding Notice or Conversion/Continuation Notice, (i) initially, commencing on the Credit Date or Conversion/Continuation Date thereof, as the case may be; and (ii) thereafter, commencing on the day on which the immediately preceding Interest Period expires; provided, (a) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless no further Business Day occurs in such month, in which case such Interest Period shall expire on the immediately preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such

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                                       15

Interest Period) shall, subject to clause (c) of this definition, end on the last Business Day of a calendar month; and (c) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Commitment Termination Date.

                  "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with Company's and its Subsidiaries' operations and not for speculative purposes.

                  "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

                  "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any of the Securities of any other Person (other than a Guarantor Subsidiary); (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person (other than Company or any Guarantor Subsidiary), of any Capital Stock of such Person; and (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person (other than Company or any Guarantor Subsidiary), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales or services provided to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

                  "ISSUANCE NOTICE" means an Issuance Notice substantially in the form of Exhibit A-3.

                  "ISSUING BANK" means Foothill or one of its Affiliates as Issuing Bank hereunder, together with its permitted successors and assigns in such capacity.

                  "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

                  "LANDLORD CONSENT AND ESTOPPEL" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, pursuant to which, among other things, the landlord consents to the granting of a Mortgage on such Leasehold Property by the Credit Party tenant, such Landlord Consent and Estoppel to be in form and substance acceptable to Collateral Agent in its reasonable discretion, but in any event sufficient for Collateral Agent to obtain a Title Policy with respect to such Mortgage.

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

                  "LANDLORD PERSONAL PROPERTY COLLATERAL ACCESS AGREEMENT" means a Landlord Waiver and Consent Agreement substantially in the form of Exhibit K with such amendments or modifications as may be approved by Collateral Agent.

                  "LEASEHOLD PROPERTY" means any leasehold interest of any Credit Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Collateral Agent in its sole discretion as not being required to be included in the Collateral.

                  "LENDER" means each financial institution listed on the signature pages hereto as a Lender, and any other Person that becomes a party hereto pursuant to an Assignment Agreement.

                  "LENDER COUNTERPARTY" means each Lender or any Affiliate of a Lender counterparty to a Hedge Agreement (including any Person who is a Lender (and any Affiliate thereof) as of the Closing Date but subsequently, whether before or after entering into a Hedge Agreement, ceases to be a Lender) including, without limitation, each such Affiliate that enters into a joinder agreement with Collateral Agent.

                  "LETTER OF CREDIT" means a commercial or standby letter of credit issued or to be issued by Issuing Bank pursuant to this Agreement.

                  "LETTER OF CREDIT SUBLIMIT" means the lesser of (i) $5,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect.

                  "LETTER OF CREDIT USAGE" means, as at any date of determination, the sum of (i) the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding, and (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Bank and not theretofore reimbursed by or on behalf of Company.

                  "LEVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter or other date of determination of (i) Consolidated Total Debt as of such day to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date (or if such date of determination is not the last day of a Fiscal Quarter, for the four-Fiscal Quarters period ending as of the most recently concluded Fiscal Quarter).

                  "LIEN" means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and
(ii) in the case of Securities, any purchase option, call or similar right of a third party with respect to such Securities.

                  "LOAN" means a Revolving Loan and a Swing Line Loan.

                  "MAINTENANCE CONSOLIDATED CAPITAL EXPENDITURES" means those Consolidated Capital Expenditures for general repair and maintenance activities in connection with the theatre

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                                       17
properties of Company and its Subsidiaries which are required to be capitalized on the consolidated balance sheet of Company and its Subsidiaries in accordance with GAAP.

                  "MARGIN STOCK" as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on and/or material adverse developments with respect to (i) the business operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries taken as a whole; (ii) the ability of any Credit Party to fully and timely perform its Obligations; (iii) the legality, validity, binding effect or enforceability against a Credit Party of a Credit Document to which it is a party; or (iv) the rights, remedies and benefits available to, or conferred upon, any Agent and any Lender or any Secured Party under any Credit Document.

                  "MATERIAL CONTRACT" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Credit Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect.

                  "MATERIAL REAL ESTATE ASSET" means (i) (a) any fee-owned Real Estate Asset having a fair market value in excess of $1,000,000 as of the date of the acquisition thereof and (b) all Leasehold Properties other than those with respect to which the aggregate payments under the term of the lease are less than $350,000 per annum or (ii) any Real Estate Asset that the Requisite Lenders have reasonably determined is material to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any Subsidiary thereof, including Company.

                  "MATERIAL SUBSIDIARY" means any Subsidiary of Company having gross revenues during the period of the most recent four full fiscal quarters of Company that constituted more than one percent (1%) of the total consolidated gross revenues of Company and its Subsidiaries for such period.

                  "MOODY'S" means Moody's Investor Services, Inc.

                  "MORTGAGE" means a Mortgage substantially in the form of Exhibit J, as it may be amended, supplemented or otherwise modified from time to time.

                  "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in Section 3(37) of ERISA.

                  "NAIC" means The National Association of Insurance Commissioners, and any successor thereto.

                  "NARRATIVE REPORT" means, with respect to the financial statements for which such narrative report is required, a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management thereof for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such period to which such financial statements relate.

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                  "NET ASSET SALE PROCEEDS" means, with respect to any Asset
Sale, an amount equal to: (i) Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by Company or any of its Subsidiaries from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (a) income or gains taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (b) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets involved in such transaction or that is otherwise required to be repaid under the terms thereof as a result of such Asset Sale and (c) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller's indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by Company or any of its Subsidiaries in connection with such Asset Sale.

                  "NET INSURANCE/CONDEMNATION PROCEEDS" means an amount equal to: (i) any Cash payments or proceeds received by Company or any of its Subsidiaries (a) under any casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii) (a) any actual and reasonable costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof, (b) any bona fide direct costs incurred in connection with any taking or sale of such assets as referred to in clause
(i)(b) of this definition, including income or gains taxes payable as a result of any gain recognized in connection therewith, (c) any Indebtedness secured by the assets involved in such covered loss, taking, or sale, and required to be repaid as a result thereof, and (d) income or gains taxes payable by Company or any Subsidiary as a result of any gain recognized in connection with any such covered loss, taking, or sale; provided, however, that there shall be excluded from Net Insurance/Condemnation Proceeds any Cash payments or proceeds in respect of any casualty loss, taking, or sale in any instance in an amount less than $2,000,000 and less than $5,000,000 in the aggregate during any Fiscal Year.

                  "NON-US LENDER" as defined in Section 2.18(c).

                  "NOTE" means a Revolving Loan Note or a Swing Line Note.

                  "NOTICE" means a Funding Notice, an Issuance Notice, or a Conversion/Continuation Notice.

                  "OBLIGATIONS" means all obligations of every nature of each Credit Party from time to time owed to the Agents (including former Agents), the Lenders or any of them and Lender Counterparties, under any Credit Document or Hedge Agreement (including, without limitation, with respect to a Hedge Agreement, obligations owed thereunder to any person who was a Lender or an Affiliate of a Lender at the time such Hedge Agreement was entered into), whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Credit Party, would have accrued on any Obligation, whether or not a claim is allowed against such Credit Party for such interest in the related bankruptcy

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                                       19
proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Hedge Agreements, fees, expenses, indemnification or otherwise.

                  "OBLIGEE GUARANTOR" as defined in Section 7.7.

                  "ORGANIZATIONAL DOCUMENTS" means (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. In the event any term or condition of this Agreement or any other Credit Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such "Organizational Document" shall only be to a document of a type customarily certified by such governmental official.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

                  "PERMITTED ACQUISITION" means any acquisition by Company or Guarantor, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all of the Capital Stock of, or a business line or unit or a division of, any Person; provided,

                           (i) immediately prior to, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

                           (ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable Governmental Authorizations;

                           (iii) in the case of the acquisition of Capital Stock, all of the Capital Stock (except for any such Securities in the nature of directors' qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Company in connection with such acquisition shall be owned 100% by Company or a Guarantor Subsidiary thereof, and Company shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Company, each of the actions set forth in Sections 5.10 and/or 5.11, as applicable;

                           (iv) Company and its Subsidiaries shall be in compliance with the financial covenants set forth in Section 6.8 on a pro forma basis after giving effect to such acquisition as of the last day of the Fiscal Quarter most recently ended, (as determined in accordance with Section 6.8(d));

                           (v)      Company shall have delivered to
         Administrative Agent at least fifteen (15) Business Days prior to such proposed acquisition, a Compliance Certificate

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                                       20
         evidencing compliance with Section 6.8 as required under clause (iv) above, together with all relevant financial information with respect to such acquired assets, including, without limitation, the aggregate consideration for such acquisition and any other information required to demonstrate compliance with Section 6.8; and

                           (vi) any Person or assets or division as acquired in accordance herewith shall be in same business or lines of business in which Company and/or its Subsidiaries are engaged, or are permitted to be engaged as provided herein, as of the time of such acquisition.

                  "PERMITTED GROUP" means any group of investors that is deemed to be a "person" (as that term is used in Section 13(d)(3) of the Exchange Act) by virtue of the Stockholders Agreement, as the same may be amended, modified or supplemented from time to time, provided that no single Person (other than the Principal and the Principal's Related Parties) beneficially owns (together with its Affiliates) more of the voting interest in the Capital Stock of the Company that is beneficially owned by such group of investors than is then collectively beneficially owned by the Principal and the Principal's Related Parties in the aggregate.

                  "PERMITTED HOLDER" as defined in the definition of Change Of Control.

                  "PERMITTED LIENS" means each of the Liens permitted pursuant to Section 6.2.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

                  "PIA" means Goldman Sachs Group, Inc. and it Affiliates.

                  "PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement to be executed by Company and each Guarantor substantially in the form of Exhibit I, as it may be amended, supplemented or otherwise modified from time to time.

                  "PRIME RATE" means the rate of interest quoted in The Wall Street Journal, Money Rates Section as the Prime Rate (currently defined as the base rate on corporate loans posted by at least 75% of the nation's thirty (30) largest banks), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PRINCIPAL" means Michael W. Patrick.

                  "PRINCIPAL OFFICE" means, for each of Administrative Agent, Swing Line Lender and Issuing Bank, such Person's "Principal Office" as set forth on Appendix B, or such other office as such Person may from time to time designate in writing to Company, Administrative Agent and each Lender.

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                                       21

                  "PROJECTIONS" as defined in Section 4.8.

                  "PRO RATA SHARE" means, with respect to each Lender, the percentage obtained by dividing (A) the Revolving Exposure of that Lender, by
(B) an amount equal to the sum of the aggregate Revolving Exposure of all Lenders.

                  "REAL ESTATE ASSET" means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Credit Party in any real property.

                  "RECORD DOCUMENT" means, with respect to any Leasehold Property, (i) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (ii) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Collateral Agent.

                  "RECORDED LEASEHOLD INTEREST" means a Leasehold Property with respect to which a Record Document has been recorded in all places necessary or desirable, in Collateral Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property.

                  "REFINANCING" has the meaning set forth in the Recitals hereto.

                  "REFUNDED SWING LINE LOANS" as defined in Section 2.2(b)(iv).

                  "REGISTER" as defined in Section 2.6(b).

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "REIMBURSEMENT DATE" as defined in Section 2.3(d).

                  "RELATED AGREEMENTS" means, collectively, (i) the Term Loan Credit Agreement and (ii) the Senior Subordinated Notes Documents.

                  "RELATED FUND" means, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "RELATED PARTIES" means (i) any controlling stockholder, 80% (or more) owned Subsidiary, or immediate family member (in the case of an individual) of the Principal; or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (i).

                  "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any

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                                       22

Hazardous Material into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater.

                  "REPLACEMENT LENDER" as defined in Section 2.21.

                  "REQUISITE LENDERS" means two or more non-Affiliate Lenders having or holding Revolving Exposure and representing more than 50% of the sum of the aggregate Revolving Exposure of all Lenders.

                  "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding; (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding; and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to the Senior Subordinated Notes or the Term Loans.

                  "REVOLVING COMMITMENT" means the commitment of a Lender to make or otherwise fund any Revolving Loan and to acquire participations in Letters of Credit and Swingline Loans hereunder and "REVOLVING COMMITMENTS" means such commitments of all Lenders in the aggregate. The amount of each Lender's Revolving Commitment, if any, is set forth on Appendix A-3 or in the applicable Assignment Agreement subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Closing Date is $50,000,000.

                  "REVOLVING COMMITMENT PERIOD" means the period from the Closing Date to but excluding the Revolving Commitment Termination Date.

                  "REVOLVING COMMITMENT TERMINATION DATE" means the earliest to occur of (i) August 4, 2008, (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.11, and (iii) the date of the termination of the Revolving Commitments pursuant to Section 8.1.

                  "REVOLVING EXPOSURE" means, with respect to any Lender as of any date of determination, (i) prior to the termination of the Revolving Commitments, that Lender's Revolving Commitment; and (ii) after the termination of the Revolving Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender, (b) in the case of Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations by Lenders in such Letters of Credit),
(c) the aggregate amount of all participations by that Lender in any outstanding Letters of Credit or any unreimbursed drawing under any Letter of Credit, (d) in the case of Swing Line Lender, the

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

aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein by other Lenders), and (e) the aggregate amount of all participations therein by that Lender in any outstanding Swing Line Loans.

                  "REVOLVING LOAN" means a Loan made by a Lender to Company pursuant to Section 2.1(a).

                  "REVOLVING LOAN NOTE" means a promissory note in the form of Exhibit B-1, as it may be amended, supplemented or otherwise modified from time to time.

                  "S&P" means Standard & Poor's Ratings Group, a division of The McGraw Hill Corporation.

                  "SECURED PARTIES" has the meaning assigned to that term in the Pledge and Security Agreement.

                  "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other instruments or evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

                  "SENIOR SUBORDINATED NOTE DOCUMENTS" means the Senior Subordinated Note Indenture, the Senior Subordinated Notes and each other document executed in connection with the Senior Subordinated Notes, and any documents executed in connection with any refinancings or replacements thereof to the extent permitted under Section 6.15, as each such document may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.15.

                  "SENIOR SUBORDINATED NOTE INDENTURE" means the indenture dated February 4, 2004, pursuant to which the Senior Subordinated Notes are issued, and any indenture pursuant to which the Senior Subordinated Notes are refinanced or replaced pursuant to a transaction permitted under Section 6.1, in each case as such indenture may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.15.

                  "SENIOR SUBORDINATED NOTES" means the Senior Subordinated Notes of Company in the aggregate principal amount of not less than $150,000,000 and issued pursuant to the Senior Subordinated Note Indenture, and any subordinated promissory notes issued in respect of any refinancing or replacement of such Senior Subordinated Notes in a transaction permitted under
Section 6.1, in each case as such notes may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.15.

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

                  "SOLVENT" means, with respect to any Credit Party, that as of the date of determination, both (i) (a) the sum of such Credit Party's debt (including contingent liabilities) does not exceed the present fair saleable value of such Credit Party's present assets; (b) such Credit Party's capital is not unreasonably small in relation to its business as contemplated on the Closing Date and reflected in the Projections or with respect to any transaction contemplated or undertaken after the Closing Date; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No.5).

                  "STOCKHOLDERS AGREEMENT" means that certain Stockholders Agreement by and among Company and the Principal, GS Capital Partners III, L.P., GS Capital Partners III Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Bridge Street Fund 1998, L.P., Stone Street Fund 1998, L.P., The Jordan Trust, TJT(B), TJT(B) (Bermuda) Investment Company LTD, David W. Zalaznick and Barbara Zalaznick, as joint tenants, Leucadia Investors, Inc. and Leucadia National Corporation, dated as of January 31, 2002, as amended and in effect on the date hereof.

                  "SUBJECT TRANSACTION" as defined in Section 6.8(d).

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

                  "SWING LINE LENDER" means Foothill in its capacity as Swing Line Lender hereunder, together with its permitted successors and assigns in such capacity.

                  "SWING LINE LOAN" means a Loan made by Swing Line Lender to Company pursuant to Section 2.2.

                  "SWING LINE NOTE" means a promissory note in the form of Exhibit B-2, as it may be amended, supplemented or otherwise modified from time to time.

                  "SWING LINE SUBLIMIT" means the lesser of (i) $5,000,000, and
(ii) the aggregate unused amount of Revolving Commitments then in effect.

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                  "SYNDICATION AGENT" as defined in the preamble hereto.

                  "TAX" means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding of any nature and whatever called, by any Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided, "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's applicable principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its applicable lending office).

                  "TERM LOAN CREDIT AGREEMENT" means the Senior Secured Second Priority Credit and Guaranty Agreement dated as of the Closing Date among Company, GSCP as sole lead arranger, sole bookrunner and sole syndication agent, National City Corporation, as administrative agent and collateral agent, and the other agents and lenders party thereto as it may be amended, modified, renewed, refunded, replaced or refinanced or otherwise restructured in whole or in part from time to time whether by the same or any other agent, lender or group of lenders.

                  "TERM LOANS" means the senior secured second priority term loans in an aggregate principal amount of $100,000,000 made on the Closing Date under the Term Loan Credit Agreement.

                  "TERMINATED LENDER" as defined in Section 2.21.

                  "TITLE POLICY" as defined in Section 3.1(i).

                  "TOTAL UTILIZATION OF REVOLVING COMMITMENTS" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing Issuing Bank for any amount drawn under any Letter of Credit, but not yet so applied), (ii) the aggregate principal amount of all outstanding Swing Line Loans, and (iii) the Letter of Credit Usage.

                  "TRANSACTION COSTS" means the fees, costs and expenses payable by Company or any of Company's Subsidiaries on or before the Closing Date in connection with the transactions contemplated by the Credit Documents, the Equity Offering and the Related Agreements.

                  "TYPE OF LOAN" means (i) with respect to Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan, and (ii) with respect to Swing Line Loans, a Base Rate Loan.

                  "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  "UNPAID REFINANCING AMOUNT" as defined in Section 3.1(f).

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         1.2. ACCOUNTING TERMS. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to Section 5.1(a) and 5.1(b) shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in Section 5.1(d), if applicable); provided, however, that calculations in connection with the definitions, covenants and other provisions hereof shall utilize accounting principles and policies in conformity with those used to prepare the Historical Financial Statements.

         1.3. INTERPRETATION, ETC. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not no limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

SECTION 2. LOANS AND LETTERS OF CREDIT

         2.1. REVOLVING LOANS. (a) Revolving Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make Revolving Loans to Company in an aggregate amount up to but not exceeding such Lender's Revolving Commitment; provided, that after giving effect to the making of any Revolving Loans in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed during the Revolving Commitment Period. Each Lender's Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Commitments shall be paid in full no later than such date.

                  (b) Borrowing Mechanics for Revolving Loans.

                           (i) Except pursuant to 2.3(d), Revolving Loans that are Base Rate Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount, and Revolving Loans that are Eurodollar Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount.

                           (ii) Whenever Company desires that Lenders make Revolving Loans, Company shall deliver to Administrative Agent a fully executed and delivered Funding Notice no later than 10:00 a.m. (New York City time) at least three Business Days in advance of the proposed Credit Date in the case of a Eurodollar Rate Loan, and at least one Business Day in advance of the proposed Credit Date in the case of a Revolving

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         Loan that is a Base Rate Loan. Except as otherwise provided herein, a
         Funding Notice for a Revolving Loan that is a Eurodollar Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

                           (iii) Notice of receipt of each Funding Notice in respect of Revolving Loans, together with the amount of each Lender's Pro Rata Share thereof, if any, together with the applicable interest rate, shall be provided by Administrative Agent to each applicable Lender by telefacsimile with reasonable promptness, but (provided Administrative Agent shall have received such notice by 10:00 a.m. (New York City time)) not later than 2:00 p.m. (New York City time) on the same day as Administrative Agent's receipt of such Notice from Company.

                           (iv) Each Lender shall make the amount of its Revolving Loan available to Administrative Agent not later than 12:00 p.m. (New York City time) on the applicable Credit Date by wire transfer of same day funds in Dollars, at Administrative Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Revolving Loans available to Company on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Administrative Agent from Lenders to be credited to the account of Company at Administrative Agent's Principal Office or such other account as may be designated in writing to Administrative Agent by Company.

         2.2. SWING LINE LOANS.

                  (a) Swing Line Loans Commitments. During the Revolving Commitment Period, subject to the terms and conditions hereof, Swing Line Lender hereby agrees to make Swing Line Loans to Company in the aggregate amount up to but not exceeding the Swing Line Sublimit; provided, that after giving effect to the making of any Swing Line Loan, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect. Amounts borrowed pursuant to this Section 2.2 may be repaid and reborrowed during the Revolving Commitment Period. Swing Line Lender's Revolving Commitment shall expire on the Revolving Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans and the Revolving Commitments shall be paid in full no later than such date.

                  (b) Borrowing Mechanics for Swing Line Loans.

                           (i) Swing Line Loans shall be made in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

                           (ii) Whenever Company desires that Swing Line Lender make a Swing Line Loan, Company shall deliver to Administrative Agent a Funding Notice no later than 12:00 p.m. (New York City time) on the proposed Credit Date.

                           (iii) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 3:00 p.m.(New York City time) on the

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

         applicable Credit Date by wire transfer of same day funds in Dollars, at Administrative Agent's Principal Office. Except as provided herein, upon satisfaction or waiver of the conditions precedent specified herein, Administrative Agent shall make the proceeds of such Swing Line Loans available to Company on the applicable Credit Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Swing Line Loans received by Administrative Agent from Swing Line Lender to be credited to the account of Company at Administrative Agent's Principal Office, or to such other account as may be designated in writing to Administrative Agent by Company.

                           (iv) With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to Section 2.11, Swing Line Lender may at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 11:00 a.m. (New York City time) at least one Business Day in advance of the proposed Credit Date, a notice (which shall be deemed to be a Funding Notice given by Company) requesting that each Lender holding a Revolving Commitment make Revolving Loans that are Base Rate Loans to Company on such Credit Date in an amount equal to the amount of such Swing Line Loans (the "REFUNDED SWING LINE LOANS") outstanding on the date such notice is given which Swing Line Lender requests Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (1) the proceeds of such Revolving Loans made by the Lenders other than Swing Line Lender shall be immediately delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (2) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender to Company, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans to Company and shall be due under the Revolving Loan
         Note issued by Company to Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent of the proceeds of such Revolving Loans made by Lenders, including the Revolving Loan deemed to be made by Swing Line Lender. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section 2.15.

                           (v) If for any reason Revolving Loans are not made pursuant to Section 2.1(b)(iv) in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by Swing Line Lender, each Lender holding a Revolving Commitment shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one Business

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

         Day's notice from Swing Line Lender, each Lender holding a Revolving Commitment shall deliver to Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the Principal Office of Swing Line Lender. In order to evidence such participation each Lender holding a Revolving Commitment agrees to enter into a participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any Lender holding a Revolving Commitment fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Swing Line Lender for the correction of errors among banks and thereafter at the Base Rate, as applicable.

                           (vi) Notwithstanding anything contained herein to the contrary, (1) each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation
         (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, any Credit Party or any other Person for any reason whatsoever; (B) the occurrence or continuation of a Default or Event of Default; (C) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Credit Party; (D) any breach of this Agreement or any other Credit Document by any party thereto; or (E) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each Lender are -------- subject to the condition that Swing Line Lender believed in good faith that all conditions under Section 3.2 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or the satisfaction of any such condition not satisfied had been waived by the Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (2) Swing Line Lender shall not be obligated to make any Swing Line Loans (A) if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default or (B) at a time when a Funding Default exists unless Swing Line Lender has entered into arrangements satisfactory to it and Company to eliminate Swing Line Lender's risk with respect to the Defaulting Lender's participation in such Swing Ling Loan, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the outstanding Swing Line Loans.

         2.3. ISSUANCE OF LETTERS OF CREDIT AND PURCHASE OF PARTICIPATIONS THEREIN.

                  (a) Letters of Credit. During the Revolving Commitment Period, subject to the terms and conditions hereof, Issuing Bank agrees to issue Letters of Credit for the account of Company in the aggregate amount up to but not exceeding the Letter of Credit Sublimit; provided, (i) each Letter of Credit shall be denominated in Dollars; (ii) the stated amount of each Letter of Credit shall be an amount not less than $100,000; (iii) after giving effect to such

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

issuance, in no event shall the Total Utilization of Revolving Commitments exceed the Revolving Commitments then in effect; (iv) after giving effect to such issuance, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect; (v) in no event shall any standby Letter of Credit have an expiration date later than the earlier of (1) the Revolving Commitment Termination Date and (2) the date which is one year from the date of issuance of such standby Letter of Credit; and (vi) in no event shall any commercial Letter of Credit (x) have an expiration date later than the earlier of (1) the Revolving Commitment Termination Date and (2) the date which is 270 days from the date of issuance of such commercial Letter of Credit or (b) be issued if such commercial Letter of Credit is otherwise unacceptable to Issuing Bank in its reasonable discretion. Notwithstanding the foregoing, Issuing Bank may agree that a standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless Issuing Bank elects not to extend for any such additional period; provided, Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time Issuing Bank must elect to allow such extension; provided, further, in the event a Funding Default exists, Issuing Bank shall not be required to issue any Letter of Credit unless Issuing Bank has entered into arrangements satisfactory to it and Company to eliminate Issuing Bank's risk with respect to the participation in Letters of Credit of the Defaulting Lender, including by cash collateralizing such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage.

                  (b) Notice of Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent an Issuance Notice no later than 12:00 p.m. (New York City time) at least three Business Days (or such shorter period as may be agreed to by Issuing Bank in any particular instance) in advance of the proposed date of issuance. Upon satisfaction or waiver of the conditions set forth in Section 3.2, Issuing Bank shall issue the requested Letter of Credit only in accordance with Issuing Bank's standard operating procedures. Upon the issuance of any Letter of Credit or amendment or modification to a Letter of Credit, Issuing Bank shall promptly notify each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit or amendment or modification to a Letter of Credit and the amount of such Lender's respective participation in such Letter of Credit pursuant to Section 2.3(e).

                  (c) Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, Issuing Bank shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit. As between Company and Issuing Bank, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by Issuing Bank, by the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with

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

any conditions required in order to draw upon such Letter of Credit, other than the failure to submit to the Issuing Bank documents under such Letter of Credit that appear on their face to be in accordance with the terms and conditions of such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of Issuing Bank's rights or powers hereunder. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by Issuing Bank under or in connection with the Letters of Credit or any documents and certificates delivered thereunder, if taken or omitted in good faith, and in the absence of gross negligence on the part of the Issuing Bank, shall not give rise to any liability on the part of Issuing Bank to Company. Notwithstanding anything to the contrary contained in this Section 2.3(c), Company shall retain any and all rights it may have against Issuing Bank for any liability arising solely out of the gross negligence or willful misconduct of Issuing Bank.

                  (d) Reimbursement by Company of Amounts Drawn or Paid Under Letters of Credit. In the event Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall immediately notify Company and Administrative Agent, and Company shall reimburse Issuing Bank on or before the second Business Day immediately following the date on which such drawing is honored (the "REIMBURSEMENT DATE") in an amount in Dollars and in same day funds equal to the amount of such honored drawing; provided, anything contained herein to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and Issuing Bank prior to 10:00 a.m. (New York City time) on the Business Day immediately following the date such drawing is honored that Company intends to reimburse Issuing Bank for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Funding Notice to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 3.2, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse Issuing Bank for the amount of such honored drawing; and provided further, if for any reason proceeds of Revolving Loans are not received by Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.3(d) shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth herein, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.3(d).

                  (e) Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender having a Revolving Commitment shall be

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deemed to have purchased, and hereby agrees to irrevocably purchase, from
Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder. In the event that Company shall fail for any reason to reimburse Issuing Bank as provided in Section 2.3(d), Issuing Bank shall promptly notify each Lender of the unreimbursed amount of such honored drawing and of such Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Commitments. Each Lender shall make available to Issuing Bank an amount equal to its respective participation, in Dollars and in same day funds, at the office of Issuing Bank specified in such notice, not later than 12:00 p.m. (New York City time) on the first business day (under the laws of the jurisdiction in which such office of Issuing Bank is located) after the date notified by Issuing Bank. In the event that any Lender fails to make available to Issuing Bank on such business day the amount of such Lender's participation in such Letter of Credit as provided in this
Section 2.3(e), Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by Issuing Bank for the correction of errors among banks and thereafter at the Base Rate. Nothing in this Section 2.3(e) shall be deemed to prejudice the right of any Lender to recover from Issuing Bank any amounts made available by such Lender to Issuing Bank pursuant to this Section in the event that it is determined that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of Issuing Bank. In the event Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.3(e) for all or any portion of any drawing honored by Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.3(e) with respect to such honored drawing such Lender's Pro Rata Share of all payments subsequently received by Issuing Bank from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on Appendix B or at such other address as such Lender may request.

                  (f) Obligations Absolute. The obligation of Company to reimburse Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.3(d) and the obligations of Lenders under Section 2.3(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including any of the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), Issuing Bank, Lender or any other Person or, in the case of a Lender, against Company, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (vi) any breach hereof or any other Credit Document by any

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

party thereto; (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (viii) the fact that an Event of Default or a Default shall have occurred and be continuing; provided, in each case, that payment by Issuing Bank under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of Issuing Bank under the circumstances in question.

                  (g) Indemnification. Without duplication of any obligation of Company under Section 10.2 or 10.3, in addition to amounts payable as provided herein, Company hereby agrees to protect, indemnify, pay and save harmless Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by Issuing Bank, other than as a result of (1) the gross negligence or willful misconduct of Issuing Bank or (2) the wrongful dishonor by Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it, or (ii) the failure of Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act.

         2.4. PRO RATA SHARES; AVAILABILITY OF FUNDS.

                  (a) Pro Rata Shares. All Loans shall be made, and all participations purchased, by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in such other Lender's obligation to make a Loan requested hereunder or purchase a participation required hereby nor shall any Revolving Commitment of any Lender be increased or decreased as a result of a default by any other Lender in such other Lender's obligation to make a Loan requested hereunder or purchase a participation required hereby.

                  (b) Availability of Funds. Unless Administrative Agent shall have been notified by any Lender prior to the applicable Credit Date that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Credit Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Credit Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Credit Date until the date such amount is paid to Administrative Agent, at the rate payable hereunder for Base Rate Loans. Nothing in this Section 2.4(b) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

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         2.5. USE OF PROCEEDS. The proceeds of the Revolving Loans, Swing Line
Loans and Letters of Credit shall be applied by Company for working capital and general corporate purposes of Company and its Subsidiaries, including Capital Expenditures and Permitted Acquisitions. No portion of the proceeds of any Credit Extension shall be used in any manner that causes or might cause such Credit Extension or the application of such proceeds to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation thereof or to violate the Exchange Act.

         2.6. EVIDENCE OF DEBT; REGISTER; LENDERS' BOOKS AND RECORDS; NOTES.

                  (a) Lenders' Evidence of Debt. Each Lender shall maintain on its internal records an account or accounts evidencing the Obligations of Company to such Lender, including the amounts of the Loans made by it and each repayment and prepayment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided, that the failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Revolving Commitments or Company's Obligations in respect of any applicable Loans; and provided further, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

                  (b) Register. Administrative Agent shall maintain at its Principal Office a register for the recordation of the names and addresses of Lenders and the Revolving Commitments and Loans of each Lender from time to time (the "REGISTER"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice. Administrative Agent shall record in the Register the Revolving Commitments and the Loans, and each repayment or prepayment in respect of the principal amount of the Loans, and any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided, failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Revolving Commitments or Company's Obligations in respect of any Loan. Company hereby designates Foothill to serve as Company's agent solely for purposes of maintaining the Register as provided in this Section 2.6, and Company hereby agrees that, to the extent Foothill serves in such capacity, Foothill and its officers, directors, employees, agents and affiliates shall constitute "Indemnitees."

                  (c) Notes. If so requested by any Lender by written notice to Company (with a copy to Administrative Agent) at least two Business Days prior to the Closing Date, or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to Section 10.6) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company's receipt of such notice) a Note or Notes to evidence such Lender's Revolving Loan or Swing Line Loan, as the case may be.

         2.7. INTEREST ON LOANS.

                  (a) Except as otherwise set forth herein, each Loan shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:

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                           (i) in the case of Revolving Loans:

                                    (1) if a Base Rate Loan, at the Base Rate
                  plus 2.25%; or

                                    (2) if a Eurodollar Rate Loan, at the
                  Adjusted Eurodollar Rate plus 3.25%; and

                           (ii) in the case of Swing Line Loans, at the Base Rate plus 2.25%.

                  (b) The basis for determining the rate of interest with respect to any Loan (except a Swing Line Loan which can be made and maintained as Base Rate Loans only), and the Interest Period with respect to any Eurodollar Rate Loan, shall be selected by Company and notified to Administrative Agent and Lenders pursuant to the applicable Funding Notice or Conversion/Continuation Notice, as the case may be. If on any day a Loan is outstanding with respect to which a Funding Notice or Conversion/Continuation Notice has not been delivered to Administrative Agent in accordance with the terms hereof specifying the applicable basis for determining the rate of interest, then for that day such Loan shall be a Base Rate Loan.

                  (c) In connection with Eurodollar Rate Loans there shall be no more than six (6) Interest Periods outstanding at any time. In the event Company fails to specify between a Base Rate Loan or a Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, such Loan (if outstanding as a Eurodollar Rate Loan) will be automatically converted into a Base Rate Loan on the last day of the then-current Interest Period for such Loan (or if outstanding as a Base Rate Loan will remain as, or (if not then outstanding) will be made as, a Base Rate Loan). In the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Funding Notice or Conversion/Continuation Notice, Company shall be deemed to have selected an Interest Period of one month. As soon as practicable after 10:00 a.m. (New York City time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

                  (d) Interest payable pursuant to Section 2.7(a) shall be computed (i) in the case of Base Rate Loans on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided, if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

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                  (e) Except as otherwise set forth herein, interest on each
Loan shall be payable in arrears on and to (i) each Interest Payment Date applicable to that Loan; (ii) upon any prepayment of that Loan, whether voluntary or mandatory, to the extent accrued on the amount being prepaid; and
(iii) at maturity, including final maturity; provided, however, with respect to any voluntary prepayment of a Base Rate Loan, accrued interest shall instead be payable on the applicable Interest Payment Date.

                  (f) Company agrees to pay to Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of Company at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Revolving Loans that are Base Rate Loans.

                  (g) Interest payable pursuant to Section 2.7(f) shall be computed on the basis of a 365/366-day year for the actual number of days elapsed in the period during which it accrues, and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full. Promptly upon receipt by Issuing Bank of any payment of interest pursuant to Section 2.7(f), Issuing Bank shall distribute to each Lender, out of the interest received by Issuing Bank in respect of the period from the date such drawing is honored to but excluding the date on which Issuing Bank is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of any Revolving Loans), the amount that such Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period if no drawing had been honored under such Letter of Credit. In the event Issuing Bank shall have been reimbursed by Lenders for all or any portion of such honored drawing, Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under Section 2.3(e) with respect to such honored drawing such Lender's Pro Rata Share of any interest received by Issuing Bank in respect of that portion of such honored drawing so reimbursed by Lenders for the period from the date on which Issuing Bank was so reimbursed by Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company.

         2.8. CONVERSION/CONTINUATION.

                  (a) Subject to Section 2.16 and so long as no Default or Event of Default shall have occurred and then be continuing, Company shall have the option:

                           (i) to convert at any time all or any part of any Revolving Loan equal to $1,000,000 and integral multiples of $250,000 in excess of that amount from one Type of Loan to another Type of Loan; provided, a Eurodollar Rate Loan may only be converted on the expiration of the Interest Period applicable to such Eurodollar Rate Loan unless Company shall pay all amounts due under Section 2.16 in connection with any such conversion; or

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

                           (ii) upon the expiration of any Interest Period applicable to any Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $250,000 in excess of that amount as a Eurodollar Rate Loan.

                  (b) Company shall deliver a Conversion/Continuation Notice to Administrative Agent no later than 10:00 a.m. (New York City time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). Except as otherwise provided herein, a Conversion/Continuation Notice for conversion to, or continuation of, any Eurodollar Rate Loans (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

         2.9. DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default, the principal amount of all Loans outstanding and, to the extent permitted by applicable law, any interest payments on the Loans or any fees or other amounts owed hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable on demand at a rate that is 2% per annum in excess of the interest rate otherwise payable hereunder with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans); provided, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable hereunder for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this Section 2.9 is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

         2.10. FEES.

                  (a) Company agrees to pay to Lenders having Revolving
Exposure:

                           (i) commitment fees equal to (1) the average of the daily difference between (a) the Revolving Commitments, and (b) the sum of (x) the aggregate principal amount of outstanding Revolving Loans (but not any outstanding Swing Line Loans) plus (y) the Letter of Credit Usage, times (2) 1.25% per annum; and

                           (ii) letter of credit fees equal to (1) 3.25% per annum, times (2) the average aggregate daily maximum amount available to be drawn under all such Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination).

All fees referred to in this Section 2.10(a) shall be paid to Administrative Agent at its Principal Office and upon receipt, Administrative Agent shall promptly distribute to each Lender its Pro Rata Share thereof.

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                  (b) Company agrees to pay directly to Issuing Bank, for its own account, the following fees:

                           (i) a fronting fee equal to 0.30%, per annum, times the average aggregate daily maximum amount available to be drawn under all Letters of Credit (determined as of the close of business on any date of determination); and

                           (ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with Issuing Bank's standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

                  (c) All fees referred to in Section 2.10(a) and 2.10(b)(i) shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year during the Revolving Commitment Period, commencing on the first such date to occur after the Closing Date, and on the Revolving Commitment Termination Date.

                  (d) In addition to any of the foregoing fees, Company agrees to pay to Agents such other fees in the amounts and at the times separately agreed upon.

         2.11. VOLUNTARY PREPAYMENTS/COMMITMENT REDUCTIONS.

                  (a) Voluntary Prepayments.

                           (i) Any time and from time to time:

                                    (1) with respect to Base Rate Loans, Company
                  may prepay any such Revolving Loans on any Business Day in whole or in part, in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount;

                                    (2) with respect to Eurodollar Rate Loans,
                  Company may prepay any such Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount; and

                                    (3) with respect to Swing Line Loans,
                  Company may prepay any such Loans on any Business Day in whole or in part in an aggregate minimum amount of $100,000, and in integral multiples of $50,000 in excess of that amount.

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                           (ii) All such prepayments shall be made:

                                    (1) upon not less than one Business Day's
                  prior written or telephonic notice in the case of Base Rate Loans;

                                    (2) upon not less than three Business Days'
                  prior written or telephonic notice in the case of Eurodollar Rate Loans; and

                                    (3) upon written or telephonic notice on the
                  date of prepayment, in the case of Swing Line Loans;

in each case given to Administrative Agent or Swing Line Lender, as the case may be, by 12:00 p.m. (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (and Administrative Agent will promptly transmit such telephonic or original notice for Revolving Loans by telefacsimile or telephone to each Lender) or Swing Line Lender, as the case may be. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in Section 2.13(a).

                  (b) Voluntary Commitment Reductions.

                           (i) Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each applicable Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Commitments in an amount up to the amount by which the Revolving Commitments exceed the Total Utilization of Revolving Commitments at the time of such proposed termination or reduction; provided, any such partial reduction of the Revolving Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $250,000 in excess of that amount.

                           (ii) Company's notice to Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Commitment of each Lender proportionately to its Pro Rata Share thereof.

         2.12. MANDATORY PREPAYMENTS/COMMITMENT REDUCTIONS.

                  (a) Asset Sales. No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds, Company shall prepay the Loans as set forth in Section 2.13(b) in an aggregate amount equal to such Net Asset Sale Proceeds; provided,
(i) so long as no Default or Event of Default shall have occurred and be continuing, and (ii) to the extent that aggregate Net Asset Sale Proceeds from the Closing Date

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

through the applicable date of determination do not exceed $10,000,000, Company shall have the option, directly or through one or more of its Subsidiaries, to, subject to the provisions of Section 6.7 hereof, invest (or commit within ninety days to invest in construction projects to be completed within 18 months after the date of receipt of such Net Asset Sale Proceeds) Net Asset Sale Proceeds within one hundred eighty days of receipt thereof in Consolidated Capital Expenditures or non-current assets useful in the business of Company and its Subsidiaries; provided further, pending any such investment all such Net Asset Sale Proceeds shall be applied to prepay Revolving Loans to the extent outstanding (without a reduction in Revolving Commitments).

                  (b) Insurance/Condemnation Proceeds. No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries, or Administrative Agent as loss payee, of any Net Insurance/Condemnation Proceeds, Company shall prepay the Loans as set forth in
Section 2.13(b) in an aggregate amount equal to such Net Insurance/Condemnation Proceeds; provided, so long as no Default or Event of Default shall have occurred and be continuing, Company shall have the option, directly or through one or more of its Subsidiaries, to, subject to the provisions of Section 6.7 hereof, invest (or commit within ninety days to invest in construction projects to be completed within 18 months after the date of receipt of such Net Insurance/Condemnation Proceeds) such Net Insurance/Condemnation Proceeds within one hundred eighty days of receipt thereof in Consolidated Capital Expenditures or non-current assets useful in the business of Company and its Subsidiaries, which investment may include the repair, restoration or replacement of the applicable assets thereof; provided further, pending any such investment all such Net Insurance/Condemnation Proceeds, as the case may be, shall be applied to prepay Revolving Loans to the extent outstanding (without a reduction in Revolving Commitments). The foregoing provisions shall be applicable to all such Net Insurance/Condemnation Proceeds notwithstanding any contrary provisions that may be set forth in the Mortgages.

                  (c) Issuance of Equity Securities. No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of any Cash proceeds from a capital contribution to, or the issuance of any Capital Stock of, Company or any of its Subsidiaries (other than pursuant to any employee stock or stock option compensation plan), Company shall prepay the Loans as set forth in Section 2.13(b) in an aggregate amount equal to 75% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; provided, during any period in which the Leverage Ratio (determined for any such period by reference to the most recent Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio) shall be 2.50:1.00 or less, Company shall only be required to make the prepayments and/or reductions otherwise required hereby in an amount equal to 50% of such net proceeds.

                  (d) Issuance of Debt. No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of any Cash proceeds from the incurrence of any Indebtedness of Company or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1), Company shall prepay the Loans as set forth in Section 2.13(b) in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

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                  (e) Revolving Loans and Swing Loans. Company shall from time to time prepay first, the Swing Line Loans, and second, the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Commitments shall not at any time exceed the Revolving Commitments then in effect.

                  (f) Prepayment Certificate. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Commitments pursuant to Sections 2.12(a) through 2.12(d), Company shall deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the calculation of the amount of the applicable net proceeds. In the event that Company shall subsequently determine that the actual amount received exceeded the amount set forth in such certificate, Company shall promptly make an additional prepayment of the Loans in an amount equal to such excess, and Company shall concurrently therewith deliver to Administrative Agent a certificate of an Authorized Officer demonstrating the derivation of such excess.

         2.13. APPLICATION OF PREPAYMENTS/REDUCTIONS.

                  (a) Application of Voluntary Prepayments by Type of Loans. Any prepayment of any Loan pursuant to Section 2.11(a) shall be applied as specified by Company in the applicable notice of prepayment; provided, in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied as follows:

                           first, to repay outstanding Swing Line Loans to the full extent thereof; and

                           second, to repay outstanding Revolving Loans to the full extent thereof.

                  (b) Application of Mandatory Prepayments by Type of Loans. Any amount required to be paid pursuant to Sections 2.12(a) through 2.12(d) shall be applied as follows:

                           first, to prepay the Swing Line Loans to the full extent thereof;

                           second, to prepay the Revolving Loans to the full extent thereof;

                           third, to prepay outstanding reimbursement obligations with respect to Letters of Credit; and

                           fourth, to cash collateralize Letters of Credit.

                  (c) Application of Prepayments of Loans to Base Rate Loans and Eurodollar Rate Loans. Any prepayment of Loans shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to Section 2.16(c).

         2.14. GENERAL PROVISIONS REGARDING PAYMENTS.

                  (a) All payments by Company of principal, interest, fees and other Obligations shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 p.m. (New

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

York City time) on the date due at Administrative Agent's Principal Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day.

                  (b) All payments in respect of the principal amount of any Loan (other than voluntary prepayments of Revolving Loans) shall be accompanied by payment of accrued interest on the principal amount being repaid or prepaid.

                  (c) Administrative Agent shall promptly distribute to each Lender at such address or by wire transfer to such account as such Lender shall indicate in writing, such Lender's applicable Pro Rata Share of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including, without limitation, all fees payable with respect thereto, to the extent received by Administrative Agent.

                  (d) Notwithstanding the foregoing provisions hereof, if any Conversion/Continuation Notice is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

                  (e) Subject to the provisos set forth in the definition of "Interest Period", whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the Revolving Commitment fees hereunder.

                  (f) Company hereby authorizes Administrative Agent to charge Company's accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

                  (g) Administrative Agent shall deem any payment by or on behalf of Company hereunder that is not made in same day funds prior to 12:00 p.m. (New York City time) to be a non-conforming payment. Any such payment shall not be deemed to have been received by Administrative Agent until the later of
(i) the time such funds become available funds, and (ii) the applicable next Business Day. Administrative Agent shall give prompt telephonic notice to Company and each applicable Lender (confirmed in writing) if any payment is non-conforming. Any non-conforming payment may constitute or become a Default or Event of Default in accordance with the terms of Section 8.1(a). Interest shall continue to accrue on any principal as to which a non-conforming payment is made until such funds become available funds (but in no event less than the period from the date of such payment to the next succeeding applicable Business Day) at the rate determined pursuant to Section 2.9 from the date such amount was due and payable until the date such amount is paid in full.

                  (h) If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall be

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applied in accordance with the application arrangements described in Section 7.2 of the Pledge and Security Agreement.

         2.15. RATABLE SHARING. Lenders hereby agree among themselves that, except as otherwise provided in the Collateral Documents with respect to amounts realized from the exercise of rights with respect to Liens on the Collateral, if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms hereof), through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Credit Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to such Lender hereunder or under the other Credit Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Administrative Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

         2.16. MAKING OR MAINTAINING EURODOLLAR RATE LOANS.

                  (a) Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist, and (ii) any Funding Notice or Conversion/Continuation Notice given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

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                  (b) Illegality or Impracticability of Eurodollar Rate Loans.
In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or (ii) has become impracticable, as a result of contingencies occurring after the date hereof which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (1) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (2) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, the Affected Lender shall make such Loan as (or continue such Loan as or convert such Loan to, as the case may be) a Base Rate Loan, (3) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (4) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Funding Notice or a Conversion/Continuation Notice, Company shall have the option, subject to the provisions of Section 2.16(c), to rescind such Funding Notice or Conversion/Continuation Notice as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this Section 2.16(b) shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms hereof.

                  (c) Compensation for Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by such Lender to Lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or re-employment of such funds but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Funding Notice or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Conversion/Continuation Notice or a telephonic request for conversion or continuation; (ii) if any prepayment or other principal payment of, or any conversion of, any of its Eurodollar Rate Loans occurs on a date

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

prior to the last day of an Interest Period applicable to that Loan; or (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company.

                  (d) Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender.

                  (e) Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this Section 2.16 and under
Section 2.17 shall be made as though such Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Section 2.16 and under
Section 2.17.

         2.17.    INCREASED COSTS; CAPITAL ADEQUACY.

                  (a) Compensation For Increased Costs and Taxes. Subject to the provisions of Section 2.18 (which shall be controlling with respect to the matters covered thereby), in the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.17(a)) shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that the adoption, effectiveness, phase-in or initial applicability after the Closing Date of any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law): (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of the other Credit Documents or any of its obligations hereunder or thereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder; (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market; and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or

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to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this
Section 2.17(a), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  (b) Capital Adequacy Adjustment. In the event that any Lender (which term shall include Issuing Bank for purposes of this Section 2.17(b)) shall have determined that the adoption, effectiveness, phase-in or initial applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Revolving Commitments or Letters of Credit, or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section 2.17(b), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         2.18.    TAXES; WITHHOLDING, ETC.

                  (a) Payments to Be Free and Clear. All sums payable by any Credit Party hereunder and under the other Credit Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of any Credit Party or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment.

                  (b) Withholding of Taxes. If any Credit Party or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or

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                                       47
payable by any Credit Party to Administrative Agent or any Lender (which term shall include Issuing Bank for purposes of this Section 2.18(b)) under any of the Credit Documents: (i) Company shall notify Administrative Agent of any such requirement or any change in any such requirement as soon as Company becomes aware of it; (ii) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Credit Party) for its own account or (if that liability is imposed on Administrative Agent or such Lender, as the case may be) on behalf of and in the name of Administrative Agent or such Lender; (iii) the sum payable by such Credit Party in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and (iv) within thirty days after paying any sum from which it is required by law to make any deduction or withholding, and within thirty days after the due date of payment of any Tax which it is required by clause (ii) above to pay, Company shall deliver to Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, no such additional amount shall be required to be paid to any Lender under clause (iii) above except to the extent that any change after the date hereof (in the case of each Lender listed on the signature pages hereof on the Closing Date) or after the effective date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment as is mentioned therein shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date hereof or at the date of such Assignment Agreement, as the case may be, in respect of payments to such Lender.

                  (c) Evidence of Exemption From U.S. Withholding Tax. Each Lender that is not a United States Person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes (a "NON-US LENDER") shall deliver to Administrative Agent for transmission to Company, on or prior to the Closing Date (in the case of each Lender listed on the signature pages hereof on the Closing Date) or on or prior to the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender), and at such other times as may be necessary in the determination of Company or Administrative Agent (each in the reasonable exercise of its discretion), (i) two original copies of Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Credit Documents, or (ii) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8BEN or W-8ECI pursuant to clause (i) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to any payments to such Lender of interest payable under any of the Credit

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                                       48

Documents. Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to this Section 2.18(c) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, that such Lender shall promptly deliver to Administrative Agent for transmission to Company two new original copies of Internal Revenue Service Form W-8BEN or W-8ECI , or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8, as the case may be, properly completed and duly executed by such Lender, and such other documentation required under the Internal Revenue Code and reasonably requested by Company to confirm or establish that such Lender is not subject to deduction or withholding of United States federal income tax with respect to payments to such Lender under the Credit Documents, or notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence. Company shall not be required to pay any additional amount to any Non-US Lender under Section 2.18(b)(iii) if such Lender shall have failed (1) to deliver the forms, certificates or other evidence referred to in the second sentence of this
Section 2.18(c), or (2) to notify Administrative Agent and Company of its inability to deliver any such forms, certificates or other evidence, as the case may be; provided, if such Lender shall have satisfied the requirements of the first sentence of this Section 2.18(c) on the Closing Date or on the date of the Assignment Agreement pursuant to which it became a Lender, as applicable, nothing in this last sentence of Section 2.18(c) shall relieve Company of its obligation to pay any additional amounts pursuant this Section 2.18 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described herein.

                  (d) Treatment of Certain Refunds. If the Administrative Agent, a Lender or the Issuing Bank determines, in its sole judgment, that it has received a refund of any Taxes as to which it has been indemnified by the Company or with respect to which the Company has paid additional amounts pursuant to this Section 2.18, it shall pay to the Company an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Company under this Section 2.18 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Company, upon the request of the Administrative Agent, such Lender or the Issuing Bank, agrees to repay the amount paid over to the Company (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Bank in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Company or any other Person.

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         2.19. OBLIGATION TO MITIGATE. Each Lender (which term shall include
Issuing Bank for purposes of this Section 2.19) agrees that, as promptly as practicable after the officer of such Lender responsible for administering its Loans or Letters of Credit, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under Section 2.16, 2.17 or 2.18, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts to (a) make, issue, fund or maintain its Credit Extensions, including any Affected Loans, through another office of such Lender, or (b) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender pursuant to Section 2.16, 2.17 or 2.18 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Revolving Commitments, Loans or Letters of Credit through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Revolving Commitments, Loans or Letters of Credit or the interests of such Lender; provided, such Lender will not be obligated to utilize such other office pursuant to this Section 2.19 unless Company agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this Section 2.19 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

         2.20. DEFAULTING LENDERS. Anything contained herein to the contrary notwithstanding, in the event that any Lender defaults (a "DEFAULTING LENDER") in its obligation to fund (a "FUNDING DEFAULT") any Revolving Loan or its portion of any unreimbursed payment under Section 2.2(b)(iv) or 2.3(e) (in each case, a "DEFAULTED LOAN"), then (a) during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Credit Documents; (b) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, (i) any voluntary prepayment of the Revolving Loans shall, if Company so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no Revolving Loans outstanding and the Revolving Exposure of such Defaulting Lender were zero, and (ii) any mandatory prepayment of the Revolving Loans shall, if Company so directs at the time of making such mandatory prepayment, be applied to the Revolving Loans of other Lenders (but not to the Revolving Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender, it being understood and agreed that Company shall be entitled to retain any portion of any mandatory prepayment of the Revolving Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b); (c) such Defaulting Lender's Revolving Commitment and outstanding Revolving Loans and such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage shall be excluded for purposes of calculating the Revolving Commitment fee payable to Lenders in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any Revolving Commitment fee pursuant to
Section 2.10 with respect to such Defaulting Lender's Revolving Commitment in respect of any Default Period with respect to

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such Defaulting Lender; and (d) the Total Utilization of Revolving Commitments
as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender. No Revolving Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.20, performance by Company of its obligations hereunder and the other Credit Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this
Section 2.20. The rights and remedies against a Defaulting Lender under this
Section 2.20 are in addition to other rights and remedies which Company may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

         2.21. REMOVAL OR REPLACEMENT OF A LENDER. Anything contained herein to the contrary notwithstanding, in the event that: (a) (i) any Lender (an "INCREASED-COST LENDER") shall give notice to Company that such Lender is an Affected Lender or that such Lender is entitled to receive payments under
Section 2.16, 2.17 or 2.18, (ii) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (iii) such Lender shall fail to withdraw such notice within five Business Days after Company's request for such withdrawal; or (b)
(i) any Lender shall become a Defaulting Lender, (ii) the Default Period for such Defaulting Lender shall remain in effect, and (iii) such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Company's request that it cure such default; or (c) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions hereof as contemplated by Section 10.5(b), the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "NON-CONSENTING LENDER") whose consent is required shall not have been obtained; then, with respect to each such Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the "TERMINATED LENDER"), Company may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so, elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Revolving Commitments, if any, in full to one or more Eligible Assignees (each a "REPLACEMENT LENDER") in accordance with the provisions of Section 10.6 and Terminated Lender shall pay any fees payable thereunder in connection with such assignment; provided, (1) on the date of such assignment, the Replacement Lender shall pay to Terminated Lender an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Terminated Lender, (B) an amount equal to all unreimbursed drawings that have been funded by such Terminated Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid fees owing to such Terminated Lender pursuant to Section 2.10; (2) on the date of such assignment, Company shall pay any amounts payable to such Terminated Lender pursuant to Section 2.16(c), 2.17 or 2.18; or otherwise as if it were a prepayment and (3) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender; provided, Company may not make such election with respect to any Terminated Lender that is also an Issuing Bank unless, prior to the effectiveness of such election, Company shall have caused each outstanding Letter of Credit issued thereby to be cancelled. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender's Revolving Commitments, if any, such Terminated

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Lender shall no longer constitute a "Lender" for purposes hereof; provided, any rights of such Terminated Lender to indemnification hereunder shall survive as to such Terminated Lender.

SECTION 3. CONDITIONS PRECEDENT

         3.1. CLOSING DATE. The obligation of any Lender to make a Credit Extension on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions on or before the Closing Date:

           (a) Credit Documents. Administrative Agent shall have received sufficient copies of each Credit Document originally executed and delivered by each applicable Credit Party for each Lender.

           (b) Organizational Documents; Incumbency. Administrative Agent shall have received (i) sufficient copies of each Organizational Document executed and delivered by each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, for each Lender, each dated the Closing Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Agreement and the other Credit Documents and the Related Agreements to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party's jurisdiction of incorporation, organization or formation and, subject to Section 5.13(b), in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Closing Date; and
(v) such other documents as Administrative Agent may reasonably request.

           (c) Organizational and Capital Structure. The organizational structure and capital structure of Company and its Subsidiaries shall be as set forth on Schedules 4.1 and 4.2.

           (d) Issuance of Senior Subordinated Notes. On or before the Closing
Date:

                           (i) Company shall have received the gross proceeds from the issuance of the Senior Subordinated Notes in an aggregate amount in cash of not less than $150,000,000;

                           (ii) Company shall have delivered to Syndication Agent and Administrative Agent complete, correct and conformed copies of the Senior Subordinated Note Documents; and

                           (iii) The proceeds of Senior Subordinated Notes shall have been irrevocably committed, simultaneously with the application of the proceeds of the Term Loans and the Equity Offering to the payment of the Refinancing.

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                  (e)      Borrowings of the Term Loans. On or before the
Closing Date:

                           (i) Company shall have received the gross proceeds from the borrowings of the Term Loans in an aggregate amount in cash of not less than $100,000,000;

                           (ii) Company shall have delivered to Syndication Agent and Administrative Agent complete, correct and conformed copies of the Term Loan Credit Agreement; and

                           (iii) The proceeds of Term Loans shall have been irrevocably committed, simultaneously with the application of the proceeds of the Senior Subordinated Notes and the Equity Offering, to the payment of the Refinancing.

                  (f) Refinancing. On the Closing Date, Company and its Subsidiaries shall have (i) repaid in full all Existing Indebtedness, except for any amounts of the Company's 10.375% senior subordinated notes due 2009 not tendered as of the Closing Date (the "UNPAID REFINANCING AMOUNT"), (ii) terminated any commitments to lend or make other extensions of credit thereunder, (iii) delivered to Syndication Agent and Administrative Agent all documents or instruments necessary to release all Liens securing Existing Indebtedness or other obligations of Company and its Subsidiaries thereunder being repaid on the Closing Date, and (iv) made arrangements satisfactory to Syndication Agent and Administrative Agent with respect to the cancellation of any letters of credit outstanding thereunder or the issuance of Letters of Credit to support the obligations of Company and its Subsidiaries with respect thereto.

                  (g) Transaction Costs. On or prior to the Closing Date, Company shall have delivered to Administrative Agent Company's reasonable best estimate of the Transactions Costs (other than fees payable to any Agent).

                  (h) Governmental Authorizations and Consents. Each Credit Party shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Credit Documents and the Related Agreements and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Credit Documents or the Related Agreements or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

                  (i) Real Estate Assets. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in certain Real Estate Assets, Collateral Agent shall have received from Company and each applicable Guarantor:

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                           (i) fully executed and notarized Mortgages, in proper
         form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Estate Asset listed in Schedule 3.1(i) (each, a "CLOSING DATE MORTGAGED PROPERTY");

                           (ii) an opinion of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) in each state in which a Closing Date Mortgaged Property is located with respect to the enforceability of the form(s) of Mortgages to be recorded in such state and such other matters as Collateral Agent may reasonably request, in each case in form and substance reasonably satisfactory to Collateral Agent;

                           (iii) in the case of each Leasehold Property that is a Closing Date Mortgaged Property, (1) a Landlord Consent and Estoppel and (2) evidence that such Leasehold Property is a Recorded Leasehold Interest;

                           (iv) (a) ALTA mortgagee title insurance policies or unconditional commitments therefor issued by Commonwealth Land Title Insurance Company (the "TITLE COMPANY") with respect to each Closing Date Mortgaged Property (each, a "TITLE POLICY"), in amounts not less than the agreed-upon values of the Closing Date Mortgaged Properties, together with a title report issued by the Title Company with respect thereto, dated not more than thirty days prior to the Closing Date and copies of all recorded documents listed as exceptions to title or otherwise referred to therein, each in form and substance reasonably satisfactory to Collateral Agent and (b) evidence satisfactory to Collateral Agent that such Credit Party has paid to the Title Company or to the appropriate Governmental Authorities all expenses and premiums of the Title Company and all other sums required in connection with the issuance of each Title Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Closing Date Mortgaged Property in the appropriate real estate records; and

                           (v) evidence of flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, in form and substance reasonably satisfactory to Collateral Agent.

                  (j) Personal Property Collateral. In order to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid, perfected First Priority security interest in the personal property Collateral, Collateral Agent shall have received:

                           (i) evidence satisfactory to Collateral Agent of the compliance by each Credit Party of their obligations under the Pledge and Security Agreement and the other Collateral Documents (including, without limitation, their obligations to execute and deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements perfecting the security interest in the deposit and/or securities accounts as provided therein);

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                           (ii) A completed Collateral Questionnaire dated the
         Closing Date and executed by an Authorized Officer of each Credit Party, together with all attachments contemplated thereby, including
         (A) the results of a recent search, by a Person satisfactory to Collateral Agent, of all effective UCC financing statements (or equivalent filings) made with respect to any personal or mixed property of any Credit Party in the jurisdictions specified in the Collateral Questionnaire, together with copies of all such filings disclosed by such search, and (B) UCC amendment financing statements (or similar documents) duly authorized for filing by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective UCC financing statements (or equivalent filings) disclosed in such search (other than any such financing statements in respect of Permitted Liens);

                           (iii) opinions of counsel (which counsel shall be reasonably satisfactory to Collateral Agent) with respect to the creation and perfection of the security interests in favor of Collateral Agent in such Collateral and such other matters governed by the laws of each jurisdiction in which any Credit Party or any personal property Collateral is "located" (for purposes of the UCC) and the laws of other applicable jurisdictions, in each case as Collateral Agent may reasonably request, in form and substance reasonably satisfactory to Collateral Agent; and

                           (iv) evidence that each Credit Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument required by the Syndication Agent (including without limitation, any required (i) Landlord Personal Property Collateral Access Agreement executed by the landlord of any Leasehold Property and by the applicable Credit Party and (ii) intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.1(b)) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by Collateral Agent.

                  (k) Environmental Reports. Syndication Agent and Administrative Agent shall have received reports and other information, if any, as previously requested in writing by the Syndication Agent. in form, scope and substance reasonably satisfactory to Syndication Agent and Administrative Agent, regarding environmental liabilities relating to the Facilities.

                  (l) Financial Statements, Minimum EBITDA; Projections. Lenders shall have received from Company (i) the Historical Financial Statements, (ii) a pro forma consolidated balance sheet of Company and its Subsidiaries as at the Closing Date, and reflecting the related financings and the other transactions contemplated by the Credit Documents to occur on or prior to the Closing Date, which pro forma financial statements shall be in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent and shall demonstrate Consolidated Adjusted EBITDA of not less than $99,000,000 for the twelve-month period ended December 31, 2003, and (iii) the Projections.

                  (m) Evidence of Insurance. Collateral Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to
Section 5.5 is in full force and effect and that Collateral Agent, for

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the benefit of Lenders has been named as additional insured and loss payee thereunder to the extent required under Section 5.5.

                  (n) Equity Offering. On or before the Closing Date, the proceeds of the Equity Offering shall have been irrevocably committed, simultaneously with the application of the proceeds of the Term Loans and the Senior Subordinated Notes, to the payment of the Refinancing. The terms of the Equity Offering and the agreements related thereto shall be satisfactory to each of Syndication Agent and Administrative Agent.

                  (o) Related Agreements; Designated Contracts. Syndication Agent and Administrative Agent shall each have received a fully executed or conformed copy of the Related Agreements and the Designated Contracts and any documents executed in connection therewith, together with, in the case of the Related Agreements, copies of each of the opinions of counsel delivered to the parties under the Related Agreements. There shall be no defaults or events of default (as may be defined in the applicable Related Agreement or Designated Contract) under any Related Agreements or Designated Contracts and each Related Agreement and Designated Contract shall be in full force and effect and no provision thereof shall have been modified or waived in any respect reasonably determined by Syndication Agent or Administrative Agent to be materially adverse to Company or the Lenders, in each case without the consent of the Syndication Agent or Administrative Agent.

                  (p) Opinions of Counsel to Credit Parties. Lenders and their respective counsel shall have received originally executed copies of the favorable written opinions of those counsel for Credit Parties set forth on
Schedule 3.1(p), in the form of Exhibit D and as to such other matters as Administrative Agent or Syndication Agent may reasonably request, dated as of the Closing Date and otherwise in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent (and each Credit Party hereby instructs such counsel to deliver such opinions to Agents and Lenders).

                  (q) Fees. Company shall have paid to Syndication Agent, Administrative Agent and Co-Documentation Agents, the fees payable on the Closing Date referred to in Section 2.10(d).

                  (r) Closing Date Certificate. Company shall have delivered to Syndication Agent and Administrative Agent an originally executed Closing Date Certificate, together with all attachments thereto.

                  (s) Credit Rating. The credit facilities provided for under this Agreement shall have been assigned a credit rating by S&P and Moody's in each case satisfactory to the Agents.

                  (t) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Administrative Agent and Syndication Agent, singly or in the aggregate, materially impairs the transactions contemplated by the Credit Documents or the Related Agreements, or that could reasonably be expected to have a Material Adverse Effect.

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

                  (u) Completion of Proceedings. All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent or Syndication Agent and its counsel shall be reasonably satisfactory in form and substance to Administrative Agent and Syndication Agent and such counsel, and Administrative Agent, Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent or Syndication Agent may reasonably request.

Each Lender, by delivering its signature page to this Agreement and funding a Loan on the Closing Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

         3.2. CONDITIONS TO EACH CREDIT EXTENSION.

                  (a) Conditions Precedent. The obligation of each Lender to make any Loan, or Issuing Bank to issue any Letter of Credit, on any Credit Date, including the Closing Date, are subject to the satisfaction, or waiver in accordance with Section 10.5, of the following conditions precedent:

                           (i) Administrative Agent shall have received a fully executed and delivered Funding Notice or Issuance Notice, as the case may be;

                           (ii) after making the Credit Extensions requested on such Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

                           (iii) as of such Credit Date, the representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects on and as of that Credit Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and except as to changes otherwise expressly permitted by the terms of the Credit Documents;

                           (iv) as of such Credit Date, no event shall have occurred and be continuing or would result from the consummation of the applicable Credit Extension that would constitute an Event of Default or a Default;

                           (v) on or before the date of issuance of any Letter of Credit, Administrative Agent shall have received all other information required by the applicable Issuance Notice, and such other documents or information as Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit;

                           (vi) (vi) as of such Credit Date, after giving effect to the contemplated Credit Extension and Company's use of the proceeds thereof on such date and assuming for purposes hereof, with respect to any Credit Extension prior to 45 Business Days following the Closing Date, that the Unpaid Refinancing Amount has been paid to the

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

         extent of any Cash and Cash Equivalents held by Company for such purpose, Company shall be in compliance with the financial covenants set forth in Section 6.8 hereof; and

                           (vii) (vii) after giving effect to such Credit Extension the aggregate Cash and Cash Equivalents of Company and its subsidiaries in any concentration account of Company or which have been recently distributed from such concentration accounts to other accounts of the Company or its Subsidiaries (other than payroll accounts in the ordinary course of business, and excluding Cash and Cash Equivalents held by Company for purposes of paying the Unpaid Refinancing Amount within 45 Business Days following the Closing Date) will not exceed $15,000,000.

                  (b) Notices. Any Notice shall be executed by an Authorized Officer in a writing delivered to Administrative Agent. In lieu of delivering a Notice, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing, conversion/continuation or issuance of a Letter of Credit, as the case may be; provided each such notice shall be promptly confirmed in writing by delivery of the applicable Notice to Administrative Agent on or before the applicable date of borrowing, continuation/conversion or issuance. Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized on behalf of Company or for otherwise acting in good faith.

SECTION 4. REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders and Issuing Bank to enter into this Agreement and to make each Credit Extension to be made thereby, each Credit Party represents and warrants to each Lender and Issuing Bank, on the Closing Date and on each Credit Date, that the following statements are true and correct (it being understood and agreed that the representations and warranties made on the Closing Date are deemed to be made concurrently with the consummation of Refinancing contemplated hereby):

         4.1. ORGANIZATION; REQUISITE POWER AND AUTHORITY; QUALIFICATION. Each of Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as identified in Schedule 4.1, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect.

         4.2. CAPITAL STOCK AND OWNERSHIP. The Capital Stock of each of Company and its Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable. Except as set forth on Schedule 4.2, as of the Closing Date, there is no existing option, warrant, call, right, commitment or other agreement to which Company or any of its Subsidiaries is a party requiring, and there is no membership interest or other Capital Stock of Company or any of

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

its Subsidiaries outstanding which upon conversion or exchange would require, the issuance by Company or any of its Subsidiaries of any additional membership interests or other Capital Stock of Company or any of its Subsidiaries or other Securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Capital Stock of Company or any of its Subsidiaries. Schedule 4.2 correctly sets forth the ownership interest of Company and each of its Subsidiaries in their respective Subsidiaries as of the Closing Date.

         4.3. DUE AUTHORIZATION. The execution, delivery and performance of the Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

         4.4. NO CONFLICT. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, any of the Organizational Documents of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries except to the extent such violation could not be reasonably expected to have a Material Adverse Effect; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties and Liens securing obligation under the Term Loan Credit Agreement pursuant to Section 6.2(n)); or
(d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Closing Date and disclosed in writing to Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

         4.5. GOVERNMENTAL CONSENTS. The execution, delivery and performance by Credit Parties of the Credit Documents to which they are parties and the consummation of the transactions contemplated by the Credit Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Collateral Agent for filing and/or recordation, as of the Closing Date.

         4.6. BINDING OBLIGATION. Each Credit Document has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         4.7. HISTORICAL FINANCIAL STATEMENTS. The Historical Financial Statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial

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position, on a consolidated basis, of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows, on a consolidated basis, of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. As of the Closing Date, neither Company nor any of its Subsidiaries has any contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the Historical Financial Statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and any of its Subsidiaries taken as a whole.

         4.8. PROJECTIONS. On and as of the Closing Date, the Projections of Company and its Subsidiaries for the period Fiscal Year 2003 through and including Fiscal Year 2009 (the "PROJECTIONS") are based on good faith estimates and assumptions believed by the management of Company reasonable based on the information available; provided, the Projections are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from such Projections and that the differences may be material.

         4.9. NO MATERIAL ADVERSE CHANGE. Since December 31, 2002, no event, circumstance or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

         4.10. NO RESTRICTED JUNIOR PAYMENTS. Since September 30, 2003, neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as would have been permitted pursuant to Section 6.5.

         4.11. ADVERSE PROCEEDINGS, ETC. There are no Adverse Proceedings, individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries (a) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         4.12. PAYMENT OF TAXES. Except as otherwise permitted under Section 5.3, all material tax returns and reports of Company and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid prior to delinquency. Company knows of no tax payment delinquency of Company or any of its Subsidiaries which is not being actively contested by Company or such Subsidiary in good faith and by appropriate proceedings; provided, such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

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

         4.13. PROPERTIES.

                  (a) Title. Each of Company and its Subsidiaries has (i) good, sufficient and legal title to (in the case of fee interests in real property),
(ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the pro forma consolidated balance sheet of Company referred to in Section 3.1(l)(ii) or, as and when available, in the most recent financial statements delivered pursuant to Section 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under Section 6.9. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

                  (b) Real Estate. As of the Closing Date, Schedule 4.13 contains true and complete lists of all owned Facilities and all leased Facilities.

         4.14. ENVIRONMENTAL MATTERS. Neither Company nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to any Environmental Law, any Environmental Claim, or any Hazardous Materials Activity that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries has received any letter or request for information under
Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9604) or any comparable state law. There are and, to each of Company's and its Subsidiaries' knowledge, have been, no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against Company or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither Company nor any of its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment of Hazardous Materials at any Facility, and none of Company's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent not in compliance with applicable Environmental Laws. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. No event or condition has occurred or is occurring with respect to Company or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity which individually or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect.

         4.15. NO DEFAULTS. Neither Company nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

         4.16. MATERIAL CONTRACTS. Schedule 4.16 contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date, and except as described thereon, all such

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

Material Contracts are in full force and effect and no defaults currently exist thereunder, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect.

         4.17. GOVERNMENTAL REGULATION. Neither Company nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Company nor any of its Subsidiaries is a "registered investment company" or a company "controlled" by a "registered investment company" or a "principal underwriter" of a "registered investment company" as such terms are defined in the Investment Company Act of 1940.

         4.18. MARGIN STOCK. Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to such Credit Party will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of said Board of Governors.

         4.19. EMPLOYEE MATTERS. Neither Company nor any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Company or any of its Subsidiaries, or to the best knowledge of Company, threatened against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Company or any of its Subsidiaries or to the best knowledge of Company, threatened against any of them, (b) no strike or work stoppage in existence or, to the best knowledge of Company, threatened involving Company or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, and (c) to the best knowledge of Company, no union representation question existing with respect to the employees of Company or any of its Subsidiaries and, to the best knowledge of Company, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

         4.20. EMPLOYEE BENEFIT PLANS. Company, each of its Subsidiaries and each of their respective ERISA Affiliates are in compliance in all material respects with all applicable provisions and requirements of ERISA and the Internal Revenue Code and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their material obligations under each Employee Benefit Plan. Each Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service with respect to all applicable laws in which the Internal Revenue Service will issue favorable determination letters (or such Employee Benefit Plan has been or will be timely filed within the remedial amendment period to enable it to correct any qualification issues raised) and nothing has occurred subsequent to the issuance of such determination letter which would cause such Employee Benefit Plan to

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lose its qualified status. No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Employee Benefit Plan (other than for routine and reasonable claims for benefits in the ordinary course) or any trust established under Title IV of ERISA has been or is expected to be incurred by Company, any of its Subsidiaries or any of their ERISA Affiliates. No ERISA Event has occurred or is reasonably expected to occur. Except to the extent required under Section 4980B of the Internal Revenue Code or similar state laws, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Company, any of its Subsidiaries or any of their respective ERISA Affiliates. The present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by Company, any of its Subsidiaries or any of their ERISA Affiliates, (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan), did not materially exceed the aggregate current value of the assets of such Pension Plan. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of Company, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA is not material. Company, each of its Subsidiaries and each of their ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in material "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan.

         4.21. CERTAIN FEES. No broker's or finder's fee or commission will be payable with respect hereto or any of the transactions contemplated hereby.

         4.22. SOLVENCY. Each Credit Party is and, upon the incurrence of any Obligation by such Credit Party on any date on which this representation and warranty is made, will be, Solvent.

         4.23. RELATED AGREEMENTS.

                  (a) Delivery. Company has delivered to Syndication Agent and Administrative Agent complete and correct copies of each Related Agreement and of all exhibits and schedules thereto as of the date hereof.

                  (b) Representations and Warranties. Except to the extent otherwise expressly set forth herein or in the schedules hereto, and subject to the qualifications set forth therein, each of the representations and warranties given by any Credit Party in any Related Agreement is true and correct in all material respects as of the Closing Date (or as of any earlier date to which such representation and warranty specifically relates). Notwithstanding anything in the Related Agreement to the contrary, the representations and warranties of each Credit Party set forth in this Section 4.23 shall, solely for purposes hereof, survive the Closing Date for the benefit of Lenders.

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                  (c) Governmental Approvals. All Governmental Authorizations
and all other authorizations, approvals and consents of any other Person required by the Related Agreements or to consummate the Refinancing have been obtained and are in full force and effect.

                  (d) Conditions Precedent. On the Closing Date, (i) all of the conditions to effecting or consummating the Refinancing set forth in the Related Agreements have been duly satisfied or, with the consent of Administrative Agent and Syndication Agent, waived, and (ii) the Refinancing has been consummated, except with respect to the Unpaid Refinancing Amount, in accordance with the Related Agreements and all applicable laws.

         4.24. COMPLIANCE WITH STATUTES, ETC. Each of Company and its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Governmental Authorities, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Estate Asset or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Estate Asset or the operations of Company or any of its Subsidiaries), except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         4.25. DISCLOSURE. No representation or warranty of any Credit Party contained in any Credit Document or in any other documents, certificates or written statements furnished to Lenders by or on behalf of Company or any of its Subsidiaries for use in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by either of them) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Company to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby (including, without limitation, in the offering circular for the Senior Subordinated Notes).

SECTION 5. AFFIRMATIVE COVENANTS

         Each Credit Party covenants and agrees that so long as any Commitment is in effect and until payment in full of all Obligations and cancellation or expiration of all Letters of Credit, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5.

         5.1. FINANCIAL STATEMENTS AND OTHER REPORTS. Company will deliver to Administrative Agent and Lenders:

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                  (a) Quarterly Financial Statements. As soon as available, and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto;

                  (b) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each Fiscal Year, (i) the consolidated balance sheet of Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, in reasonable detail, together with a Financial Officer Certification and a Narrative Report with respect thereto; and (ii) with respect to such consolidated financial statements a report thereon of PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing selected by Company, and reasonably satisfactory to Administrative Agent (which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards) together with a written statement by such independent certified public accountants stating whether, in connection therewith, any condition or event that constitutes a Default or an Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof (it being understood that such audit examination extended only to financial accounting matters and that no special or separate investigation was made with respect to the existence of any Defaults or Events of Default generally);

                  (c) Compliance Certificate. Together with each delivery of financial statements of Company and its Subsidiaries pursuant to Sections 5.1(a) and 5.1(b), a duly executed and completed Compliance Certificate;

                  (d) Statements of Reconciliation after Change in Accounting Principles. If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to Section 5.1(a) or 5.1(b) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of

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reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent;

                  (e) Notice of Default. Promptly upon any officer of Company obtaining knowledge (i) of any condition or event that constitutes a Default or an Event of Default or that notice has been given to Company with respect thereto; (ii) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to any event or condition set forth in Section 8.1(b); or (iii) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, a certificate of its Authorized Officers specifying the nature and period of existence of such condition, event or change, or specifying the notice given and action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

                  (f) Notice of Litigation. Promptly upon any officer of Company obtaining knowledge of (i) the institution of, or non-frivolous threat of, any Adverse Proceeding not previously disclosed in writing by Company to Lenders, or
(ii) any material development in any Adverse Proceeding that, in the case of either (i) or (ii) could be reasonably expected to have a Material Adverse Effect, or seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby, written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters;

                  (g) ERISA. (i) Promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and
(ii) with reasonable promptness, (1) after the Administrative Agent's written request therefor, each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan; (2) copies of all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (3) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent shall reasonably request;

                  (h) Financial Plan. As soon as practicable and in any event no later than thirty days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for such Fiscal Year and each Fiscal Year (or portion thereof) through the final maturity date of the Loans (a "FINANCIAL PLAN"), including (i) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each such Fiscal Year, together with pro forma Compliance Certificates for each such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (ii) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each Fiscal Quarter of each such Fiscal Year, (iii) forecasts with respect to the financial covenants set forth in Section 6.8 through the final maturity date of the Loans and (iv) forecasts of liquidity through the final

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maturity date of the Loans, together, in each case, with an explanation of the assumptions on which such forecasts are based all in form and substance reasonably satisfactory to Agents;

                  (i) Insurance Report. As soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance reasonably satisfactory to Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

                  (j) Notice of Change in Board of Directors. Written notice of any change in the board of directors (or similar governing body) of Company;

                  (k) Notice Regarding Material Contracts. Promptly, and in any event within thirty days (i) after any Material Contract of Company or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or (ii) any new Material Contract is entered into, a written statement describing such event, with copies of such material amendments or new contracts, delivered to Administrative Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no such prohibition on delivery shall be effective if it were bargained for by Company or its applicable Subsidiary with the intent of avoiding compliance with this Section 5.1(k)), and an explanation of any actions being taken with respect thereto;

                  (l) Environmental Reports and Audits. As soon as practicable following receipt thereof, copies of all environmental audits and reports with respect to environmental liabilities of Company or its Subsidiaries which, in any such case, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (m) Information Regarding Collateral. (a) Company will furnish to Collateral Agent prompt written notice of any change (i) in any Credit Party's corporate name, (ii) in any Credit Party's identity or corporate structure or (iii) in any Credit Party's Federal Taxpayer Identification Number or organizational identification number. Company agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral and for the Collateral at all times following such change to have a valid, legal and perfected security interest as contemplated in the Collateral Documents. Company also agrees promptly to notify Collateral Agent if any material portion of the Collateral is damaged or destroyed;

                  (n) Annual Collateral Verification. Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 5.1(b), Company shall deliver to Collateral Agent an Officer's Certificate (i) either confirming that there has been no change in such information since the date of the Collateral Questionnaire delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section and/or identifying such changes, and (ii) confirming or authorizing the filing of any additional Uniform Commercial Code financing statements (including fixtures filings, as applicable) or other appropriate filings, recordings or registrations, of record in each governmental, municipal

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or other appropriate office in each jurisdiction identified pursuant to clause
(i) above to the extent necessary to protect and perfect the security interests under the Collateral Documents; and

                  (o) Other Information. (A) Promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders acting in such capacity or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, and (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (B) such other information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender.

         5.2. EXISTENCE. Except as otherwise permitted under Section 6.9, each Credit Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights and franchises, licenses and permits material to its business; provided, no Credit Party or any of its Subsidiaries shall be required to preserve any such existence, right or franchise, licenses and permits if such Person's senior management or board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to Lenders.

         5.3. PAYMENT OF TAXES AND CLAIMS. Each Credit Party will, and will cause each of its Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty or fine accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, no such Tax or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (a) adequate reserve or other appropriate provision, as shall be required in conformity with GAAP shall have been made therefor, and (b) in the case of a Tax or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or claim. No Credit Party will, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries).

         5.4. MAINTENANCE OF PROPERTIES. Each Credit Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

         5.5. INSURANCE. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its

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Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (a) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (b) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses. Each such policy of insurance shall (i) in the case of each liability insurance policy, name Administrative Agent, on behalf of Lenders as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Administrative Agent, that names Administrative Agent, on behalf of Lenders as the loss payee thereunder and provides for at least thirty days' prior written notice to Administrative Agent of any modification or cancellation of such policy.

         5.6. INSPECTIONS. Each Credit Party will, and will cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of any Credit Party and any of its respective Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

         5.7. LENDERS MEETINGS. Company will, upon the request of Administrative Agent or Requisite Lenders, participate in a meeting of Administrative Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

         5.8. COMPLIANCE WITH LAWS. Each Credit Party will comply, and shall cause each of its Subsidiaries and all other Persons, if any, on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including all Environmental Laws), noncompliance with which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.9. ENVIRONMENTAL.

                  (a) Environmental Disclosure. Company will deliver to Administrative Agent and Lenders:

                           (i) as soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent

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         consultants, governmental authorities or any other Persons, with respect to material environmental liabilities at any Facility or with respect to any Environmental Claims;

                           (ii) promptly upon the occurrence thereof, written notice describing in reasonable detail (1) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (2) any remedial action taken by Company or any other Person in response to (A) any Hazardous Materials Activities the existence of which could reasonably be expected to result in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (B) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and
         (3) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any material Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws;

                           (iii) as soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (1) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (2) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (3) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity which could reasonably be expected to have a Material Adverse Effect;

                           (iv) prompt written notice describing in reasonable detail (1) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to
         (A) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (B) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (2) any proposed action to be taken by Company or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to have a Material Adverse Effect; and

                           (v) with reasonable promptness, such other documents and information as from time to time may be reasonably requested by Administrative Agent in relation to any matters disclosed pursuant to this Section 5.9(a).

                  (b) Hazardous Materials Activities, Etc. Each Credit Party shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by such Credit Party or its Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (ii) make an appropriate response to any Environmental Claim against such Credit Party or any of its Subsidiaries and discharge any obligations it may have to any Person

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thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.10. SUBSIDIARIES. In the event that any Person becomes a Domestic Subsidiary of Company, Company shall (a) promptly cause such Domestic Subsidiary to become a Guarantor hereunder and a Grantor under the Pledge and Security Agreement by executing and delivering to Administrative Agent and Collateral Agent a Counterpart Agreement, and (b) take all such actions and execute and deliver, or cause to be executed and delivered, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), 3.1(i), 3.1(j) and 3.1(m). In the event that any Person becomes a Foreign Subsidiary of Company, and the ownership interests of such Foreign Subsidiary are owned by Company or by any Domestic Subsidiary thereof, Company shall, or shall cause such Domestic Subsidiary to, deliver, all such documents, instruments, agreements, and certificates as are similar to those described in Sections 3.1(b), and Company shall take, or shall cause such Domestic Subsidiary to take, all of the actions referred to in Section 3.1(j)(i) necessary to grant and to perfect a First Priority Lien in favor of Collateral Agent, for the benefit of Secured Parties, under the Pledge and Security Agreement in 65% of such ownership interests. With respect to each such Subsidiary, Company shall promptly send to Administrative Agent written notice setting forth with respect to such Person (i) the date on which such Person became a Subsidiary of Company, and (ii) all of the data required to be set forth in Schedules 4.1 and 4.2 with respect to all Subsidiaries of Company; provided, such written notice shall be deemed to supplement Schedules 4.1 and 4.2 for all purposes hereof.

         5.11. ADDITIONAL MATERIAL REAL ESTATE ASSETS.

         (i) With respect to any Leasehold Property leased by a Credit Party as of the Closing Date, but which has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, each such Credit Party shall use its commercially reasonable efforts to take all such actions and execute and deliver, or cause to be executed and delivered, all such mortgages, documents, instruments, agreements, opinions and certificates similar to those described in Section 3.1(i) with respect to each such Leasehold Property to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in such Leasehold Property.

         (ii) In the event that any Credit Party acquires a Material Real Estate Asset or a Real Estate Asset owned or leased on the Closing Date becomes a Material Real Estate Asset and such interest has not otherwise been made subject to the Lien of the Collateral Documents in favor of Collateral Agent, for the benefit of Secured Parties, then such Credit Party, contemporaneously with acquiring such Material Real Estate Asset, shall take all such actions and execute and deliver, or cause to be executed and delivered, all such mortgages, documents, instruments, agreements, opinions and certificates similar to those described in Section 3.1(i) with respect to each such Material Real Estate Asset that Collateral Agent shall reasonably request to create in favor of Collateral Agent, for the benefit of Secured Parties, a valid and, subject to any filing and/or recording referred to herein, perfected First Priority security interest in such Material Real Estate Assets; provided, however, that with respect to any Material Real Estate Asset that is leased, no such requirement shall be applicable if (i) Company is unable to obtain any requisite

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consent or agreement of the lessor after Company uses its commercially reasonable efforts to procure such consent or agreement and (ii) the Administrative Agent consents to the inapplicability of such requirement (such consent not to be unreasonably withheld). In addition to the foregoing, Company shall, at the request of Requisite Lenders, deliver, from time to time, to Administrative Agent such appraisals as are required by law or regulation of Real Estate Assets adopted after the Closing Date with respect to which Collateral Agent has been granted a Lien.

         5.12. INTEREST RATE PROTECTION. No later than ninety (90) days following the Closing Date and at all times thereafter until the second anniversary of the Closing Date, Company shall maintain, or caused to be maintained, if necessary, protection against fluctuations in interest rates either pursuant to one or more Interest Rate Agreements in form and substance reasonably satisfactory to Administrative Agent or otherwise, in order to ensure that no less than 50% of the aggregate principal amount of the total Indebtedness of Company and its Subsidiaries is either (i) subject to such Interest Rate Agreements or (ii) fixed rate Indebtedness.

         5.13. FURTHER ASSURANCES. (a) At any time or from time to time upon the request of Administrative Agent, each Credit Party will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as Administrative Agent or Collateral Agent may reasonably request in order to effect fully the purposes of the Credit Documents, including providing Lenders with any information requested pursuant to Section 10.21. In furtherance and not in limitation of the foregoing, each Credit Party shall take such actions as Administrative Agent or Collateral Agent may reasonably request from time to time to ensure that the Obligations are guarantied by the Guarantors and are secured by substantially all of the assets of Company, and its Subsidiaries and all of the outstanding Capital Stock of Company and its Subsidiaries (subject to limitations contained in the Credit Documents with respect to Foreign Subsidiaries).

         (b) No later than one hundred twenty (120) days after the Closing Date, the Company shall have delivered to Administrative Agent a good standing certificate from the applicable Tennessee Governmental Authority with respect to the Company's and/or any of its Subsidiaries', as applicable, qualification to conduct business in Tennessee.

         5.14. POST-CLOSING REFINANCING.

          Within forty-five (45) Business Days of the Closing Date, the Company shall repay in full the Unpaid Refinancing Amount.

SECTION 6. NEGATIVE COVENANTS

         Each Credit Party covenants and agrees that, so long as any Revolving Commitment is in effect and until payment in full of all Obligations and cancellation or expiration of all Letters of Credit, such Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

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         6.1. INDEBTEDNESS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, except:

                  (a) the Obligations;

                  (b) Indebtedness of any Guarantor Subsidiary to Company or to any other Guarantor Subsidiary, or of Company to any Guarantor Subsidiary; provided, (i) if so requested in writing by the Administrative Agent, all such Indebtedness shall be evidenced by promissory notes and all such notes shall be subject to a First Priority Lien pursuant to the Pledge and Security Agreement,
(ii) all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case, is reasonably satisfactory to Administrative Agent, and (iii) any payment by any such Guarantor Subsidiary under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

                  (c) Indebtedness owed under the Senior Subordinated Notes in an aggregate principal amount not to exceed $150,000,000, and Indebtedness incurred to refinance, renew or replace such Indebtedness in whole or in part; provided that, (i) the terms and conditions of such Indebtedness, taken as a whole, are no less favorable in any material respect to the obligors or the Lenders thereon than the Senior Subordinated Note Indenture, (ii) such refinancing, renewal or replacement is incurred only by the Person who is the obligor on the Senior Subordinated Notes being refinanced, renewed or replaced and (iii) the average life to maturity thereof is greater than or equal to that of the Senior Subordinated Notes;

                  (d) the Term Loans owed under the Term Loan Credit Agreement in an aggregate principal amount not to exceed $100,000,000, and Indebtedness incurred to refinance, renew or replace such Indebtedness in whole or in part; provided that, (i) the terms and conditions of such Indebtedness, taken as a whole, are no less favorable in any material respect to the obligors or the Lenders thereon than the Term Loan Credit Agreement, (ii) such refinancing, renewal or replacement is incurred only by the Person who is the obligor on the Term Loans being refinanced, renewed or replaced and (iii) the average life to maturity thereof is greater than or equal to that of the Term Loans;

                  (e) Indebtedness incurred by Company or any of its Subsidiaries arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Company or any such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions or permitted dispositions of any business, assets or Subsidiary of Company or any of its Subsidiaries;

                  (f) Indebtedness which may be deemed to exist pursuant to any guaranties, performance, surety, statutory, appeal or similar obligations, or workers' compensation or self-insurance obligations, incurred in the ordinary course of business;

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                  (g) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts;

                  (h) guaranties in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Company and its Subsidiaries;

                  (i) guaranties by Company of Indebtedness of a Guarantor Subsidiary or guaranties by a Subsidiary of Company of Indebtedness of Company or a Guarantor Subsidiary with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.1;

                  (j) Indebtedness described in Schedule 6.1, but not any extensions, renewals or replacements of such Indebtedness except (i) renewals and extensions expressly provided for in the agreements evidencing any such Indebtedness as the same are in effect on the date of this Agreement and (ii) refinancings and extensions of any such Indebtedness if the terms and conditions thereof, taken as a whole, are not less favorable in any material respect to the obligor thereon or to the Lenders than the Indebtedness being refinanced or extended, and the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended; provided, such Indebtedness permitted under the immediately preceding clause (i) or (ii) above shall not (A) include Indebtedness of an obligor that was not an obligor with respect to the Indebtedness being extended, renewed or refinanced, (B) exceed in a principal amount the Indebtedness being renewed, extended or refinanced or (C) incurred, created or assumed if any Default or Event of Default has occurred and is continuing or would result therefrom;

                  (k) Indebtedness with respect to Capital Leases and purchase money Indebtedness (provided such purchase money Indebtedness shall constitute not less than 75% of the aggregate consideration paid with respect to the assets purchased or constructed with such purchase money Indebtedness) in an aggregate amount not to exceed at any time $10,000,000, and all extensions, renewals, refinancings, and replacements of any such Indebtedness, in whole or in part, that do not increase the outstanding principal amount thereof or result if an earlier maturity date or decreased weighted average life thereof; provided any such Indebtedness shall not be secured by any assets other than those assets (including replacements and proceeds thereof and, in the case of development and construction activities, the related real property) acquired, developed or constructed in connection with the incurrence of such Indebtedness;

                  (l) Indebtedness of any Persons that become Subsidiaries after the date hereof, or that is secured by any property or assets acquired after the date hereof, in all cases pursuant to Permitted Acquisitions in an aggregate amount not to exceed $10,000,000, together with all extensions, renewals, replacements and refinancings of any such Indebtedness, in whole or in part, that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that
(i) such Indebtedness exists at the time of such Permitted Acquisition and is not created in contemplation of or in connection with such Permitted Acquisition and (ii) after giving effect to such Indebtedness, the Company shall be in compliance with the financial covenants set forth in Section 6.8 hereof;

                  (m) Indebtedness of Company that is subordinated in right of payment to the prior payment in full of the Obligations pursuant to terms and conditions that are no less

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favorable to the Lenders than the terms and conditions of subordination provided in the Senior Subordinated Notes Indenture or otherwise acceptable to the Administrative Agent; provided that after giving effect to such Indebtedness and Company's use of the proceeds thereof, the Company shall be in compliance with the financial covenants set forth in Section 6.8 hereof; and

                  (n) other unsecured Indebtedness of Company and its Subsidiaries in an aggregate amount not to exceed at any time $2,500,000.

         6.2. LIENS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except:

                  (a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Credit Document;

                  (b) Liens for Taxes that are not delinquent or if obligations with respect to such Taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted;

                  (c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401 (a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of thirty days) are being contested in good faith by appropriate proceedings, so long as such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts;

                  (d) Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

                  (e) easements, rights-of-way, restrictions, encroachments, and other defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries;

                  (f) any interest or title of a lessor or sublessor under any lease of real estate permitted hereunder;

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                  (g) Liens solely on any cash earnest money deposits made by
Company or any of its Subsidiaries in connection with any letter of intent or purchase agreement not prohibited hereunder;

                  (h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases, bailments and consignments of personal property entered into in the ordinary course of business;

                  (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                  (k) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of Company or such Subsidiary;

                  (l) Liens described in Schedule 6.2 or on a title report delivered pursuant to Section 3.1(i)(iv), and any Liens created, granted, or filed in respect of any extensions, renewals, replacements, or refinancings of the obligations secured by such Liens that do not increase the outstanding principal amount thereof or extend to any additional property or assets;

                  (m) Liens securing Indebtedness permitted pursuant to 6.1(k) and (l); provided, with respect to Liens securing Indebtedness permitted pursuant to 6.1(k) and (l), any such Lien shall encumber only the assets acquired with the proceeds of such Indebtedness or pursuant to such Permitted Acquisition, as the case may be;

                  (n) Liens on the collateral securing obligations under the Term Loan Credit Agreement; provided that such Liens are subordinated to the Liens securing the Obligations in accordance with the terms of the Intercreditor Agreement;

                  (o) Liens in effect as of the Closing Date on furniture, trade fixtures, equipment and other tangible property in favor of landlords and lessors of theatre Facilities to secure obligations owing under the leases for such Facilities, provided that such Liens apply only to such tangible property located at such leased Facilities;

                  (p) Liens in respect of judgments or other legal process that do not constitute an Event of Default pursuant to Section 8.1(h); and

                  (q) other Liens on assets other than the Collateral securing Indebtedness in an aggregate amount not to exceed $2,500,000 at any time outstanding.

         6.3. EQUITABLE LIEN. If any Credit Party or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Permitted Liens, it shall make or cause to be made effective provisions whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided, notwithstanding

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the foregoing, this covenant shall not be construed as a consent by Requisite
Lenders to the creation or assumption of any such Lien not otherwise permitted hereby.

         6.4. NO FURTHER NEGATIVE PLEDGES. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale, (b) restrictions by reason of customary provisions restricting Liens, assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), (c) as otherwise provided in the Senior Subordinated Note Documents and (d) as otherwise provided herein or in the Term Loan Credit Agreement, no Credit Party nor any of its Subsidiaries shall enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, to secure the Obligations.

         6.5. RESTRICTED JUNIOR PAYMENTS. No Credit Party shall, nor shall it permit any of its Subsidiaries or Affiliates through any manner or means or through any other Person to, directly or indirectly, declare, order, pay, make or set apart, or agree to declare, order, pay, make or set apart, any sum for any Restricted Junior Payment except that

                  (a) Company may make regularly scheduled payments of interest in respect of the Senior Subordinated Notes in accordance with the terms of, and only to the extent required by, and subject to the subordination provisions contained in the Senior Subordinated Note Indenture;

                  (b) the Company may make (i) required payments of principal and interest in respect of the Indebtedness incurred under the Term Loan Credit Agreement and any refinancing thereof permitted thereunder and hereunder; (ii) any repurchases of Term Loans to the extent permitted and in accordance with the terms of the Term Loan Credit Agreement and (iii) so long as there are no Loans outstanding hereunder, voluntary prepayments of principal in respect of the Indebtedness incurred under the Term Loan Credit Agreement and any refinancing thereof permitted thereunder and hereunder;

                  (c) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, Company may make Restricted Junior Payments in respect of any repurchase, redemption or repayment of the Senior Subordinated Notes as follows: if the Leverage Ratio at the time of such Restricted Junior Payments (determined by reference to the most recent Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio and giving pro forma effect to the respective Restricted Junior Payments) (x) is less than 2.50:1.00, the aggregate amount of such Restricted Junior Payments shall not exceed the amount that would be permitted to be repurchased, redeemed or repaid pursuant to the Senior Subordinated Note Indenture, as in effect on the Closing Date, at the time of such Restricted Junior Payments, (y) is greater than 2.50:1.00 but less than 4.00:1.00, then the aggregate amount of such Restricted Junior Payments shall not exceed $10,000,000 in such Fiscal Year and (z) is greater than or equal to 4.00:1.00, then Company shall not be permitted to make any Restricted Junior Payments pursuant to this
Section 6.5(c);

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                  (d) so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, Company may make any other additional Restricted Junior Payments that are not otherwise permitted pursuant to this
Section 6.5 as follows: if the Leverage Ratio at the time of such Restricted Junior Payments (determined by reference to the most recent Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio and giving pro forma effect to the respective Restricted Junior Payments) (x) is less than 2.50:1.00, then Company shall be permitted to make those Restricted Junior Payments that would be permitted under Section 4.07 of the Senior Subordinated Note Indenture, as in effect on the Closing Date, at the time of such Restricted Junior Payments, (y) is greater than 2.50:1.00, but less than 4.00:1.00, then the aggregate amount of such Restricted Junior Payments shall not exceed $12,000,000 in any Fiscal Year; provided, that such amount may be increased in any Fiscal Year by the amount not utilized in the previous Fiscal Year, and (z) is greater than or equal to 4.00:1.00, then Company shall not be permitted to make any Restricted Junior Payments pursuant to this Section 6.5(d); and

                  (e) the Company may make Restricted Junior Payments to the extent necessary to pay the Unpaid Refinancing Amount, if any, provided such Restricted Junior Payment is made within forty-five (45) Business Days of the Closing Date.

         6.6. RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS. Except as provided herein, in the Senior Subordinated Note Documents or in the Term Loan Credit Agreement, no Credit Party shall, nor shall it permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of Company to (a) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by Company or any other Subsidiary of Company, (b) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (c) make loans or advances to Company or any other Subsidiary of Company, or (d) transfer any of its property or assets to Company or any other Subsidiary of Company other than restrictions
(i) in agreements evidencing Indebtedness permitted by Section 6.1(k) or secured by Liens permitted by Section 6.2 that impose restrictions on the property so acquired or the collateral securing such Indebtedness, and (ii) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements and similar agreements entered into in the ordinary course of business, and (iii) that are or were created by virtue of any transfer of, agreement to transfer or option or right with respect to any property, assets or Capital Stock not otherwise prohibited under this Agreement.

         6.7. INVESTMENTS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including without limitation any Joint Venture, except:

                  (a) Investments in Cash and Cash Equivalents;

                  (b) Investments as of the Closing Date in any Subsidiary and Investments made after the Closing Date in any Guarantor Subsidiary;

                  (c) Investments (i) received in satisfaction or partial satisfaction thereof from financially troubled account debtors and (ii) deposits, prepayments and other credits to suppliers

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made in the ordinary course of business consistent with the past practices of
Company and its Subsidiaries;

                  (d) intercompany loans to the extent permitted under Section 6.1(b);

                  (e) Consolidated Capital Expenditures permitted by Section 6.8(c);

                  (f) loans and advances to employees of Company and its Subsidiaries made in the ordinary course of business in an aggregate principal amount not to exceed $100,000 in the aggregate;

                  (g) Investments made in connection with Permitted Acquisitions permitted pursuant to Section 6.9;

                  (h) Investments described in Schedule 6.7;

                  (i) Investments made after the Closing Date in non-Guarantor Subsidiaries and Joint Ventures of Company or any Guarantor Subsidiary (including the purchase of any outstanding equity interests in such Subsidiaries and Joint Ventures) in an amount not to exceed $10,000,000 at any time outstanding;

                  (j) Investments received as non-cash consideration for sales, transfers, leases, and other dispositions of assets permitted by Section 6.9;

                  (k) Investments in Interest Rate Agreements required by
Section 5.12; and

                  (l) other Investments made after the Closing Date in an aggregate amount not to exceed $2,500,000 at any time outstanding.

Notwithstanding the foregoing, in no event shall any Credit Party make any Investment which results in or facilitates in any manner any Restricted Junior Payment not otherwise permitted under the terms of Section 6.5.

         6.8. FINANCIAL COVENANTS.

                  (a) Interest Coverage Ratio. Company shall not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 2004, to be less than 2.00:1.00:

                  (b) Leverage Ratio. Company shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending March 31, 2004, to exceed 4.50:1.00.

                  (c) Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit its Subsidiaries to:

                           (i) make or incur Discretionary Consolidated Capital Expenditures in excess of $30,000,000 in any Fiscal Year; provided, that the amount of Discretionary

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         Consolidated Capital Expenditures in any Fiscal Year may be increased by the amount of any Discretionary Consolidated Capital Expenditures that were permitted but not made in the previous Fiscal Year; or

                           (ii) make or incur Maintenance Consolidated Capital Expenditures and Discretionary Consolidated Capital Expenditures in excess of $35,000,000, plus any carry-over Discretionary Capital Expenditures from the previous Fiscal Year pursuant to clause (i) above, in any Fiscal Year;

         provided, that if the Leverage Ratio at the time of such Consolidated Capital Expenditure (determined by reference to the most recent Compliance Certificate delivered pursuant to Section 5.1(c) calculating the Leverage Ratio and giving pro forma effect to such Consolidated Capital Expenditure) is less than 2.50:1.00, then Company shall not be required to comply with the limits of this Section 6.8(c).

                  (d) Certain Calculations. With respect to any period during which a Permitted Acquisition or an Asset Sale has occurred (each, a "SUBJECT TRANSACTION"), for purposes of determining compliance with the financial covenants set forth in this Section 6.8, Consolidated Adjusted EBITDA shall be calculated with respect to such period on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act and as interpreted by the staff of the Securities and Exchange Commission, which would include cost savings resulting from head count reduction, closure of facilities and similar restructuring charges, which pro forma adjustments shall be certified by the chief financial officer of Company) using the historical audited financial statements of any business so acquired or to be acquired or sold or to be sold and the consolidated financial statements of Company and its Subsidiaries which shall be reformulated as if such Subject Transaction, and any Indebtedness incurred or repaid in connection therewith, had been consummated or incurred or repaid at the beginning of such period (and assuming (x) that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans incurred during such period, and (y) that any outstanding Loans borrowed in connection with such transaction are repaid with excess cash balances when available).

         6.9. FUNDAMENTAL CHANGES; DISPOSITION OF ASSETS; ACQUISITIONS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), exchange, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now owned or hereafter acquired, or acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment and Capital Expenditures in the ordinary course of business) all or substantially all of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person, except:

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                  (a) any Subsidiary of Company may be merged with or into
Company or any Guarantor Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any Guarantor Subsidiary; provided, in the case of such a merger, Company or such Guarantor Subsidiary, as applicable shall be the continuing or surviving Person;

                  (b) any non-Guarantor Subsidiary may be merged with or into any other non-Guarantor Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any other non-Guarantor Subsidiary;

                  (c) sales, leases, exchanges or other dispositions of assets that do not constitute Asset Sales;

                  (d) Asset Sales, the proceeds of which (valued at the principal amount thereof in the case of non-Cash proceeds consisting of notes or other debt Securities and valued at fair market value in the case of other non-Cash proceeds) (i) are less than $5,000,000 with respect to any single Asset Sale or series of related Asset Sales and (ii) when aggregated with the proceeds of all other Asset Sales made within the same Fiscal Year, are less than $10,000,000; provided (1) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by senior management or the board of directors of Company (or similar governing body)), (2) no less than 75% thereof shall be paid in Cash, and (3) the Net Asset Sale Proceeds thereof shall be applied to the extent required by
Section 2.12(a);

                  (e) disposals of obsolete, worn out or surplus property;

                  (f) Permitted Acquisitions not to exceed an aggregate consideration of $25,000,000 in any Fiscal Year; and

                  (g) Investments made in accordance with Section 6.7.

         6.10. DISPOSAL OF SUBSIDIARY INTERESTS. Except for any sale of all of its interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.9 and except with respect to Liens securing the Obligations hereunder or the "Obligations" under and as defined in the Term Loan Credit Agreement, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law.

         6.11. SALES AND LEASE-BACKS. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Credit Party (a) has sold or transferred or is to sell or to transfer to any other Person (other than Company or any of its Subsidiaries), or (b) intends to use

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for substantially the same purpose as any other property which has been or is to be sold or transferred by such Credit Party to any Person (other than Company or any of its Subsidiaries) in connection with such lease, except to the extent the aggregate book value of all such properties that are subject to such transactions do not exceed $10,000,000.

         6.12. TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES. No Credit Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of Capital Stock of Company or any of its Subsidiaries or with any Affiliate of Company or of any such holder, on terms that are materially less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from a Person who is not such a holder or Affiliate; provided, the foregoing restriction shall not apply to (a) any transaction between Company and any Guarantor Subsidiary; (b) reasonable and customary fees paid to members of the board of directors (or similar governing body) of Company and its Subsidiaries; (c) compensation arrangements for officers and other employees of Company and its Subsidiaries entered into in the ordinary course of business; and (d) transactions described in Schedule 6.12 or in the offering circular for the Senior Subordinated Notes.

         6.13. CONDUCT OF BUSINESS. From and after the Closing Date, no Credit Party shall, nor shall it permit any of its Subsidiaries to, be principally engaged in any business other than (i) the businesses engaged in by such Credit Party on the Closing Date and similar or related businesses and (ii) such other lines of business as may be consented to by Requisite Lenders.

         6.14. AMENDMENTS OR WAIVERS OF CERTAIN RELATED AGREEMENTS AND DESIGNATED CONTRACTS. Except as set forth in Section 6.15, no Credit Party shall nor shall it permit any of its Subsidiaries to, agree to any amendment, restatement, supplement or other modification to, or waiver of, any of its rights under any Related Agreement or Designated Contract after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment, restatement, supplement or other modification or waiver in any case where such amendment, restatement, supplement or other modification, or waiver would be materially adverse to the interests of Company or the Lenders.

         6.15. AMENDMENTS OR WAIVERS WITH RESPECT TO SENIOR SUBORDINATED NOTE DOCUMENTS AND TERM LOAN CREDIT AGREEMENT.
         (a) No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of the Senior Subordinated Note Documents, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Senior Subordinated Notes, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto or otherwise make such event of default or condition less restrictive or burdensome on Company), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of the Senior Subordinated Notes (or of any guaranty thereof), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of the Senior

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Subordinated Notes (or a trustee or other representative on their behalf) which would be adverse to any Credit Party or Lenders.

         (b) No Credit Party shall, nor shall it permit any of its Subsidiaries to, amend or otherwise change the terms of the Term Loan Credit Agreement or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate applicable thereto, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto or otherwise make such event of default or condition less restrictive or burdensome on Company), change the prepayment provisions thereof, or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the lenders under the Term Loan Credit Agreement (or a representative on their behalf) which would be adverse to any Credit Party or Lenders.

         6.16. FISCAL YEAR. No Credit Party shall, nor shall it permit any of its Subsidiaries to change its Fiscal Year-end from December 31.

SECTION 7. GUARANTY

         7.1. GUARANTY OF THE OBLIGATIONS. Subject to the provisions of Section 7.2, Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Beneficiaries the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) (collectively, the "GUARANTEED OBLIGATIONS").

7.2. CONTRIBUTION BY GUARANTORS. All Guarantors desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a "FUNDING GUARANTOR") under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor's Aggregate Payments to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed. "FAIR SHARE CONTRIBUTION AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder

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or thereunder subject to avoidance as a fraudulent transfer or conveyance under
Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the "FAIR SHARE CONTRIBUTION AMOUNT" with respect to any Contributing Guarantor for purposes of this Section 7.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 7.2), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 7.2. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 7.2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 7.2.

         7.3. PAYMENT BY GUARANTORS. Subject to Section 7.2, Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), Guarantors will upon demand pay, or cause to be paid, in Cash, to Administrative Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including interest which, but for Company's becoming the subject of a case under the Bankruptcy Code, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy case) and all other Guaranteed Obligations then owed to Beneficiaries as aforesaid.

         7.4. LIABILITY OF GUARANTORS ABSOLUTE. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

                  (a) this Guaranty is a guaranty of payment when due and not of collectibility. This Guaranty is a primary obligation of each Guarantor and not merely a contract of surety;

                  (b) Administrative Agent may enforce this Guaranty, to the extent otherwise enforceable in accordance with its terms, upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default;

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                  (c) the obligations of each Guarantor hereunder are
independent of the obligations of Company and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions;

                  (d) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guaranteed Obligations;

                  (e) any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent herewith or the applicable Hedge Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or the Hedge Agreements; and

                  (f) this Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or

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otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or the Hedge Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Hedge Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Hedge Agreement or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Hedge Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

         7.5. WAIVERS BY GUARANTORS. Each Guarantor hereby waives, for the benefit of Beneficiaries: (a) any right to require any Beneficiary, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor's obligations hereunder,
(ii) the benefit of any statute of limitations affecting such Guarantor's

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liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in Section 7.4 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

         7.6. GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Until the Guaranteed Obligations shall have been indefeasibly paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any other Guarantor or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including, without limitation, any such right of contribution as contemplated by Section
7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally and indefeasibly paid in full, such amount shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

         7.7. SUBORDINATION OF OTHER OBLIGATIONS. Any Indebtedness of Company or any Guarantor now or hereafter held by any Guarantor (the "OBLIGEE GUARANTOR") is hereby

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subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness collected or received by the Obligee Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Administrative Agent on behalf of Beneficiaries and shall forthwith be paid over to Administrative Agent for the benefit of Beneficiaries to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof.

         7.8. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full and the Revolving Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled. Each Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations.

         7.9. AUTHORITY OF GUARANTORS OR COMPANY. It is not necessary for any Beneficiary to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

         7.10. FINANCIAL CONDITION OF COMPANY. Any Credit Extension may be made to Company or continued from time to time, and any Hedge Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Hedge Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Credit Documents and the Hedge Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

         7.11. BANKRUPTCY, ETC. (a) So long as any Guaranteed Obligations remain outstanding, no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against Company or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or any other Guarantor or by any defense which Company or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

                  (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such

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interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Beneficiaries that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guaranteed Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

                  (c) In the event that all or any portion of the Guaranteed Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

         7.12. DISCHARGE OF GUARANTY UPON SALE OF GUARANTOR. If all of the Capital Stock of any Guarantor or any of its successors in interest hereunder shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms and conditions hereof, the Guaranty of such Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by any Beneficiary or any other Person effective as of the time of such Asset Sale. Administrative Agent agrees to execute and deliver, at the written request of Company and at its sole cost and expense, such documents as may be reasonably requested by Company in order to evidence and confirm the discharge and release provided by this Section 7.12.

SECTION 8. EVENTS OF DEFAULT

         8.1. EVENTS OF DEFAULT. If any one or more of the following conditions or events shall occur:

                  (a) Failure to Make Payments When Due. Failure by Company to pay (i) when due any installment of principal of any Loan, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; (ii) when due any amount payable to Issuing Bank in reimbursement of any drawing under a Letter of Credit; or (iii) any interest on any Loan or any fee or any other amount due hereunder within five days after the date due; or

                  (b) Default in Other Agreements. (i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1(a)) in an individual principal amount of $2,500,000 or more or with an aggregate principal amount of $5,000,000 or more, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by any Credit Party with respect to any other material term of (1) one or more items of Indebtedness in the individual or aggregate principal amounts referred

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to in clause (i) above or (2) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; or

                  (c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.5,
Section 5.2 (as to maintaining such Credit Party's existence) or Section 6; or

                  (d) Breach of Representations, etc. Any representation, warranty, certification or other statement made or deemed made by any Credit Party in any Credit Document or in any statement or certificate at any time given by any Credit Party or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect as of the date made or deemed made; or

                  (e) Other Defaults Under Credit Documents. Any Credit Party shall default in the performance of or compliance with any term contained herein or any of the other Credit Documents, other than any such term referred to in any other Section of this Section 8.1, and such default shall not have been remedied or waived within thirty days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such default or (ii) receipt by Company of notice from Administrative Agent or any Lender of such default; or

                  (f) Involuntary Bankruptcy; Appointment of Receiver, etc.. (i) A court of competent jurisdiction shall enter a decree or order for relief in respect of Company or any of its Material Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its Material Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Material Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Material Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Material Subsidiaries, and any such event described in this clause (ii) shall continue for sixty days without having been dismissed, bonded or discharged; or

                  (g) Voluntary Bankruptcy; Appointment of Receiver, etc.. (i) Company or any of its Material Subsidiaries shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession

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by a receiver, trustee or other custodian for all or a substantial part of its property; or Company or any of its Material Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Material Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors (or similar governing body) of Company or any of its Material Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to herein or in
Section 8.1(f); or

                  (h) Judgments and Attachments. Any money judgments, writs or warrants of attachment or similar process involving (i) in any individual case an amount in excess of $2,500,000 or (ii) in the aggregate at any time an amount in excess of $5,000,000 (in either case to the extent not adequately covered by insurance or reimbursement or indemnity obligations as to which a solvent and unaffiliated insurance company, surety, or other financially sound third party has acknowledged coverage or liability) shall be entered or filed against Company or any of its Material Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty days (or in any event later than five days prior to the date of any proposed sale thereunder); or

                  (i) Dissolution. Any order, judgment or decree shall be entered against any Credit Party decreeing the dissolution or split up of such Credit Party and such order shall remain undischarged or unstayed for a period in excess of thirty days; or

                  (j) Employee Benefit Plans. (i) There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $2,500,000 during the term hereof; or (ii) there exists any fact or circumstance that reasonably could be expected to result in the imposition of a Lien or security interest under Section 412(n) of the Internal Revenue Code or under ERISA against the Company or its Subsidiaries for obligations or liabilities in excess of $2,500,000; or

                  (k) Change of Control. A Change of Control shall occur; or

                  (l) Guaranties, Collateral Documents and other Credit Documents. At any time after the execution and delivery thereof, (i) the Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void or any Guarantor shall repudiate its obligations thereunder, (ii) this Agreement or any Collateral Document ceases to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof or the satisfaction in full of the Obligations in accordance with the terms hereof) or shall be declared null and void, or Collateral Agent shall not have or shall cease to have a valid and perfected Lien in any Collateral in excess of $2,500,000 purported to be covered by the Collateral Documents with the priority required by the relevant Collateral Document, in each case for any reason other than the failure of Collateral Agent or any Secured Party to take any action within its control, or (iii) any Credit Party shall contest the validity or enforceability of any Credit Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Credit Document to which it is a party;

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THEN, (1) upon the occurrence of any Event of Default described in Section
8.1(f) or 8.1(g), automatically, and (2) upon the occurrence of any other Event of Default, at the request of (or with the consent of) Requisite Lenders, upon notice to Company by Administrative Agent, (A) the Revolving Commitments, if any, of each Lender having such Revolving Commitments and the obligation of Issuing Bank to issue any Letter of Credit shall immediately terminate; (B) each of the following shall immediately become due and payable, in each case without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by each Credit Party: (I) the unpaid principal amount of and accrued interest on the Loans and (II) all other Obligations; provided, the foregoing shall not affect in any way the obligations of Lenders under Section 2.2(b)(iv) or Section 2.3(e); (C) Administrative Agent may cause Collateral Agent to enforce any and all Liens and security interests created pursuant to Collateral Documents; and (D) Administrative Agent shall direct Company to pay (and Company hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 8.1(f) and (g) to pay) to Administrative Agent such additional amounts of cash, to be held as security for Company's reimbursement Obligations in respect of Letters of Credit then outstanding, equal to the Letter of Credit Usage at such time.

SECTION 9. AGENTS

         9.1. APPOINTMENT OF AGENTS. GSCP is hereby appointed Syndication Agent hereunder, and each Lender hereby authorizes Syndication Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Foothill is hereby appointed Administrative Agent hereunder and under the other Credit Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms hereof and the other Credit Documents. Each of CIT and GECC is hereby appointed a Co-Documentation Agent hereunder, and each Lender hereby authorizes Co-Documentation Agents to act as its agent in accordance with the terms hereof and the other Credit Documents. Each Agent hereby agrees to act upon the express conditions contained herein and the other Credit Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and no Credit Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. Each of Syndication Agent and each Co-Documentation Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates. As of the Closing Date, neither GSCP, in its capacity as Syndication Agent, nor either of CIT or GECC, in its capacity as Co-Documentation Agent, shall have any obligations but shall be entitled to all benefits of this Section 9.

         9.2. POWERS AND DUTIES. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Credit Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified herein and the other Credit Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall

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have, by reason hereof or any of the other Credit Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Credit Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Credit Documents except as expressly set forth herein or therein.

         9.3. GENERAL IMMUNITY.

                  (a) No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency hereof or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Credit Party to any Agent or any Lender in connection with the Credit Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Credit Party or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. Anything contained herein to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

                  (b) Exculpatory Provisions. No Agent nor any of its officers, partners, directors, employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Credit Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Credit Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under Section 10.5).

         9.4. AGENTS ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any

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Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term "Lender" shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection herewith and otherwise without having to account for the same to Lenders.

         9.5. LENDERS' REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENT.

                  (a) Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with Credit Extensions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

                  (b) Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, Requisite Lenders or Lenders, as applicable on the Closing Date.

         9.6. RIGHT TO INDEMNITY. Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Credit Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Credit Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Credit Documents; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's Pro Rata Share thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

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         9.7. SUCCESSOR ADMINISTRATIVE AGENT, COLLATERAL AGENT AND SWING LINE
LENDER. Administrative Agent may resign at any time by giving thirty days' prior written notice thereof to Lenders and Company, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Credit Documents, and (ii) take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder. Any resignation or removal of Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Foothill as Collateral Agent, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Collateral Agent for all purposes hereunder and under the Credit Documents and such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement and the other Credit Documents, and the retiring or removed Collateral Agent under this Agreement and the other Credit Documents shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held under this Agreement or the Credit Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement or the other Credit Documents, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created under the Credit Documents, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement and other Credit Documents. After any retiring or removed Collateral Agent's resignation or removal under this Agreement and other Credit Documents, the provisions of this
Section 9 and the other Credit Documents shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement or the other Credit Documents while it was the Collateral Agent hereunder or thereunder. Any resignation or removal of Administrative Agent pursuant to this Section shall also constitute the resignation or removal of Foothill or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event (a) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (b) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing

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Line Note held by it to Company for cancellation, and (c) Company shall issue, if so requested by successor Administrative Agent and Swing Line Loan Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender, in the principal amount of the Swing Line Loan Sublimit then in effect and with other appropriate insertions.

         9.8. COLLATERAL DOCUMENTS AND GUARANTY.

                  (a) Agents under Collateral Documents and Guaranty. Each Lender hereby further authorizes Administrative Agent or Collateral Agent, as applicable, on behalf of and for the benefit of Lenders, to (i) be the agent for and representative of Lenders with respect to the Guaranty, the Collateral and the Collateral Documents and (ii) enter into the Intercreditor Agreement, and each Lender agrees to be bound by the terms of the Intercreditor Agreement. Subject to Section 10.5, without further written consent or authorization from Lenders, Administrative Agent or Collateral Agent, as applicable may execute any documents or instruments necessary to (i) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted hereby or to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented or
(ii) release any Guarantor from the Guaranty pursuant to Section 7.12 or with respect to which Requisite Lenders (or such other Lenders as may be required to give such consent under Section 10.5) have otherwise consented; provided that Collateral Agent shall not enter into or consent to any material amendment, modification, termination or waiver of the Intercreditor Agreement without the prior consent of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.5).

                  (b) Right to Realize on Collateral and Enforce Guaranty. Anything contained in any of the Credit Documents to the contrary notwithstanding, Company, Administrative Agent, Collateral Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Lenders in accordance with the terms hereof and all powers, rights and remedies under the Collateral Documents may be exercised solely by Collateral Agent, and (ii) in the event of a foreclosure by Collateral Agent on any of the Collateral pursuant to a public or private sale, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Collateral Agent at such sale.

SECTION 10. MISCELLANEOUS

         10.1. NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given to a Credit Party, Syndication Agent, Collateral Agent, Administrative Agent, Swing Line Lender, Issuing Bank or Co-Documentation Agents, shall be sent to such Person's address as set forth on Appendix B or in the other relevant

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Credit Document, and in the case of any Lender, the address as indicated on
Appendix B or otherwise indicated to Administrative Agent in writing. Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, no notice to any Agent shall be effective until received by such Agent.

         10.2. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (a) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Credit Documents and any consents, amendments, waivers or other modifications thereto;
(b) all the actual and reasonable out-of-pocket costs of furnishing all opinions by counsel for Company and the other Credit Parties; (c) the actual and reasonable out-of-pocket fees, expenses and disbursements of counsel to Agents (in each case including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Credit Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (d) all the actual out-of-pocket costs and reasonable out-of-pocket expenses of creating and perfecting Liens in favor of Collateral Agent, for the benefit of Lenders pursuant hereto, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums and reasonable fees, expenses and disbursements of counsel to each Agent and of counsel providing any opinions that any Agent or Requisite Lenders may request in respect of the Collateral or the Liens created pursuant to the Collateral Documents; (e) all the actual out-of-pocket costs and reasonable out-of-pocket fees, expenses and disbursements of any auditors, accountants, consultants or appraisers; (f) all the actual out-of-pocket costs and reasonable out-of-pocket expenses (including the reasonable fees, expenses and disbursements of any appraisers, consultants, advisors and agents employed or retained by Collateral Agent and its counsel) in connection with the custody or preservation of any of the Collateral; (g) all other actual and reasonable out-of-pocket costs and expenses incurred by each Agent in connection with the syndication of the Loans and Revolving Commitments and the negotiation, preparation and execution of the Credit Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (h) after the occurrence of a Default or an Event of Default, all actual and reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and costs of settlement, incurred by any Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Credit Party hereunder or under the other Credit Documents by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a "work-out" or pursuant to any insolvency or bankruptcy cases or proceedings.

         10.3. INDEMNITY.

                  (a) In addition to the payment of expenses pursuant to Section 10.2, whether or not the transactions contemplated hereby shall be consummated, each Credit Party agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless, each Agent and Lender and the officers, partners, directors, trustees, employees, agents and Affiliates

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of each Agent and each Lender (each, an "INDEMNITEE"), from and against any and all Indemnified Liabilities; provided, no Credit Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, the applicable Credit Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

                  (b) To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against Lenders, Agents and their respective Affiliates, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, arising out of, as a result of, or in any way related to, this Agreement or any Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and Company hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         10.4. SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuation of any Event of Default each Lender is hereby authorized by each Credit Party at any time or from time to time subject to the consent of Administrative Agent (such consent not to be unreasonably withheld or delayed), without notice to any Credit Party or to any other Person (other than Administrative Agent), any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Credit Party against and on account of the obligations and liabilities of any Credit Party to such Lender hereunder, the Letters of Credit and participations therein and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto, the Letters of Credit and participations therein or with any other Credit Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 2 and although such obligations and liabilities, or any of them, may be contingent or unmatured.

         10.5. AMENDMENTS AND WAIVERS.

                  (a) Requisite Lenders' Consent. Subject to Section 10.5(b) and 10.5(c), no amendment, modification, termination or waiver of any provision of the Credit Documents, or

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consent to any departure by any Credit Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders.

                  (b) Affected Lenders' Consent. Without the written consent of each Lender (other than a Defaulting Lender) that would be affected thereby, no amendment, modification, termination, or consent shall be effective if the effect thereof would:

                           (i) extend the Revolving Commitment Termination Date;

                           (ii) waive, reduce or postpone any scheduled repayment (but not prepayment);

                           (iii) extend the stated expiration date of any Letter of Credit beyond the Revolving Commitment Termination Date;

                           (iv) reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to Section 2.9) or any fee payable hereunder;

                           (v) extend the time for payment of any such interest or fees;

                           (vi) reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit;

                           (vii) amend, modify, terminate or waive any provision of this Section 10.5(b) or Section 10.5(c);

                           (viii) amend the definition of "REQUISITE LENDERS" or "PRO RATA SHARE"; provided, with the consent of Requisite Lenders, additional extensions of credit pursuant hereto may be included in the determination of "REQUISITE LENDERS" or "PRO RATA SHARE" on substantially the same basis as the Revolving Commitments and the Revolving Loans are included on the Closing Date;

                           (ix) release all or substantially all of the Collateral or all or substantially all of the Guarantors from the Guaranty except as expressly provided in the Credit Documents; or

                           (x) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under any Credit Document.

                  (c) Other Consents. No amendment, modification, termination or waiver of any provision of the Credit Documents, or consent to any departure by any Credit Party therefrom, shall:

                           (i) increase any Revolving Commitment of any Lender over the amount thereof then in effect without the consent of such Lender; provided, no amendment, modification or waiver of any condition precedent, covenant, Default or Event of Default shall constitute an increase in any Revolving Commitment of any Lender;

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                           (ii) amend, modify, terminate or waive any provision
         hereof relating to the Swing Line Sublimit or the Swing Line Loans without the consent of Swing Line Lender;

                           (iii) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in Section 2.3(e) without the written consent of Administrative Agent and of Issuing Bank; or

                           (iv) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent.

                  (d) Execution of Amendments, etc. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by a Credit Party, on such Credit Party.

         10.6. SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

                  (a) Generally. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder nor any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, Affiliates of each of the Agents and Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Register. Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Revolving Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Revolving Commitment or Loan shall be effective, in each case, unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been delivered to and accepted by Administrative Agent and recorded in the Register as provided in Section 10.6(e). Prior to such recordation, all amounts owed with respect to the applicable Revolving Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Revolving Commitments or Loans.

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

                  (c) Right to Assign. Each Lender shall have the right at any time to sell, assign or transfer all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its Revolving Commitment or Loans owing to it or other Obligation (provided, however, that each such assignment shall be of a uniform, and not varying, percentage of all rights and obligations under and in respect of any Loan and any related Revolving Commitments):

                           (i) to any Person meeting the criteria of clause (i) of the definition of the term of "Eligible Assignee" upon the giving of notice to Company and Administrative Agent; and

                           (ii) to any Person meeting the criteria of clause
         (ii) of the definition of the term of "Eligible Assignee" and (except in the case of assignments made by or to GSCP), consented to by each of Company and Administrative Agent (such consent not to be (x) unreasonably withheld or delayed or (y) required, in the case of Company, at any time an Event of Default shall have occurred and then be continuing); provided, further each such assignment pursuant to this
         Section 10.6(c)(ii) shall be in an aggregate amount of not less than $2,500,000 (or such lesser amount as may be agreed to by Company and Administrative Agent or as shall constitute the aggregate amount of the Revolving Commitments and Revolving Loans of the assigning Lender).

                  (d) Mechanics. The assigning Lender and the assignee thereof shall execute and deliver to Administrative Agent an Assignment Agreement, together with (i) a processing and recordation fee of $500 in the case of assignments pursuant to Section 10.6(c)(i) or made by or to GSCP, and $2,000 in the case of all other assignments (except that only one fee shall be payable in the case of contemporaneous assignments to Related Funds), and (ii) such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to Section 2.18(c).

                  (e) Notice of Assignment. Upon its receipt of a duly executed and completed Assignment Agreement, together with the processing and recordation fee referred to in Section 10.6(d) (and any forms, certificates or other evidence required by this Agreement in connection therewith), Administrative Agent shall record the information contained in such Assignment Agreement in the Register, shall give prompt notice thereof to Company and shall maintain a copy of such Assignment Agreement.

                  (f) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof or upon executing and delivering an Assignment Agreement, as the case may be, represents and warrants as of the Closing Date or as of the applicable Effective Date (as defined in the applicable Assignment Agreement) that (i) it is an Eligible Assignee; (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Revolving Commitments or Loans, as the case may be; and (iii) it will make or invest in, as the case may be, its Revolving Commitments or Loans for its own account in the ordinary course of its business and without a view to distribution of such Revolving Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of

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such Revolving Commitments or Loans or any interests therein shall at all times remain within its exclusive control).

                  (g) Effect of Assignment. Subject to the terms and conditions of this Section 10.6, as of the "Effective Date" specified in the applicable Assignment Agreement: (i) the assignee thereunder shall have the rights and obligations of a "Lender" hereunder to the extent such rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement and shall thereafter be a party hereto and a "Lender" for all purposes hereof; (ii) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned thereby pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination hereof under Section 10.8) and be released from its obligations hereunder (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations hereunder, such Lender shall cease to be a party hereto; provided, anything contained in any of the Credit Documents to the contrary notwithstanding, (y) Issuing Bank shall continue to have all rights and obligations thereof with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder and (z) such assigning Lender shall continue to be entitled to the benefit of all indemnities hereunder as specified herein with respect to matters arising out of the prior involvement of such assigning Lender as a Lender hereunder); (iii) the Revolving Commitments shall be modified to reflect the Revolving Commitment of such assignee and any Revolving Commitment of such assigning Lender, if any; and (iv) if any such assignment occurs after the issuance of any Note hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon Company shall issue and deliver new Notes, if so requested by the assignee and/or assigning Lender, to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new Revolving Commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

                  (h) Participations. Each Lender shall have the right at any time to sell one or more participations to any Person (other than Company, any of its Subsidiaries or any of its Affiliates) in all or any part of its Revolving Commitments, Loans or in any other Obligation. The holder of any such participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except with respect to any amendment, modification or waiver that would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Commitment Termination Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Revolving Commitment shall not constitute a change in the terms of such participation, and that an increase in any Revolving Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under the Collateral Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating.

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

Company agrees that each participant shall be entitled to the benefits of Sections 2.16(c), 2.17 and 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (c) of this Section; provided, (i) a participant shall not be entitled to receive any greater payment under Section 2.17 or 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless the sale of the participation to such participant is made with Company's prior written consent and (ii) a participant that would be a Non-US Lender if it were a Lender shall not be entitled to the benefits of
Section 2.18 unless Company is notified of the participation sold to such participant and such participant agrees, for the benefit of Company, to comply with Section 2.18 as though it were a Lender. To the extent permitted by law, each participant also shall be entitled to the benefits of Section 10.4 as though it were a Lender, provided such participant agrees to be subject to
Section 2.15 as though it were a Lender.

                  (i) Certain Other Assignments. In addition to any other assignment permitted pursuant to this Section 10.6, (i) any Lender may assign and/or pledge all or any portion of its Loans, the other Obligations owed by or to such Lender, and its Notes, if any, to secure obligations of such Lender including, without limitation, any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided, no Lender, as between Company and such Lender, shall be relieved of any of its obligations hereunder as a result of any such assignment and pledge, and provided further, in no event shall the applicable Federal Reserve Bank, pledgee or trustee be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

         10.7. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

         10.8. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and agreements made herein shall survive the execution and delivery hereof and the making of any Credit Extension. Notwithstanding anything herein or implied by law to the contrary, the agreements of each Credit Party set forth in Sections 2.16(c), 2.17, 2.18, 10.2,
10.3 and 10.4 and the agreements of Lenders set forth in Sections 2.17, 2.18, 9.3(b), 9.6 and 10.17 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination hereof.

         10.9. NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each Agent and each Lender hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Credit Documents or any of the Hedge Agreements. Any forbearance or failure to exercise, and any delay in exercising, any

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

right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

         10.10. MARSHALLING; PAYMENTS SET ASIDE. Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Credit Party or any other Person or against or in payment of any or all of the Obligations. To the extent that any Credit Party makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent, on behalf of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

         10.11. SEVERABILITY. In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         10.12. OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS. The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Revolving Commitment of any other Lender hereunder. Nothing contained herein or in any other Credit Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out hereof and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         10.13. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         10.14. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         10.15. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT

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

JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

         10.16. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION
10.16 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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

         10.17. CONFIDENTIALITY. Each Lender shall hold all non-public information regarding Company and its Subsidiaries and their businesses identified as such by Company and provided to such Lender by or on behalf of any Credit Party pursuant to the requirements hereof in accordance with such Lender's customary procedures for handling confidential information of such nature, it being understood and agreed by Company that, in any event, a Lender may make (i) disclosures of such information to Affiliates of such Lender and to their agents and advisors (and to other persons authorized by a Lender or Agent to organize, present or disseminate such information in connection with disclosures otherwise made in accordance with this Section 10.17), provided that each of such Persons is advised of and agrees to be bound by the provisions of this Section 10.17, (ii) disclosures of such information reasonably required by any bona fide or potential assignee, transferee or participant in connection with the contemplated assignment, transfer or participation by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in Hedge Agreements (provided, such counterparties and advisors are advised of and agree to be bound by the provisions of this Section 10.17), (iii) disclosure to any rating agency when required by it, provided that, prior to any disclosure, such rating agency shall undertake in writing to preserve the confidentiality of any confidential information relating to the Credit Parties received by it from any of the Agents or any Lender, and (iv) disclosures required or requested by any governmental agency or representative thereof or by the NAIC or pursuant to legal or judicial process; provided, unless specifically prohibited by applicable law or court order, each Lender shall make reasonable efforts to notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition or other routine examination of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information. Notwithstanding anything to the contrary set forth herein, each party (and each of their respective employees, representatives or other agents) may disclose to any and all persons, without limitations of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to any such party relating to such tax treatment and tax structure. However, any information relating to the tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent reasonably necessary to enable the parties hereto, their respective Affiliates, and their and their respective Affiliates' directors and employees to comply with applicable securities laws. For this purpose, "tax structure" means any facts relevant to the federal income tax treatment of the transactions contemplated by this Agreement but does not include information relating to the identity of any of the parties hereto or any of their respective Affiliates.

         10.18. USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of

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

interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Company shall pay to Administrative Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Company to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to Company.

         10.19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         10.20. EFFECTIVENESS. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         10.21. USA PATRIOT ACT. Each Lender hereby notifies the Company that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "PATRIOT ACT"), it is required to obtain, verify and record information that identifies the Company, which information includes the name and address of the Company and other information that will allow such Lender to identify the Company in accordance with the Patriot Act.

                  [Remainder of page intentionally left blank]

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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            CARMIKE CINEMAS, INC.

                                            By: /s/ Martin A. Durant
                                                --------------------------------
                                                Name: Martin A. Durant
                                                Title: Senior Vice President --
                                                       Finance, Treasurer and
                                                       Chief Financial Officer

                                            EASTWYNN THEATRES, INC.

                                            By: /s/ Martin A. Durant
                                                --------------------------------
                                                Name: Martin A. Durant
                                                Title: Senior Vice President --
                                                       Finance, Treasurer and
                                                       Chief Financial Officer

                                            MILITARY SERVICES, INC.

                                            By: /s/ Martin A. Durant
                                                --------------------------------
                                                Name: Martin A. Durant
                                                Title: Senior Vice President --
                                                       Finance, Treasurer and
                                                       Chief Financial Officer

                                            WOODEN NICKEL PUB, INC.

                                            By: /s/ Martin A. Durant
                                                --------------------------------
                                                Name: Martin A. Durant
                                                Title: Senior Vice President --
                                                       Finance, Treasurer and
                                                       Chief Financial Officer

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                                      S-1

                                GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent

                                By: /s/ R T Wagner
                                    --------------------------------
                                                Authorized Signatory

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                                      S-2

                               WELLS FARGO FOOTHILL, INC.,
                               as Administrative Agent, Collateral Agent, Swing Line Lender, Issuing Bank and a Lender

                               By: /s/ Stephen Schwartz
                                   ----------------------
                                   Name: Stephen Schwartz
                                   Title: S.V.P.


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                                      S-3

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as Co-Documentation Agent and a Lender

                                 By: /s/ W. Jerome McDermott
                                     -------------------------------------------
                                     Name:  W. Jerome McDermott
                                     Title: Duly Authorized Signatory

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

                                  CIT LENDING SERVICES CORPORATION,
                                  as Co-Documentation Agent and a Lender

                                  By: /s/ Michael V. Monahan
                                      ------------------------------------------
                                      Name:  Michael V. Monahan
                                      Title: Vice President

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

                                  THE FOOTHILL GROUP, INC.,
                                  as a Lender

                                  By: /s/ M. E. Stearns
                                      ------------------------------------------
                                      Name:  M. E. Stearns
                                      Title: S.V.P.

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

                                                                      APPENDIX A
                                                TO CREDIT AND GUARANTY AGREEMENT

                              REVOLVING COMMITMENTS

             LENDER                   REVOLVING COMMITMENT  PRO RATA SHARE
------------------------------------  --------------------  --------------
CIT Lending Services Corporation         $15,000,000.00          30.0%
General Electric Capital Corporation     $10,000,000.00          20.0%
Wells Fargo Foothill, Inc.               $12,500,000.00          25.0%
The Foothill Group, Inc.                 $12,500,000.00          25.0%
                                         --------------          ----
                    TOTAL                $50,000,000.00           100%
                                         ==============          ====

                                  APPENDIX A-1

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

                                                                      APPENDIX B
                                                TO CREDIT AND GUARANTY AGREEMENT

                                NOTICE ADDRESSES

CARMIKE CINEMAS, INC. or any Guarantor
         1301 First Avenue
         Columbus, Georgia 31901
         Attention: Martin A. Durant
         Telecopier: (706) 576-3433

in each case, with a copy to:
         King & Spalding LLP
         191 Peachtree Street
         Atlanta, Georgia 30303
         Attention: Albert H. Conrad, Jr., Esq.
         Telecopier: (404) 572-5149

                                  APPENDIX B-2

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Lead Arranger, Syndication Agent and a Lender

         Goldman Sachs Credit Partners L.P.
         85 Broad Street
         New York, New York  10004
         Attention: Stephen King
         Telecopier: (212) 357-0932

with a copy to:

         Goldman Sachs Credit Partners L.P.
         85 Broad Street
         New York, New York  10004
         Attention: John Makrinos
         Telecopier: (212) 357-4597

                                  APPENDIX B-3

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

WELLS FARGO FOOTHILL, INC.,
as Administrative Agent, Collateral Agent,
Swing Line Lender, Issuing Bank and a Lender

Administrative Agent's, Swing Line Lender's
And Issuing Bank's Principal Office:

         2450 Colorado Avenue, Suite 3000W
         Santa Monica, CA 90404
         Attention: Lisa Cooley
         Telephone: 310-453-7355
         Telecopier: 310-453-7442

in each case, with a copy to:

         2450 Colorado Avenue, Suite 3000W
         Santa Monica, CA 90404
         Attention: Ed Stern
         Telephone: 310-453-7376
         Telecopier: 310-453-7470

                                  APPENDIX B-4

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Documentation Agent and a Lender

         General Electric Capital Corporation
         201 High Ridge Road
         Stamford, CT 06927-5100
         Attention: Terence Sullivan
         Telephone: (203) 316-7926
         Telecopier: (203) 316-7978

with a copy to:

         General Electric Capital Corporation
         60 Lonh Ridge Road
         Stamford, CT 06927-5100
         Attention: Jason Kwik
         Telephone: (203) 357-6293
         Telecopier: (203) 602-8344

                                  APPENDIX B-5

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

CIT LENDING SERVICES CORPORATION,
as Co-Documentation Agent and a Lender

         CIT LENDING SERVICES CORPORATION
         1 CIT Drive
         Livingston, NJ 07039
         Attention: Steve Reedy
         Telephone: 973 422 3686
         Telecopier: 973 535 1732
         steve.reedy@cit.com

with a copy to:

Legal

         CIT LENDING SERVICES CORPORATION
         1 CIT Drive
         Livingston, NJ 07039
         Attention: Nick DeFabrizio
         Telephone: 973 422 3311
         Telecopier: 973 740-5418
         nick.defabrizio@cit.com

and

Operations

         CIT Structured Finance
         207 Queens Quay West
         Suite 700
         Toronto, Ontario
         M5J 1A7
         Attention: John Loo
         Assistant Manager, Funding Operations
         Telephone: 416-507-6174
         Telecopier: 416-507-5562
         john.loo@cit.com

                                  APPENDIX B-6

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

THE FOOTHILL GROUP, INC.,
as a Lender

Principal Office:

         2450 Colorado Avenue, Suite 3000W
         Santa Monica, CA 90404
         Attention: Ed Stern
         Telephone: 310-453-7376
         Telecopier: 310-453-7470

in each case, with a copy to:

         2450 Colorado Avenue, Suite 3000W
         Santa Monica, CA 90404
         Attention Nikhil Aggarwal/Elizabeth Eipe
         Telephone: 310-453-7388/7387
         Telecopier: 310-453-7472

                                  APPENDIX B-7

FIRST LIEN CREDIT AGREEMENT                                            EXECUTION

                                                                  EXHIBIT A-1 TO
                                                     FIRST LIEN CREDIT AGREEMENT

                                 FUNDING NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among CARMIKE CINEMAS, INC. ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents.

         Pursuant to Section 2.1 and Section 2.2 of the Credit Agreement, Company desires that Lenders make the following Loans to Company in accordance with the applicable terms and conditions of the Credit Agreement on [MM/DD/YY] (the "CREDIT DATE"):

         1.       Revolving Loans

                  -  Base Rate Loans:                             $[___,___,___]

                  -  Eurodollar Rate Loans, with an Initial
                     Interest Period of ________ Month(s):        $[___,___,___]

         2.       Swing Line Loans:                               $[___,___,___]

         Company hereby certifies that:

                  (i) after making the Credit Extensions requested on the Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect;

                  (ii) as of the Credit Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date, and except as to changes otherwise expressly permitted by the terms of the Credit Documents;

                  (iii) as of the Credit Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default;

                  (iv) as of the Credit Date, after giving effect to the borrowing contemplated hereby and Company's use of the proceeds therof on such date [and assuming for purposes hereof, with respect to any Credit Extension prior to 45 Business Days following the Closing Date, that the Unpaid Refinancing Amount has been paid to the extent of any Cash and Cash Equivalents held by Company for such purpose], Company shall be in compliance with the financial covenants set forth in
         Section 6.8 of the Credit Agreement; and

                  (v) after giving effect to the Credit Extensions requested on the Credit Date, the aggregate Cash and Cash Equivalents of Company and its Subsidiaries in any concentration account of Company or

                                  EXHIBIT A-1-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
         which have been recently distributed from such concentration accounts to other accounts of Company or its Subsidiaries (other than payroll accounts and other disbursement accounts in the ordinary course of business, and excluding Cash and Cash Equivalents held by Company for purposes of paying the Unpaid Refinancing Amount within 45 Business Days following the Closing Date) will not exceed $15,000,000.

Date: [MM/DD/YY]                            CARMIKE CINEMAS, INC.

                                            By: ________________________________
                                            Title:

                                 EXHIBIT A-1-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                  EXHIBIT A-2 TO
                                                     FIRST LIEN CREDIT AGREEMENT

                         CONVERSION/CONTINUATION NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among CARMIKE CINEMAS, INC. ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents.

         Pursuant to Section 2.8 of the Credit Agreement, Company desires to convert or to continue the following Loans, each such conversion and/or continuation to be effective as of [MM/DD/YY]:

         1.   REVOLVING LOANS:

                  $[___,___,___]          Eurodollar Rate Loans to be continued
                                          with Interest Period of ____ month(s)

                  $[___,___,___]          Base Rate Loans to be converted to
                                          Eurodollar  Rate  Loans with Interest
                                          Period of ____ month(s)

                  $[___,___,___]          Eurodollar Rate Loans to be converted
                                          to Base Rate Loans

         Company hereby certifies that as of the date hereof, no event has occurred and is continuing or would result from the consummation of the conversion and/or continuation contemplated hereby that would constitute an Event of Default or a Default.

Date: [MM/DD/YY]                            CARMIKE CINEMAS, INC.

                                            By: __________________________
                                             Title:

                                 EXHIBIT A-2-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                  EXHIBIT A-3 TO
                                                     FIRST LIEN CREDIT AGREEMENT

                                 ISSUANCE NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among CARMIKE CINEMAS, INC. ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents.

         Pursuant to Section 2.3 of the Credit Agreement, Company desires a Letter of Credit to be issued in accordance with the terms and conditions of the Credit Agreement on [MM/DD/YY] (the "CREDIT DATE") in an aggregate face amount of $[___,___,___].

         Attached hereto for each such Letter of Credit are the following:

                           (a)      the stated amount of such Letter of Credit;

                           (b)      the name and address of the beneficiary;

                           (c)      the expiration date; and

                           (d) either (i) the verbatim text of such proposed Letter of Credit, or (ii) a description of the proposed terms and conditions of such Letter of Credit, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of such Letter of Credit, would require the Issuing Lender to make payment under such Letter of Credit.

         Company hereby certifies that:

                  (i) after issuing such Letter of Credit requested on the Credit Date, the Total Utilization of Revolving Commitments shall not exceed the Revolving Commitments then in effect and will not exceed the Letter of Credit Sublimit;

                  (ii) as of the Credit Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of such Credit Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date, and except as to changes otherwise expressly permitted by the terms of the Credit Documents;

                  (iii) as of the Credit Date, no event has occurred and is continuing or would result from the consummation of the issuance contemplated hereby that would constitute an Event of Default or a Default;

                  (iv) as of the Credit Date, after giving effect to the issuance contemplated hereby and Company's use of proceeds thereof on such date [and assuming for purposes hereof, with respect to any

                                 EXHIBIT A-3-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         Credit Extension prior to 45 Business Days following the Closing Date, that the Unpaid Refinancing Amount has been paid to the extent of any Cash and Cash Equivalents held by Company for such purpose], Company shall be in compliance with the financial covenants set forth in
         Section 6.8 of the Credit Agreement; and

                  (v) after giving effect to the Credit Extensions requested on the Credit Date, the aggregate Cash and Cash Equivalents of Company and its Subsidiaries in any concentration account of Company or which have been recently distributed from such concentration accounts to other accounts of Company or its Subsidiaries (other than payroll accounts and other disbursement accounts in the ordinary course of business, and excluding Cash and Cash Equivalents held by Company for purposes of paying the Unpaid Refinancing Amount within 45 Business Days following the Closing Date) will not exceed $15,000,000.

                                 EXHIBIT A-3-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

Date: [MM/DD/YY]                            CARMIKE CINEMAS, INC.

                                            By: __________________________
                                            Title:

                                 EXHIBIT A-3-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                  EXHIBIT B-1 TO
                                                     FIRST LIEN CREDIT AGREEMENT

                               REVOLVING LOAN NOTE

$[1][___,___,___]

FEBRUARY [  ], 2004                                           New York, New York

         FOR VALUE RECEIVED, CARMIKE CINEMAS, INC., a Delaware corporation ("COMPANY"), promises to pay [NAME OF LENDER] ("PAYEE") or its registered assigns, on or before August [ ], 2008, the lesser of (a) [1][DOLLARS] ($[1][___,___,___]) and (b) the unpaid principal amount of all advances made by Payee to Company as Revolving Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents.

         This Note is one of the "Revolving Loan Notes" in the aggregate principal amount of $50,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Administrative Agent or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of the obligations evidenced hereby shall have been accepted by Administrative Agent and recorded in the Register, Company, each Agent and Lenders shall be entitled to deem and treat Payee as the owner and holder of this Note and the obligations evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Company hereunder with respect to payments of principal of or interest on this Note.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

----------------------------------
[1]      Lender's Revolving Commitment

                                 EXHIBIT B-1-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all actual and reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                 EXHIBIT B-1-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                              CARMIKE CINEMAS, INC.
                                              By: _____________________________
                                              Title:

                                 EXHIBIT B-1-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                 TRANSACTIONS ON
                               REVOLVING LOAN NOTE

       Amount of Loan    Amount of Principal   Outstanding Principal   Notation
Date   Made This Date      Paid This Date        Balance This Date     Made By
----   --------------      --------------        -----------------     -------

                                 EXHIBIT B-1-4

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                  EXHIBIT B-2 TO
                                                     FIRST LIEN CREDIT AGREEMENT

                                SWING LINE NOTE

$[1][___,___,___]

 [2][MM/DD/YY]                                                New York, New York

         FOR VALUE RECEIVED, CARMIKE CINEMAS, INC., a Delaware corporation ("COMPANY"), promises to pay to WELLS FARGO FOOTHILL, INC., as Swing Line Lender ("Payee"), on or before August [ ],, 2008, the lesser of (a) [1][DOLLARS] ($[___,___,___]) and (b) the unpaid principal amount of all advances made by Payee to Company as Swing Line Loans under the Credit Agreement referred to below.

         Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents.

         This Note is the "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Principal Office of Swing Line Lender or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

         This Note is subject to mandatory prepayment and to prepayment at the option of Company, each as provided in the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF COMPANY AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

--------------------------
[1]      Swing Line Sublimit

[2]      Date of Issuance

                                 EXHIBIT B-2-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Company, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Company promises to pay all actual and reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees, all as provided in the Credit Agreement, incurred in the collection and enforcement of this Note. Company and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                                 EXHIBIT B-2-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                                CARMIKE CINEMAS, INC.

                                                By:_____________________________
                                                Title:

                                 EXHIBIT B-2-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                TRANSACTIONS ON
                                SWING LINE NOTE

       Amount of Loan    Amount of Principal    Outstanding Principal   Notation
Date   Made This Date      Paid This Date        Balance This Date      Made By
----   --------------      --------------        -----------------      -------


                                 EXHIBIT B-2-4

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT C TO
                                                     FIRST LIEN CREDIT AGREEMENT

                             COMPLIANCE CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS:

         1. I am the [title of signing Authorized Officer] of CARMIKE CINEMAS, INC. ("COMPANY").

         2. In such capacity, I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements.

         3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event.

         The foregoing certifications, together with the computations set forth in the Annex A hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered [MM/DD/YY] pursuant to
Section 5.1(d) of the Credit Agreement.

                                         CARMIKE CINEMAS, INC.

                                         By: ___________________________________
                                         Name:
                                         Title: [Title of Authorized Officer]

                                  EXHIBIT C-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                      ANNEX A TO
                                                          COMPLIANCE CERTIFICATE

               FOR THE FISCAL [QUARTER] [YEAR] ENDING [MM/DD/YY].


1.  Consolidated Adjusted EBITDA:   (i) - (ii) =                  $[___,___,___]

         (i)      (a)  Consolidated Net Income:                   $[___,___,___]

                  (b)  Consolidated Interest Expense:             $[___,___,___]

                  (c)  provisions for income taxes, franchise
                       tax and net worth tax (including all
                       single business tax expense imposed by
                       state law):                                $[___,___,___]

                  (d)  total depreciation expense:                $[___,___,___]

                  (e)  total amortization expense:                $[___,___,___]

                  (f)  other non-Cash items reducing
                       Consolidated Net Income[*]:                $[___,___,___]

                  (g)  unusual or nonrecurring charges or
                       expenses:                                  $[___,___,___]

                  (h)  non-cash compensation charges and
                       charges related to the expensing of
                       stock options:                             $[___,___,___]

                  (i)  charges for the write-of of unamortized
                       debt costs:                                $[___,___,___]

                  (j)  charges for the impairment of assets:      $[___,___,___]

                  (k)  restructuring charges incurred in
                       connection with the closure of theatres
                       determined to be underperforming by the
                       board of directors of the Company in its
                       sole discretion:                           $[___,___,___]

                  (l)  Transportation Costs and all other
                       upfront fees, costs and expenses payable
                       in respect of equity and debt offerings
                       and financings, investments, mergers,
                       recapitalizations, option buyouts, asset
                       sales and Permitted Acquisitions:          $[___,___,___]

         (ii)     other non-cash items increasing
                  Consolidated Net Income[**]:                    $[___,___,___]

------------------------------
[*] Excluding any such non-Cash item to the extent that it represents an accrual or reserve for potential Cash items in any future period or amortization of a prepaid Cash item that was paid in a prior period.

[**] Excluding any such non-Cash item to the extent that it represents the reversal of an accrual or reserve for potential Cash item in any prior period.

                                 EXHIBIT C-A-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

2. Consolidated Cash Interest Expense:                            $[___,___,___]

3.  Consolidated Net Income: (i) - (ii) =                         $[___,___,___]


         (i)      the net income (or loss) of Company and its
                  Subsidiaries on a consolidated basis for
                  such period taken as a single accounting
                  period determined in conformity with GAAP:      $[___,___,___]

         (ii)     (a)  the income (or loss) of any Person
                       (other than a Subsidiary of Company) in
                       which any other Person (other than
                       Company or any of its Subsidiaries) has
                       a joint interest, except to the extent of
                       the amount of dividends or other
                       distributions actually paid to Company or
                       any of its Subsidiaries by such Person
                       during such period:                        $[___,___,___]

                  (b)  the income (or loss) of any Person
                       accrued prior to the date it becomes a
                       Subsidiary of Company or is merged into
                       or consolidated with Company or any of
                       its Subsidiaries or that Person's assets
                       are acquired by Company or any of its
                       Subsidiaries:                              $[___,___,___]

                   (c) the income of any Subsidiary of Company
                       to the extent that the declaration or
                       payment of dividends or similar
                       distributions by that Subsidiary of that
                       income is not at the time permitted by
                       operation of the terms of its charter or
                       any agreement, instrument, judgment,
                       decree, order, statute, rule or
                       governmental regulation applicable to
                       that Subsidiary:                           $[___,___,___]

                  (d)  any after-tax gains or losses attributable
                       to asset sales or returned surplus assets
                       of any Pension Plan:                       $[___,___,___]

                  (e)  to the extent not included in clauses
                       (ii)(a) through (d) above, any net
                       extraordinary gains or net extraordinary
                       losses:                                    $[___,___,___]

4. Consolidated Total Debt:                                       $[___,___,___]

                                 EXHIBIT C-A-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

5. Interest Coverage Ratio: (i)/(ii) =

         (i)      Consolidated Adjusted EBITDA
                  for the four-Fiscal Quarter Period then ended:  $[___,___,___]

         (ii)     Consolidated Cash Interest Expense
                  for such four-Fiscal Quarter Period:            $[___,___,___]

                               Actual:                      _.__:1.00
                               Minimum Required:            2.00:1.00

6. Leverage Ratio: (i)/(ii) =

         (i)      Consolidated Total Debt:                        $[___,___,___]

         (ii)     Consolidated Adjusted EBITDA
                  for the four-Fiscal Quarter period then ended:  $[___,___,___]

                               Actual:                      _.__:1.00
                               Maximum allowed:             4.50:1.00


7. Maintenance Consolidated Capital Expenditures:                 $[___,___,___]

8. Discretionary Consolidated Capital Expenditures:               $[___,___,___]

                               Maximum allowed:                   $   30,000,000

9. Total Consolidated Capital Expenditures: (7) + (8)             $[___,___,___]

                               Maximum allowed:                   $   35,000,000

                                 EXHIBIT C-A-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT D TO
                                                     FIRST LIEN CREDIT AGREEMENT

                              OPINIONS OF COUNSEL

                                   [TO COME]

                                  EXHIBIT D-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT E TO
                                                   CREDIT AND GUARANTY AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement (the "ASSIGNMENT") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "ASSIGNOR") and [Insert name of Assignee] (the "ASSIGNEE"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit and Guaranty Agreement identified below (as it may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters or credit and swingline loans) (the "ASSIGNED INTEREST"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and the Credit Agreement, without representation or warranty by the Assignor.

1.       Assignor:            ______________________

2.       Assignee:            ______________________ [and is an Affiliate of a
                              Lender/Approved Fund[*****]]

3.       Credit Agreement:    The $50,000,000 Credit and Guaranty Agreement
                              dated as of February 4, 2004 among CARMIKE
                              CINEMAS, INC. (the "COMPANY"), the Lenders parties thereto, GOLDMAN SACHS CREDIT PARTNERS L.P., as
                              Sole Lead Arranger, Sole Bookrunner and Sole
                              Syndication Agent, WELLS FARGO FOOTHILL, INC., as
                              Administrative Agent, and GENERAL ELECTRIC CAPITAL
                              CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents (the "CREDIT
                              AGREEMENT").

4.       Assigned Interest:

----------------------------------
[*****]Select as applicable.

                                  EXHIBIT E-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                      Aggregate Amount of                            Percentage Assigned
                          Revolving           Amount of Revolving       of Revolving
                       Commitment/Loans        Commitment/Loans       Commitment/Loans
 Facility Assigned      for all Lenders            Assigned              [******]
 -----------------      ---------------            --------              --------
Revolving Commitment    $______________            $_______              _______%

Effective Date: ______________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]


7.       Notice and Wire Instructions:

    [NAME OF ASSIGNOR]                             [NAME OF ASSIGNEE]

    Notices:                                       Notices:


            -------------------------                      ---------------------
            -------------------------                      ---------------------
            -------------------------                      ---------------------
            Attention:                                     Attention:
            Telecopier:                                    Telecopier:

    with a copy to:                                with a copy to:

            -------------------------                      ---------------------
            -------------------------                      ---------------------
            -------------------------                      ---------------------
            Attention:                                     Attention:
            Telecopier:                                    Telecopier:

    Wire Instructions:                             Wire Instructions:

          The terms set forth in this Assignment are hereby agreed to:

-----------------------------------
[******]Set forth, to at least 9 decimals, as a percentage of the Revolving Commitment/Loans of all Lenders thereunder.

                                  EXHIBIT E-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                   ASSIGNOR
                                   [NAME OF ASSIGNOR]

                                   By:_______________________
                                   Title:

                                   ASSIGNEE
                                   [NAME OF ASSIGNEE]

                                   By:_______________________
                                   Title:

[Consented to and][********] Accepted:

WELLS FARGO FOOTHILL, INC., as
   Administrative Agent

By:_______________________
Title:

[Consented to:][*********]

CARMIKE CINEMAS, INC.

By:_______________________
Title:

------------------------------
[********] To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

[*********] To be added only if the consent of the Company is required by the terms of the Credit Agreement.

                                  EXHIBIT E-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                         ANNEX 1

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

1.       Representations and Warranties.

                  1.1  Assignor. The Assignor (a) represents and warrants that
                       (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the "CREDIT DOCUMENTS"), or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

                  1.2  Assignee. The Assignee (a) represents and warrants that
                       (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if it is a Non-US Lender, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at that time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.]

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed

                                  EXHIBIT E-4

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
         counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflict of laws principles thereof.

                                  EXHIBIT E-5

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT F TO
                                                     FIRST LIEN CREDIT AGREEMENT

                         CERTIFICATE RE NON-BANK STATUS

                  Reference is made to the Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among CARMIKE CINEMAS, INC. ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents. Pursuant to Section 2.18(c) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code of 1986, as amended.

                                        [NAME OF LENDER]

                                        By: ____________________________
                                        Name:
                                        Title:

                                  EXHIBIT F-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                  EXHIBIT G-1 TO
                                                     FIRST LIEN CREDIT AGREEMENT

                            CLOSING DATE CERTIFICATE

         THE UNDERSIGNED HEREBY CERTIFY AS FOLLOWS:

         1. I am the Chief Financial Officer of CARMIKE CINEMAS, INC., ("COMPANY").

         2. Pursuant to Section 2.1 of the Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Company, certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents, Company requests that Lenders make the following Loans to Company on ____________ (the "Closing Date"):

                    Revolving Loans:                          $[               ]

                           -       a.  Base Rate Loan(s)
                           -       b.  Eurodollar Rate Loans with an initial
                                        Interest Period of ____ month(s)

         3. In my capacity as Chief Financial Officer, I have reviewed the terms of Section 3 of the Credit Agreement and the definitions and provisions contained in such Credit Agreement relating thereto, and in my opinion I have made, or have caused to be made under my supervision, such examination or investigation as is reasonably necessary for an informed opinion as to the matters referred to herein.

         4. Based upon my review and examination described in paragraph 3 above, I certify, in my capacity as Chief Financial Officer and on behalf of the Company, that:

                  (i) as of the Closing Date, the representations and warranties contained in each of the Credit Documents are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true, correct and complete in all material respects on and as of such earlier date, and except as to changes otherwise expressly permitted by the terms of the Credit Documents;

                  (ii) as of the Closing Date, no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default;

                  (iii) as of the Closing Date, and after giving effect to Company's use of the proceeds thereof, and assuming for purposes hereof that the Unpaid Refinancing Amount has been paid to the extent of any Cash and Cash Equivalents held by Company for such purpose, Company shall be in compliance with the financial covenants set forth in
         Section 6.8 of the Credit Agreement;

                                   EXHIBIT G-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                  (iv) as of the Closing Date, and after giving effect to any borrowing contemplated hereby, the aggregate Cash and Cash Equivalents of Company and its Subsidiaries in any concentration account of Company or which have been recently distributed from such concentration accounts to other accounts of Company or its Subsidiaries (other than payroll accounts and other disbursement accounts in the ordinary course of business, and excluding Cash and Cash Equivalents held by Company for purposes of paying the Unpaid Refinancing Amount within 45 Business Days following the Closing Date) will not exceed $15,000,000; and

                  (v) Consolidated Adjusted EBITDA of Company shall not be less than $99,000,000 for the twelve month period ended December 31, 2003.

         5. Attached as Annex A hereto are true and complete (and, where applicable, executed and conformed) copies of each of the Related Agreements and each Designated Contract. I have reviewed, or caused to be reviewed under my supervision, each of the Related Agreements and Designated Contracts to the extent reasonably necessary to determine that (i) there are no defaults or events of default (as may be defined in the applicable Related Agreement or Designated Contract) under any Related Agreements or Designated Contracts, and
(ii) each Related Agreement and Designated Contract is in full force and effect and no provisions therof have been modified or waived in any respect materially adverse to the Company or the Lenders, in each case without the consent of the Syndication Agent or Administrative Agent.

         6. Each Credit Party has requested the counsel set forth in Schedule 3.1(p) to the Credit Agreement to deliver to Agents and Lenders on the Closing Date favorable written opinions setting forth substantially the matters in the opinions designated in Exhibit D annexed to the Credit Agreement, and as to such other matters as Syndication Agent and Administrative Agent may have reasonably requested.

         7. Attached hereto as Annex B are true, complete and correct copies of
(a) the Historical Financial Statements, (b) pro forma consolidated balance sheet of Company and its Subsidiaries as at the Closing Date, and reflecting the related financings and the other transactions contemplated by the Credit Documents and the Related Agreements, and (c) the Projections.

                 [Remainder of page intentionally left blank.]

                                   EXHIBIT G-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         The foregoing certifications are made and delivered as of February 4, 2004.

                                           CARMIKE CINEMAS, INC.

                                           -------------------------------
                                           Title: Chief Financial Officer

                                   EXHIBIT G-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT H TO
                                                     FIRST LIEN CREDIT AGREEMENT

                              COUNTERPART AGREEMENT

         This COUNTERPART AGREEMENT, dated [MM/DD/YY] (this "COUNTERPART AGREEMENT") is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among CARMIKE CINEMAS, INC. ("COMPANY"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents.

         SECTION 1. Pursuant to Section 5.10 of the Credit Agreement, the undersigned hereby:

                  (a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

                  (b) represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Credit Document and applicable to the undersigned is true and correct in all material respects both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date, and except as to changes otherwise expressly permitted by the terms of the Credit Documents;

                  (c) represents and warrants that no Default or Event of Default will result from the execution, delivery or performance by the undersigned of its obligations under this Counterpart Agreement;

                  (d) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under
         Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) and in accordance with Section 7 of the Credit Agreement; and

                  (e) (i) agrees that this counterpart may be attached to the Pledge and Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Security Agreement as if it were an original signatory thereto, (iii) grants to Secured Party (as such term is defined in the Pledge and Security Agreement) a security interest in all of the undersigned's right, title and interest in and to all "Collateral" (as such term is defined in the Pledge and Security Agreement) of the undersigned, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement. All such Collateral shall be deemed to be part of

                                   EXHIBIT H-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
         the "Collateral" and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.

         SECTION 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Any notice or other communication herein required or permitted to be given shall be given in pursuant to Section
10.1 of the Credit Agreement, and all for purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                                  EXHIBIT H-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

                                            [NAME OF SUBSIDIARY]

                                            By:______________________
                                               Name:
                                               Title:

Address for Notices:

         --------------
         --------------
         --------------
         Attention:
         Telecopier

with a copy to:

         --------------
         --------------
         --------------
         Attention:
         Telecopier

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

WELLS FARGO FOOTHILL, INC.,
as Administrative Agent and as Collateral Agent

By:_____________________
   Name:
   Title:

                                  EXHIBIT H-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT I TO
                                                     FIRST LIEN CREDIT AGREEMENT

                          PLEDGE AND SECURITY AGREEMENT

                                    [TO COME]

                                   EXHIBIT I-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                          PLEDGE AND SECURITY AGREEMENT



                          DATED AS OF FEBRUARY 4, 2004


                                     BETWEEN


                        EACH OF THE GRANTORS PARTY HERETO


                                       AND

                           WELLS FARGO FOOTHILL, INC.,

                             AS THE COLLATERAL AGENT

                                TABLE OF CONTENTS

                                                                                PAGE
SECTION 1. DEFINITIONS; GRANT OF SECURITY.........................................1
   1.1     GENERAL DEFINITIONS....................................................1
   1.2     DEFINITIONS; INTERPRETATION............................................7

SECTION 2. GRANT OF SECURITY......................................................8
   2.1     GRANT OF SECURITY......................................................8
   2.2     CERTAIN LIMITED EXCLUSIONS.............................................8

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.......................9
   3.1     SECURITY FOR OBLIGATIONS...............................................9
   3.2     CONTINUING LIABILITY UNDER COLLATERAL..................................9

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS..........................10
   4.1     GENERALLY.............................................................10
   4.2     EQUIPMENT AND INVENTORY...............................................12
   4.3     RECEIVABLES...........................................................13
   4.4     INVESTMENT RELATED PROPERTY...........................................15
   4.5     [RESERVED.]...........................................................22
   4.6     LETTER OF CREDIT RIGHTS...............................................22
   4.7     INTELLECTUAL PROPERTY.................................................22
   4.8     COMMERCIAL TORT CLAIMS................................................25

SECTION 5. FURTHER ASSURANCES; ADDITIONAL GRANTORS...............................25
   5.1     FURTHER ASSURANCES....................................................25
   5.2     ADDITIONAL GRANTORS...................................................26

SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT...........................27
   6.1     POWER OF ATTORNEY.....................................................27
   6.2     NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES............28

SECTION 7. REMEDIES..............................................................28
   7.1     GENERALLY.............................................................28
   7.2     APPLICATION OF PROCEEDS...............................................29
   7.3     SALES ON CREDIT.......................................................30
   7.4     DEPOSIT ACCOUNTS......................................................30
   7.5     INVESTMENT RELATED PROPERTY...........................................30
   7.6     INTELLECTUAL PROPERTY.................................................31
   7.7     CASH PROCEEDS.........................................................32

SECTION 8. COLLATERAL AGENT......................................................32

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.......................33

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.......................33

SECTION 11. MISCELLANEOUS........................................................34

SCHEDULE 4.1 -- GENERAL INFORMATION

SCHEDULE 4.2  -- LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 -- INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 -- MATERIAL CONTRACTS

SCHEDULE 4.6 -- DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 -- INTELLECTUAL PROPERTY - EXCEPTIONS

SCHEDULE 4.8 -- COMMERCIAL TORT CLAIMS

EXHIBIT A -- PLEDGE SUPPLEMENT

EXHIBIT B -- UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C -- SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D -- DEPOSIT ACCOUNT CONTROL AGREEMENT

                  This PLEDGE AND SECURITY AGREEMENT, dated as of February 4, 2004 (this "AGREEMENT"), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a "GRANTOR"), and WELLS FARGO FOOTHILL, INC., as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the "COLLATERAL AGENT").

                                    RECITALS:

         WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among Carmike Cinemas, Inc. ("COMPANY"), certain Subsidiaries of Company, the lenders party thereto from time to time (the "LENDERS"), Goldman Sachs Credit Partners L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, General Electric Capital Corporation and CIT Lending Services Corporation, as Co-Documentation Agents and Wells Fargo Foothill, Inc., as Administrative Agent and the Collateral Agent;

         WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Hedge Agreements (as defined in the Credit Agreement) with one or more Lender Counterparties;

         WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor's obligations under the Credit Documents and the Hedge Agreements as set forth herein; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:


SECTION 1. DEFINITIONS; GRANT OF SECURITY.

         1.1 GENERAL DEFINITIONS. In this Agreement, the following terms shall have the following meanings:

                  "ACCOUNT DEBTOR" shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

                  "ACCOUNTS" shall mean all "accounts" as defined in Article 9 of the UCC.

                  "AGREEMENT" shall have the meaning set forth in the preamble.

                  "ADDITIONAL GRANTORS" shall have the meaning assigned in
Section 5.2.

                  "ASSIGNED AGREEMENTS" shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

                  "CASH PROCEEDS" means, with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items.

                  "CHATTEL PAPER" shall mean all "chattel paper" as defined in
Article 9 of the UCC, including, without limitation, "electronic chattel paper" or "tangible chattel paper", as each term is defined in Article 9 of the UCC.

                  "COLLATERAL" shall have the meaning assigned in Section 2.1.

                  "COLLATERAL ACCOUNT" shall mean any account established by the Collateral Agent.

                  "COLLATERAL AGENT" shall have the meaning set forth in the preamble.

                  "COLLATERAL RECORDS" shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "COLLATERAL SUPPORT" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                  "COMMERCIAL TORT CLAIMS" shall mean all "commercial tort claims" as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

                  "COMMODITIES ACCOUNTS" (i) shall mean all "commodity accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "COMMODITIES ACCOUNTS" (as such schedule may be amended or supplemented from time to time).

                  "COMPANY" shall have the meaning set forth in the preamble.

                  "CONCENTRATION DEPOSIT ACCOUNT" as defined in Section 4.4.4(a)(ii).

                  "CONTROLLED FOREIGN CORPORATION" shall mean "controlled foreign corporation" as defined in the Tax Code.

                  "COPYRIGHT LICENSES" shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

                  "COPYRIGHTS" shall mean all United States, and foreign copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

                  "CREDIT AGREEMENT" shall have the meaning set forth in the recitals.

                  "DEPOSIT ACCOUNTS" (i) shall mean all "deposit accounts" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading "Deposit Accounts" (as such schedule may be amended or supplemented from time to time).

                  "DOCUMENTS" shall mean all "documents" as defined in Article 9 of the UCC.

                  "EQUIPMENT" shall mean: (i) all "equipment" as defined in
Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

                  "GENERAL INTANGIBLES" (i) shall mean all "general intangibles" as defined in Article 9 of the UCC, including "payment intangibles" also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

                  "GOODS" (i) shall mean all "goods" as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

                  "GRANTORS" shall have the meaning set forth in the preamble.

                  "INSTRUMENTS" shall mean all "instruments" as defined in
Article 9 of the UCC.

                  "INSURANCE" shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

                  "INTELLECTUAL PROPERTY" shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

                  "INVENTORY" shall mean (i) all "inventory" as defined in
Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor's business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

                  "INVESTMENT ACCOUNTS" shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

                  "INVESTMENT RELATED PROPERTY" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

                  "LENDERS" shall have the meaning set forth in the recitals.

                  "LETTER OF CREDIT RIGHT" shall mean "letter-of-credit right" as defined in Article 9 of the UCC.

                  "MONEY" shall mean "money" as defined in the UCC.

                  "NON-ASSIGNABLE CONTRACT" shall mean any agreement, contract or license to which any Grantor is a party that by its terms purport to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under
Section 9-406 through 409 of the UCC).

                  "OPERATIVE DEPOSIT ACCOUNTS" means all Deposit Accounts of Grantors, other than the Concentration Deposit Accounts and any payroll or disbursement accounts used in the ordinary course of business.

                  "PATENT LICENSES" shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

                  "PATENTS" shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (ii) all rights corresponding thereto throughout the world, (ii) all inventions and improvements described therein, (iv) all rights to sue for past, present and future infringements thereof, (v) all licenses, claims, damages, and proceeds of suit arising therefrom, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "PERMITTED SALE" shall mean those sales, transfers, assignments and other dispositions of assets and property permitted by the Credit Agreement.

                  "PLEDGE SUPPLEMENT" shall mean any supplement to this agreement in substantially the form of Exhibit A.

                  "PLEDGED DEBT" shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading "Pledged Debt" (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

                  "PLEDGED EQUITY INTERESTS" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

                  "PLEDGED LLC INTERESTS" shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading "Pledged LLC Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

                  "PLEDGED PARTNERSHIP INTERESTS" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading "Pledged Partnership Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

                  "PLEDGED STOCK" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading "Pledged Stock" (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "PLEDGED TRUST INTERESTS" shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading "Pledged Trust Interests" (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

                  "PROCEEDS" shall mean: (i) all "proceeds" as defined in
Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

                  "RECEIVABLES" shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor's rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

                  "RECEIVABLES RECORDS" shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

                  "RECORD" shall have the meaning specified in Article 9 of the UCC.

                  "SECURED OBLIGATIONS" shall have the meaning assigned in
Section 3.1.

                  "SECURED PARTIES" shall mean the Lenders and the Lender Counterparties and shall include, without limitation, all former Lenders and Lender Counterparties to the extent that any Obligations (excluding contingent obligations in respect of customary indemnification liabilities that survive termination of the Credit Documents or such Person's release or discharge therefrom) owing to such Persons were incurred while such Persons were Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

                  "SECURITIES ACCOUNTS" (i) shall mean all "securities accounts" as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4(A) under the heading "Securities Accounts" (as such schedule may be amended or supplemented from time to time).

                  "SUPPORTING OBLIGATION" shall mean all "supporting obligations" as defined in Article 9 of the UCC.

                  "TAX CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

                  "TRADEMARK LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in
Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

                  "TRADEMARKS" shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "TRADE SECRET LICENSES" shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

                  "TRADE SECRETS" shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and
(ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

                  "UNITED STATES" shall mean the United States of America.

         1.2 DEFINITIONS; INTERPRETATION. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC. References to "Sections," "Exhibits" and "Schedules" shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

         2.1 GRANT OF SECURITY. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor's right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"):

                  (a)      Accounts;

                  (b)      Chattel Paper;

                  (c)      Documents;

                  (d)      General Intangibles;

                  (e)      Goods;

                  (f)      Instruments;

                  (g)      Insurance;

                  (h)      Intellectual Property;

                  (i)      Investment Related Property;

                  (j)      Letter of Credit Rights;

                  (k)      Money;

                  (l)      Receivables and Receivable Records;

                  (m)      Commercial Tort Claims;

                  (n) to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

                  (o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

         2.2 CERTAIN LIMITED EXCLUSIONS. Notwithstanding anything herein to the contrary, in no event shall the security interest granted under Section 2.1 hereof attach to, and the definition of Collateral, and all definitions constituting part of the definition of Collateral, shall not refer to, (a) any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; (b) in any of the outstanding Capital Stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of Capital Stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of Capital Stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of Capital Stock of each Controlled Foreign Corporation; (c) any of the outstanding Capital Stock of any Joint Venture or other Person (other than a Subsidiary) in which the Grantor maintains an Investment, where the organizational documents for such Joint Venture or other Person, or any agreement among owners of the Capital Stock of such Joint Venture or Person, prohibit the pledge or grant of any security interest or other Lien on such Capital Stock (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions)); or (d) any motor vehicles subject to certificates of title or other similar registration under applicable state or federal law.

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

         3.1 SECURITY FOR OBLIGATIONS. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the "SECURED OBLIGATIONS").

         3.2 CONTINUING LIABILITY UNDER COLLATERAL. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES AND COVENANTS.

         4.1 GENERALLY.

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that except as otherwise expressly provided herein or in the Credit Agreement:

                           (i) it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than Permitted Liens;

                           (ii) it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located.

                           (iii) the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

                           (iv) except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

                           (v) it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person as debtor, which has not heretofore been terminated other than the agreements identified on
         Schedule 4.1(D) hereof (as such schedule may be amended or supplemented from time to time);

                           (vi) with respect to each agreement identified on
         Schedule 4.1(D), it has indicated on Schedule 4.1 (A) and Schedule 4.1(B) the information required pursuant to Section 4.1(a)(ii), (iii) and (iv) with respect to the debtor under each such agreement;

                           (vii) upon the filing of all UCC financing statements naming each Grantor as "debtor" and the Collateral Agent as "secured party" and describing the Collateral in the filing offices set forth opposite such Grantor's name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, upon execution of a control agreement substantially in the form of Exhibit D hereto with respect to any Concentration Deposit Account, upon execution of a control agreement substantially in the form of Exhibit C hereto with respect to any Securities Account, upon delivery by the applicable Grantor to the

         Collateral Agent any certificated Securities together with the applicable stock power, upon execution of a control agreement substantially in the form of Exhibit B hereto with respect to any Uncertificated Securities, upon delivery by any bailee holding any Collateral of any Grantor, acknowledgment that it is holding such Collateral for the benefit of the Collateral Agent, upon consent of the issuer with respect to Letter of Credit Rights, and to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral, other than (i) Money not in possession of the Collateral Agent, (ii) any Operative Deposit Accounts not subject to control agreements pursuant to Section 9-314 of the UCC,
         (iii) any assets and property as to which Article 9 of the UCC does not apply as provided in Section 9-109 of the UCC and (iv) any aircraft, aircraft engines, or other tangible property that is subject to certificates of title or other similar registration under applicable state or federal law;

                           (viii) all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

                           (ix) other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements, or authorization for the filing of such termination statements, have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;

                           (x) no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

                           (xi) all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

                           (xii) none of the Collateral constitutes, or is the Proceeds of, "farm products" (as defined in the UCC);

                           (xiii) it does not own any "as extracted collateral" (as defined in the UCC) or any timber to be cut;

                           (xiv) except as described on Schedule 4.1(D), such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and

                           (xv) such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor's name on
         Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor's name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                           (i) except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

                           (ii) it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                           (iii) it shall not change such Grantor's name, organizational or federal tax identification number, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least ten (10) days prior to any such change, identifying such new proposed name, organizational or federal tax identification number, corporate structure, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby;

                           (iv) upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral, the ability of any Grantor or the Collateral Agent to dispose of the Collateral, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral; and

                           (v) it shall not take or permit any action which could have a Material Adverse Effect on the Collateral Agent's rights in the Collateral.

         4.2 EQUIPMENT AND INVENTORY.

                  (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

                           (i) all of the Equipment and Inventory included in the Collateral is kept only at the locations specified in Schedule 4.2 (as such schedule may be amended or supplemented from time to time), other than any location where the book value of any Equipment and Inventory at such location does not exceed $250,000;

                           (ii) any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

                           (iii) none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor.

                  (b) Covenants and Agreements. Each Grantor covenants and agrees that:

                           (i) it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time), or at any location where the book value of any Equipment and Inventory does not exceed $250,000 unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least ten (10) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent's security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

                           (ii) it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

                           (iii) it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent; and

                           (iv) if any Equipment or Inventory having a book value in excess of $250,000 is in possession or control of any third party, each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent's security interest and using commercially reasonable efforts to obtain an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent.

         4.3 RECEIVABLES.

                  (a) Representations and Warranties. Each Grantor represents and warrants, on the Closing Date and on each Credit Date, that:

                           (i) except for Receivables in an amount not to exceed $250,000 individually, each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such

         Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (d) is and will be in compliance in all material respects with all applicable laws, whether federal, state, local or foreign;

                           (ii) none of the Account Debtors in respect of any Receivable in excess of $250,000 is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign. No Receivables in excess of $250,000 requires the consent of the Account Debtors in respect thereof in connection with the pledge hereunder, except any consents which have been obtained; and

                           (iii) no Receivable in excess of $100,000 is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with
         Section 4.3(c).

                  (b) Covenants and Agreements: Each Grantor hereby covenants and agrees that:

                           (i) it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables;

                           (ii) it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments and other evidence of Receivables in an amount exceeding $100,000 (other than any delivered to the Collateral Agent as provided herein), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;

                           (iii) it shall perform in all material respects all of its obligations with respect to the Receivables;

                           (iv) it shall not amend, modify, terminate or waive, except in the ordinary course of business, any provision of any Receivables in an amount exceeding $250,000 individually in any manner which could reasonably be expected to have a Material Adverse Effect on the value of such Receivables as Collateral. Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extensions or renewals of the times of payment of such Receivables, (x) compromise or settle any dispute, claim or legal proceeding with respect to any such Receivables for less than the total unpaid balance thereof, (y) release, wholly or partially, any Persons liable for the payment thereof, or (z) allow any credits or discounts thereon;

                           (v) except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and use its commercially reasonable efforts to exercise the material rights it may have under any Receivable any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may reasonably deem necessary or advisable. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time to require any Grantor to notify any Account Debtor of the Collateral Agent's security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

                           (vi) it shall use its commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

                  (c) Delivery and Control of Receivables. With respect to any Receivables for amounts exceeding $100,000 that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. With respect to any Receivables for amounts exceeding $100,000 which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall at the request of the Collateral Agent take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC): (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein. Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall, upon the occurrence and during the continuation of an Event of Default, be delivered or subjected to such control upon written request of the Collateral Agent.

         4.4 INVESTMENT RELATED PROPERTY.

                  4.4.1 INVESTMENT RELATED PROPERTY GENERALLY

                  (a) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                           (i) in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor's acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

                           (ii) except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest;

                           (iii) each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.

                  (b) Delivery and Control.

                  Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) promptly upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Related Property having a value in excess of $100,000 that is represented by a certificate or that is an "instrument" (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an "effective indorsement" (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a "certificated security" for purposes of the UCC. With respect to any Investment Related Property having a value in excess of $100,000 that is an "uncertificated security" for purposes of the UCC (other than any "uncertificated securities" credited to a Securities Account), it shall use its commercially reasonable efforts to cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or
         (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent's instructions with respect to such uncertificated security without further consent by such Grantor.

                  (c) Voting and Distributions.

                           (i) So long as no Event of Default shall have occurred and be continuing:

         (1) except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent's reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor's consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Agent; and

         (2) the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

                           (ii) Upon the occurrence and during the continuation of an Event of Default:

         (1) upon (i) receipt of written notice so proscribing from the Collateral Agent exercising its rights under this Section by a Grantor or (ii) notice so proscribing from any Grantor to Collateral Agent or a Secured Party, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

         (2) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) the each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.


                  4.4.2 PLEDGED EQUITY INTERESTS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

                           (i) Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Pledged Stock, "Pledged LLC Interests," "Pledged Partnership Interests" and "Pledged Trust Interests," respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

                           (ii) except as set forth on Schedule 4.4(B), or except in connection with a Permitted Acquisition or a transaction otherwise permitted pursuant to the Credit Agreement, it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

                           (iii) it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens, and except as set forth on Schedule 4.4(B) (as such schedule may be amended or supplemented from time to time), there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;
         (iv) without limiting the generality of Section 4.1(a)(v), and except as excluded pursuant to Section 2.2., or except for consents previously obtained, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

                           (v) except as otherwise set forth on Schedule 4.4(C) (as such schedule may be amended or supplemented from time to time), none of the Pledged LLC Interests nor Pledged Partnership Interests, if any, are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

                           (vi) except as otherwise set forth on Schedule 4.4(D), all of the Pledged LLC Interests and Pledged Partnership Interests, if any, are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of the applicable jurisdiction.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                           (i) without the prior written consent of the Collateral Agent, or except as otherwise permitted pursuant to the Credit Agreement, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely changes the rights of such Grantor with respect to any Investment Related Property or materially and adversely affects the validity, perfection or priority of the Collateral Agent's security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt that could reasonably be expected to have a Material Adverse Effect on the value of such Collateral, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not Securities (for purposes of the UCC) on the Closing Date to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent's "control" thereof;

                           (ii) it shall comply with all of its material obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its material rights with respect to any Investment Related Property;

                           (iii) without the prior written consent of the Collateral Agent, or except as otherwise permitted pursuant to the Credit Agreement, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding Capital Stock of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding Capital Stock of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge Capital Stock in accordance with Section 2.2; and

                           (iv) each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

                  4.4.3 PLEDGED DEBT

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:

                           (i) Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading "Pledged Debt" all of the Pledged Debt owned by any Grantor for an amount greater than $100,000 individually and $500,000 in the aggregate, and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof, and no default under any Pledged Debt has caused, either in any individual case or in the aggregate, a Material Adverse Effect, and with respect to all of the issued and outstanding inter-company Indebtedness evidenced by promissory notes, to the extent required under the Credit Agreement, such notes are listed on Schedule
         4.4 (as such schedule may be amended or supplemented from time to time);

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

                           (i) it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

                  4.4.4 INVESTMENT ACCOUNTS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and each Credit Date, that:

                           (i) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Securities Accounts" and "Commodities Accounts," respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest. Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant thereto) having "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

                           (ii) Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings "Deposit Accounts" all of the Deposit Accounts representing concentration or money market accounts listed on Schedule 4.4(A) hereto (each such account, a "CONCENTRATION DEPOSIT ACCOUNT") in which each Grantor has an interest. Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant thereto) having either sole dominion and control (within the meaning of common law) or "control" (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

                           (iii) Each Grantor has taken all actions necessary or reasonably requested in writing by the Collateral Agent, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent's "control" (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the Collateral Agent's "control" (within the meaning of Section 9-104 of the UCC) over all Concentration Deposit Accounts; and (c) deliver all Instruments in excess of $100,000 to the Collateral Agent.

                  (b) Covenant and Agreement.

                           (i) Each Grantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account without the prior consent of the Collateral Agent and unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c); and

                           (ii) Each Grantor shall transfer any and all funds held in or credited to any Operative Deposit Account to a Deposit Account under the "control" of the Collateral Agent (within the meaning of 9-104 of the UCC) in accordance with the provisions of Section 4.4.4(c), such transfers to be made on a regular basis but in no event less often than on a weekly basis.

                  (c) Delivery and Control

                           (i) With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement substantially in the form of Exhibit C hereto pursuant to which it shall agree to comply with the Collateral Agent's "entitlement orders" without further consent by such Grantor; provided, however, that the Collateral Agent hereby agrees that no such "entitlement orders" shall be given or issued except upon the occurrence and during the continuation of any Event of Default. With respect to any Investment Related Property that is a Concentration Deposit Account, it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto, pursuant to which the Collateral Agent shall have both sole dominion and control over such

         Deposit Account (within the meaning of the common law) and "control" (within the meaning of Section 9-104 of the UCC) over such Deposit Account. Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Concentration Deposit Accounts that exist on the Credit Date, as of or prior to the Credit Date and (ii) any Securities Accounts, Securities Entitlements or Concentration Deposit Accounts that are created or acquired after the Credit Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.

                           (ii) In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer's jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to (i) transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent and (ii) to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.


         4.5 [RESERVED.].

         4.6 LETTER OF CREDIT RIGHTS.

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

                           (i) all material letters of credit to which such Grantor has rights are listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

                           (ii) it has obtained, or used its commercially reasonable efforts to obtain the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain, or use its commercially reasonable efforts to obtain, the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

         4.7 INTELLECTUAL PROPERTY.

                  (a) Representations and Warranties. Except as disclosed in
Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

                           (i) Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of
         (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses, in each case that is material to the business of such Grantor;

                           (ii) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 4.7 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

                           (iii) all such Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain such Intellectual Property in full force and effect;

                           (iv) all such Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor's right to register, or such Grantor's rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor's knowledge, threatened, in any case that could reasonably be expected to have a Material Adverse Effect;

                           (v) all registrations and applications for such Intellectual Property are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

                           (vi) the conduct of such Grantor's business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party, in any case that could reasonably be expected to have a Material Adverse Effect, and no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

                           (vii) to the best of each Grantor's knowledge, no third party is infringing upon or otherwise violating any rights in any such Intellectual Property owned or used by such Grantor, or any of its respective licensees, in any case that could reasonably be expected to have a Material Adverse Effect; and

                           (viii) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by Grantor or to which Grantor is bound that adversely affect Grantor's rights to own or use any Intellectual Property, in any case that could reasonably be expected to have a Material Adverse Effect.

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees as follows:

                           (i) it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

                           (ii) it shall, within thirty (30) days of the creation or acquisition of any Copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office;

                           (iii) it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain,
         (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

                           (iv) it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property;

                           (v) in the event that any Intellectual Property owned by or exclusively licensed to any Grantor that is material to the business of any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation, or dilution and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

                           (vi) it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

                           (vii) it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent's interest in any part of such Intellectual Property, whether now owned or hereafter acquired;

                           (viii) except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Credit Documents;

                           (ix) it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets material to the business of any Grantor, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents; and

                           (x) it shall continue to collect, at its own expense, and in accordance with reasonable business practices, all material amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof. In connection with such collections, each Grantor may take (and, at the Collateral Agent's reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of any Event of Default, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

         4.8 COMMERCIAL TORT CLAIMS

                  (a) Representations and Warranties. Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date that, to the knowledge of such Grantor's Authorized Officers, Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor individually in excess of $500,000; and

                  (b) Covenants and Agreements. Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim individually in excess of $500,000 hereafter arising, to the knowledge of such Grantor's Authorized Officers, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5. FURTHER ASSURANCES; ADDITIONAL GRANTORS.

         5.1 FURTHER ASSURANCES.

                  (a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

                           (i) file such financing or continuation statements, or amendments thereto, and execute and deliver or otherwise authorize the filing of such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

                           (ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing; and

                           (iii) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Collateral Agent's security interest in all or any part of the Collateral.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired"; provided, however, the Collateral Agent agrees to file or authorize the filing of appropriate amendments or releases of assets or property not included in the Collateral or that are to be released from the Collateral pursuant to the terms of the Credit Agreement or this Agreement. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (c) Each Grantor hereby authorizes the Collateral Agent to modify Schedule 4.7 (as such schedule may be amended or supplemented from time to time) after obtaining such Grantor's approval of or signature to such modification to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

         5.2 ADDITIONAL GRANTORS. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an "Additional Grantor"), by executing a Counterpart Agreement. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

         6.1 POWER OF ATTORNEY. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

                  (a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

                  (b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

                  (d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

                  (e) to prepare and file any UCC financing statements against such Grantor as debtor;

                  (f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

                  (g) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes (except as otherwise provided in the Credit Agreement or this Agreement) or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

                  (h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  6.2 NO DUTY ON THE PART OF COLLATERAL AGENT OR SECURED PARTIES. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7. REMEDIES.

         7.1 GENERALLY.

                  (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may, subject to the terms of and in the manner contemplated by the Intercreditor Agreement, exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

                           (i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

                           (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

                           (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

                           (iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

                  (b) The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten
(10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it may not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, in any case so long as such action would be commercially reasonable under the circumstances. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

                  (c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                  (d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

         7.2 APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement , and subject to the terms of the Intercreditor Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all actual and reasonable out-of-pocket costs and expenses of such sale, collection or other realization, including reasonable and actual compensation to the Collateral Agent and its agents and counsel, and all other actual and reasonable out-of-pocket expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, and all amounts for which the Collateral Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent and not as a Lender) and all advances made by the Collateral Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and third, to the extent of any excess of such proceeds, to the payment to or upon the order of such Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         7.3 SALES ON CREDIT. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

         7.4 DEPOSIT ACCOUNTS.

         If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

         7.5 INVESTMENT RELATED PROPERTY.

         Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         7.6 INTELLECTUAL PROPERTY.

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

                           (i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent's sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor's rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

                           (ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent an absolute assignment of all of such Grantor's right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

                           (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

                           (iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent's behalf and to be compensated by the Collateral Agent at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

                           (v) the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

         (1) all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

         (2) Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor's sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent's security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

                  (c) Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.

         7.7 CASH PROCEEDS. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) after an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent,
(A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8. COLLATERAL AGENT.

         The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action

(including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Credit Agreement and the Intercreditor Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations (excluding contingent obligations in respect of customary indemnification liabilities that survive termination of the Credit Documents or such Person's release or discharge therefrom) under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Lenders/Secured Parties in accordance with the terms of this Section. Collateral Agent may resign or be removed and a successor Collateral Agent may be appointed, all in accordance with Section 9.7 of the Credit Agreement.

SECTION 9. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

         This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (excluding contingent obligations in respect of customary indemnification liabilities that survive termination of the Credit Documents or such Person's release or discharge therefrom), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors. Thereafter, this Agreement shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned upon the insolvency, bankruptcy or reorganization of any Grantor or any other Person or otherwise, all as though the payment had not been made. Upon any such termination the Collateral Agent shall, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

         The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11. MISCELLANEOUS.

         Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).

                  IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                         CARMIKE CINEMAS, INC.



                                         By: /s/ Martin A. Durant
                                             ---------------------------
                                                Name:  Martin A. Durant
                                                Title: Senior Vice President -
                                                       Finance, Treasurer and
                                                       Chief Financial Officer

                                         EASTWYNN THEATRES, INC.



                                         By: /s/ Martin A. Durant
                                             ---------------------------
                                                Name:  Martin A. Durant
                                                Title: Senior Vice President -
                                                       Finance, Treasurer and
                                                       Chief Financial Officer



                                         MILITARY SERVICES, INC.



                                         By: /s/ Martin A. Durant
                                             ---------------------------
                                                Name:  Martin A. Durant
                                                Title: Senior Vice President -
                                                       Finance, Treasurer and
                                                       Chief Financial Officer



                                         WOODEN NICKEL PUB, INC.



                                         By: /s/ Martin A. Durant
                                             ---------------------------
                                                Name:  Martin A. Durant
                                                Title: Senior Vice President -
                                                       Finance, Treasurer and
                                                       Chief Financial Officer

                                                 WELLS FARGO FOOTHILL, INC.,
                                                 as the Collateral Agent


                                                 By:   /s/ Stephen Schwartz
                                                     ---------------------------
                                                       Name:  Stephen Schwartz
                                                       Title: S.V.P.

                                                                       EXHIBIT A
                                                TO PLEDGE AND SECURITY AGREEMENT


                                PLEDGE SUPPLEMENT

         This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the "GRANTOR") pursuant to the Pledge and Security Agreement, dated as of [MM/DD/YY] (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), among CARMIKE CINEMAS, INC., the other Grantors named therein, and WELLS FARGO FOOTHILL, INC., as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor's right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [MM/DD/YY].


                                               [NAME OF GRANTOR]


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:


                                   EXHIBIT A-1

                                                      SUPPLEMENT TO SCHEDULE 4.1
                                                TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each
         Grantor:

                                                                Chief Executive
                                                                Office/Sole Place of
                                                                Business (or
                                             Jurisdiction of    Residence if Grantor
Full Legal Name     Type of Organization      Organization      is a Natural Person)     Organization I.D.#
---------------     --------------------     ---------------    --------------------     ------------------



(B) Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

         Full Legal Name                          Trade Name or Fictitious Business Name
         ---------------                          --------------------------------------


(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

         Name of Grantor         Date of Change            Description of Change
         ---------------         --------------            ---------------------




(D) Agreements pursuant to which any Grantor is found as debtor within past five
(5) years:

         Name of Grantor                   Description of Agreement
         ---------------                   -------------------------




                                   EXHIBIT A-2

(E)      Financing Statements:


         Name of Grantor                   Filing Jurisdiction(s)
         ---------------                   ---------------------




                                   EXHIBIT A-3

                                                      SUPPLEMENT TO SCHEDULE 4.2
                                                TO PLEDGE AND SECURITY AGREEMENT

         Additional Information:


         Name of Grantor             Location of Equipment and Inventory
         ---------------             -----------------------------------



                                   EXHIBIT A-4

                                                      SUPPLEMENT TO SCHEDULE 4.4
                                                TO PLEDGE AND SECURITY AGREEMENT

        Additional Information:

        (A)

        Pledged Stock:


        Pledged Partnership Interests:


        Pledged LLC Interests:


        Pledged Trust Interests:


        Pledged Debt:


        Securities Account:


        Commodities Accounts:


        Deposit Accounts:

        (B)


          Name of Grantor     Date of Acquisition      Description of Acquisition
          ---------------     -------------------      --------------------------



                                   EXHIBIT A-5

                                                      SUPPLEMENT TO SCHEDULE 4.5
                                                TO PLEDGE AND SECURITY AGREEMENT

         Additional Information:

         Name of Grantor             Description of Material Contract
         ---------------             --------------------------------



                                   EXHIBIT A-6

                                                      SUPPLEMENT TO SCHEDULE 4.6
                                                TO PLEDGE AND SECURITY AGREEMENT

         Additional Information:


         Name of Grantor             Description of Letters of Credit
         ---------------             --------------------------------


                                   EXHIBIT A-7

                                                      SUPPLEMENT TO SCHEDULE 4.7
                                                TO PLEDGE AND SECURITY AGREEMENT

         Additional Information:

         (A)      Copyrights

         (B)      Copyright Licenses

         (C)      Patents

         (D)      Patent Licenses

         (E)      Trademarks

         (F)      Trademark Licenses

         (G)      Trade Secret Licenses

         (H)      Intellectual Property Exceptions


                                   EXHIBIT A-8

                                                      SUPPLEMENT TO SCHEDULE 4.8
                                                TO PLEDGE AND SECURITY AGREEMENT

         Additional Information:

Name of Grantor                      Commercial Tort Claims
---------------                      ----------------------


                                   EXHIBIT A-9

                                                                       EXHIBIT B
                                                TO PLEDGE AND SECURITY AGREEMENT


                   UNCERTIFICATED SECURITIES CONTROL AGREEMENT


         This Uncertificated Securities Control Agreement (this "AGREEMENT") dated as of _______, 200_ by and [NAME OF PLEDGOR], a [STATE OF INCORPORATION] [Corporation] (the "PLEDGOR"), WELLS FARGO FOOTHILL, INC., in its capacity as collateral agent for the First Lien Claimholders (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the "FIRST LIEN COLLATERAL AGENT"), NATIONAL CITY BANK, in its capacity as collateral agent for the Second Lien Claimholders (as defined in the Intercreditor Agreement, including its successors and assigns from time to time, the "SECOND LIEN COLLATERAL Agent"; and together with the First Lien Collateral Agent, the "COLLATERAL AGENTS") and ____________, a ________corporation (the "ISSUER"). Capitalized terms used but not defined herein shall have the meaning assigned in the Intercreditor Agreement dated as of February 4, 2004, (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") among the Pledgor and the Collateral Agents. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1. PRIORITY OF LIEN. Pursuant to that certain Pledge and Security Agreement dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "FIRST LIEN SECURITY AGREEMENT"), among the Pledgor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Pledge and Security Agreement dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "SECOND LIEN SECURITY AGREEMENT"; and together with the First Lien Security Agreement, the "SECURITY AGREEMENTS"), among the Pledgor, the other grantors party thereto and the Second Lien Collateral Agent, the Pledgor has granted a security interest in all of the Pledgor's rights in the Pledged Shares referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Pledgor and the Issuer are entering into this Agreement to perfect each of the First Lien Collateral Agent and the Second Lien Collateral Agent's security interest in such Pledged Shares. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Lien Collateral Agent shall have a first priority security interest in such Pledged Shares and the Second Lien Collateral Agent shall have a second priority security interest in such Pledged Shares in accordance with the Intercreditor Agreement. The Issuer hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in such Pledged Shares and hereby acknowledges and consents to such liens.

         SECTION 2. REGISTERED OWNERSHIP OF SHARES. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer's [common] stock (the "PLEDGED SHARES") and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agents.

         SECTION 3. INSTRUCTIONS. If at any time the Issuer shall receive instructions originated by the First Lien Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such

                                   EXHIBIT B-1
instructions without further consent by the Pledgor or any other person. If at any time the Issuer shall receive instructions originated by the Second Lien Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person; provided that, prior to receipt by the Issuer of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto ("NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS"), in the event the Issuer receives conflicting instructions from the Collateral Agents, the Second Lien Collateral Agent hereby instructs the Issuer to comply with the instructions of the First Lien Collateral Agent. The Issuer may comply with instructions from the Pledgor until such time as either of the Collateral Agents may instruct the Issuer otherwise. If the Pledgor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the consent of the First Lien Collateral Agent or following the receipt by Issuer or a Notice of Termination of First Lien Obligations), if applicable, the Issuer shall follow the instructions issued by the applicable Collateral Agent.

         SECTION 4. ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer hereby represents and warrants to the Collateral Agents:

         (a) It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

         (b) It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agents purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 3 hereof.

         (c) Except for the claims and interest of the Collateral Agents and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agents and the Pledgor thereof.

         (d) This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

         SECTION 5. CHOICE OF LAW. This Agreement shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Issuer's jurisdiction (within the meaning of Section 8-110 of the UCC) and the Pledged Shares shall be governed by the laws of the State of New York.

         SECTION 6. CONFLICT WITH OTHER AGREEMENTS. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

         SECTION 7. VOTING RIGHTS. Until such time as the Collateral Agents shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares and shall have the right to receive all interest and cash dividends paid on the Pledged Shares.


                                   EXHIBIT B-2

         SECTION 8. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

         SECTION 9. INDEMNIFICATION OF ISSUER. The Pledgor and the Collateral Agents hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer's negligence, bad faith or willful misconduct and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer's negligence, bad faith or willful misconduct and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

         SECTION 10. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

                  Pledgor:              [CARMIKE CINEMAS, INC.]
                                        1301 First Avenue
                                        Columbus, GA 31901
                                        Attention: Martin A. Durant
                                        Telecopier: (706) 576-3433

         First Lien Collateral Agent:   WELLS FARGO FOOTHILL, INC.
                                        as First Lien Collateral Agent
                                        2450 Colorado Avenue, Suite 3000W
                                        Santa Monica, CA 90404
                                        Attention: Lisa Cooley
                                        Telecopier: 310-453-7442

         Second Lien Collateral Agent:  NATIONAL CITY BANK
                                        as Second Lien Collateral Agent
                                        629 Euclid Avenue #01 3028
                                        Cleveland, OH 44114
                                        Attention: Deborah Dombos
                                        Telecopier: 216-222-0192

                  Issuer:                        [INSERT ADDRESS]
                                                 Attention:
                                                 Telecopier:

         Any party may change its address for notices in the manner set forth above.


                                   EXHIBIT B-3

         SECTION 11. TERMINATION. The obligations of the Issuer to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interests of both Collateral Agents in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and each Collateral Agent has notified the Issuer of such termination in writing. The applicable Collateral Agent agrees to provide a notice of termination to the Issuer upon the request of the Pledgor on or after the termination of such Collateral Agent's security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

         SECTION 12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.



                                                 [NAME OF PLEDGOR]


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


                                                 WELLS FARGO FOOTHILL, INC.
                                                 as First Lien Collateral Agent


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


                                                 NATIONAL CITY BANK,
                                                 as Second Lien Collateral Agent


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:



                                   EXHIBIT B-4

                                                 [NAME OF ISSUER]


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:



                                   EXHIBIT B-5

                                                                       Exhibit A
                                  To Uncertificated Securities Control Agreement

                   [Letterhead of Wells Fargo Foothill, Inc.]

                 NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Name of Financial Institution]
[Address]

NATIONAL CITY BANK,
as Second Lien Collateral Agent
629 Euclid Avenue #01 3028
Cleveland, OH 44114

Attention:

Re: Uncertificated Securities Control Agreement dated as of _______, 200_ (as amended, restated, supplemented or otherwise modified from time to time, the "Control Agreement") by and among [NAME OF PLEDGOR], WELLS FARGO FOOTHILL, INC., as First Lien Collateral Agent (in such capacity, the "First Lien Collateral Agent"), NATIONAL CITY BANK, as Second Lien Collateral Agent (in such capacity, the "Second Lien Collateral Agent") and [NAME OF FINANCIAL INSTITUTION] re: Pledged Shares issued by [NAME OF ISSUER].

Ladies and Gentlemen:

         You are hereby notified that there has been a Discharge of First Lien Obligations.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.


                                                 Sincerely,

                                                 WELLS FARGO FOOTHILL, INC.,
                                                 as First Lien Collateral Agent

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:
Cc: [PLEDGOR]


                                  EXHIBIT B-A-1

                                                                       EXHIBIT C
                                                TO PLEDGE AND SECURITY AGREEMENT


                      SECURITIES ACCOUNT CONTROL AGREEMENT


         This Securities Account Control Agreement dated as of _______, 200__ (this "AGREEMENT") among [NAME OF DEBTOR], a [STATE OF INCORPORATION] [Corporation] (the "DEBTOR"), WELLS FARGO FOOTHILL, INC. in its capacity as collateral agent for the First Lien Claimholders (as defined in the Intercreditor Agreement referenced below, including its successors and assigns from time to time, the "FIRST LIEN COLLATERAL AGENT"), NATIONAL CITY BANK., in its capacity as collateral agent for the Second Lien Claimholders (as defined in the Intercreditor Agreement, including its successors and assigns from time to time, the "SECOND LIEN COLLATERAL AGENT"; and together with the First Lien Collateral Agent, the "COLLATERAL AGENTS") and [____________], in its capacity as a "securities intermediary" as defined in Section 8-102 of the UCC (in such capacity, the "SECURITIES INTERMEDIARY"). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Intercreditor Agreement, dated as of February 4, 2004, (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") among the Debtor and Collateral Agents. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1. PRIORITY OF LIEN. Pursuant to that certain Pledge and Security Agreement dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "FIRST LIEN SECURITY AGREEMENT"), among the Debtor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Pledge and Security Agreement dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "SECOND LIEN SECURITY AGREEMENT"; and together with the First Lien Security Agreement, the "SECURITY AGREEMENTS"), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a security interest in all of the Debtor's rights in the Securities Account referred to Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Securities Intermediary are entering into this Agreement to perfect each of the First Lien Collateral Agent and the Second Lien Collateral Agent's security interest in the Securities Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Collateral Agent shall have a first priority security interest in the Securities Account and the Second Collateral Agent shall have a second priority security interest in the Securities Account in accordance with the Intercreditor Agreement. The Securities Intermediary hereby acknowledges that it has received notice of the security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in the Securities Account and hereby acknowledges and consents to such liens.

         SECTION 2. ESTABLISHMENT OF SECURITIES ACCOUNT. The Securities Intermediary hereby confirms and agrees that:


                                   EXHIBIT C-1

         (a) The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" (such account and any successor account, the "SECURITIES ACCOUNT") and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto ("NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS"), the First Lien Collateral Agent, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations, the Second Lien Collateral Agent, and (iii) prior to delivery pursuant to Section 9(a) of a Notice of Sole Control in substantially the form set forth in Exhibit B attached hereto ("NOTICE OF SOLE CONTROL"), the Debtor; and

         (b) All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

         (c) All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

         (d) The Securities Account is a "securities account" within the meaning of Section 8-501 of the UCC.

         SECTION 3. "FINANCIAL ASSETS" ELECTION. The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

         SECTION 4. CONTROL OF THE SECURITIES ACCOUNT. If at any time the Securities Intermediary shall receive any order from the First Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If at any time the Securities Intermediary shall receive any order from the Second Lien Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person; provided that, prior to receipt by the Securities Intermediary of a Notice of Termination of First Lien Obligations, in the event the Securities Intermediary receives conflicting instructions from the Collateral Agents, the Second Lien Collateral Agent hereby instructs the Securities Intermediary to comply with the instructions of the First Lien Collateral Agent.. The Securities Intermediary shall comply with entitlement orders from the Debtor directing transfer or redemption of any financial asset relating to the Securities Account until such time as the Securities Intermediary has received a Notice of Sole Control delivered pursuant to Section 9(a). Until such time as the Securities Intermediary has received a Notice of Sole Control delivered under Section 9(a), the Securities Intermediary shall be entitled to distribute to the Debtor all income on the financial assets in the Securities Account. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the consent of the First Lien Collateral Agent or following the receipt by Financial


                                   EXHIBIT C-2

Institution of a Notice of Termination of First Lien Obligations), if applicable, the Securities Intermediary shall follow the orders issued by the applicable Collateral Agent.

         SECTION 5. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agents. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agents (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         SECTION 6. CHOICE OF LAW. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction (within the meaning of Section 8-304 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

         SECTION 7. CONFLICT WITH OTHER AGREEMENTS.

         (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

         (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

         (c) The Securities Intermediary hereby confirms and agrees that:

                  (i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

                  (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

                  (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 4 hereof.

         SECTION 8. ADVERSE CLAIMS. Except for the claims and interest of the Collateral Agents and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any "financial asset" (as defined in


                                   EXHIBIT C-3

Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agents and the Debtor thereof.

         SECTION 9. MAINTENANCE OF SECURITIES ACCOUNT. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 4 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

         (a) Notice of Sole Control. If at any time the First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be, delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the appropriate Collateral Agent, as provided herein.

         (b) Voting Rights. Until such time as the Securities Intermediary and the Debtor each receives a Notice of Sole Control pursuant to subsection (a) of this Section 9, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

         (c) Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the applicable Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account.

         (d) Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 13 of this Agreement.

         (e) Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

         SECTION 10. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary hereby makes the following representations, warranties and covenants:

         (a) The Securities Account has been established as set forth in Section 2 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

         (b) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

         SECTION 11 INDEMNIFICATION OF SECURITIES INTERMEDIARY. The Debtor and each Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's negligence, bad faith or willful misconduct and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the

                                   EXHIBIT C-4

Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary's negligence, bad faith or willful misconduct and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

         SECTION 12. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

         SECTION 13. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

                  Debtor:                [CARMIKE CINEMAS, INC.]
                                         1301 First Avenue
                                         Columbus, GA 31901
                                         Attention: Martin A. Durant
                                         Telecopier: (706) 576-3433

         First Lien Collateral Agent:    WELLS FARGO FOOTHILL, INC.
                  .                      as First Lien Collateral Agent
                                         2450 Colorado Avenue, Suite 3000W
                                         Santa Monica, CA 90404
                                         Attention: Lisa Cooley
                                         Telecopier: 310-453-7442


         Second Lien Collateral Agent:   NATIONAL CITY BANK
                                         as Second Lien Collateral Agent
                                         629 Euclid Avenue #01 3028
                                         Cleveland, OH 44114
                                         Attention: Deborah Dombos
                                         Telecopier: 216-222-0192


         Securities Intermediary:        [INSERT ADDRESS]
                                                     Attention:
                                                     Telecopier:

         Any party may change its address for notices in the manner set forth above.

         SECTION 14. TERMINATION. The obligations of the Securities Intermediary to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interests of


                                   EXHIBIT C-5
both Collateral Agents in the Securities Account have been terminated pursuant to the terms of the Security Agreements and the applicable Collateral Agent has notified the Securities Intermediary of such termination in writing. The applicable Collateral Agent agrees to provide a notice of termination to the Securities Intermediary upon the request of the Debtor on or after the termination of such Collateral Agent's security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

         SECTION 15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.


                                   EXHIBIT C-6

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                                 [DEBTOR]


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


                                                  WELLS FARGO FOOTHILL, INC.,
                                                  as First Lien Collateral Agent


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


                                                 NATIONAL CITY BANK,
                                                 as Second Lien Collateral Agent


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:


                                                 [NAME OF SECURITIES
                                                 INTERMEDIARY],
                                                 as Securities Intermediary


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:



                                   EXHIBIT C-7

                                                                       EXHIBIT A
                                         TO SECURITIES ACCOUNT CONTROL AGREEMENT

                 NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Name of Financial Institution]
[Address]


NATIONAL CITY BANK
629 Euclid Avenue #01 3028
Cleveland, OH 44114
Attn: Agent Services


Re: Securities Account Control Agreement dated as of_____, 200__ (as amended, restated, supplemented or otherwise modified from time to time, the "Control Agreement") by and among [NAME OF DEBTOR], NATIONAL CITY BANK, as First Lien Collateral Agent (in such capacity, the "First Lien Collateral Agent"), WELLS FARGO FOOTHILL, as Second Lien Collateral Agent (in such capacity, the "Second Lien Collateral Agent") and [NAME OF FINANCIAL INSTITUTION] re securities account number ________________ and all financial assets credited thereto.

Ladies and Gentlemen:

         You are hereby notified that there has been a Discharge of First Lien Obligations.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.


                                                  Sincerely,

                                                  WELLS FARGO FOOTHILL,
                                                  as First Lien Collateral Agent

                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:

                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:
Cc: [Debtor]


                                  EXHIBIT C-A-1

                                                                       EXHIBIT B
                                         TO SECURITIES ACCOUNT CONTROL AGREEMENT

                             NOTICE OF SOLE CONTROL

[NAME OF FINANCIAL INSTITUTION]
[ADDRESS]


Re: Securities Account Control Agreement dated as of ________, 200__ (as amended, restated, supplemented or otherwise modified from time to time, the "Control Agreement") by and among [NAME OF DEBTOR] (the "Debtor"), WELLS FARGO FOOTHILL, as First Lien Collateral Agent (in such capacity, the "First Lien Collateral Agent"), NATIONAL CITY BANK, as Second Lien Collateral Agent (in such capacity, the "Second Lien Collateral Agent") and [NAME OF FINANCIAL INSTITUTION] re securities account number ________________ (the "Securities Account") and all financial assets credited thereto.

Ladies and Gentlemen:

         Subject to the terms of the Control Agreement or until you are notified otherwise in writing by the undersigned, we hereby give you notice of our sole control over the Securities Account and all financial assets credited thereto. You are hereby instructed not to accept any entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                  We hereby confirm that a copy of this notice has been delivered by facsimile transmission to the Debtor.

                                         [WELLS FARGO FOOTHILL, INC.
                                         /NATIONAL CITY BANK]
                                         as [First/Second] Lien Collateral Agent


                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:
Cc: National City Bank
    [Debtor]



                                  EXHIBIT C-B-1

                                                                       EXHIBIT D
                                                TO PLEDGE AND SECURITY AGREEMENT


                        DEPOSIT ACCOUNT CONTROL AGREEMENT



         This DEPOSIT ACCOUNT CONTROL AGREEMENT (this "AGREEMENT"), dated as of [__], 2004, and entered into by and among [NAME OF DEBTOR], a [STATE OF INCORPORATION] [Corporation] (the "DEBTOR"), and WELLS FARGO FOOTHILL, INC., in its capacity as collateral agent for the First Lien Obligations, including its successors and assigns from time to time (the "FIRST LIEN COLLATERAL AGENT"), and NATIONAL CITY BANK, in its capacity as collateral agent for the Second Lien Obligations, including its successors and assigns from time to time (the "SECOND LIEN COLLATERAL AGENT"; and together with the First Lien Collateral Agent, the "COLLATERAL AGENTS") and [ ], in its capacity as a "bank" as defined in Section 9-102 of the UCC (in such capacity, the "FINANCIAL INSTITUTION"). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Intercreditor Agreement, dated as of February 4, 2004, (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT") among Debtor and Collateral Agents. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

         SECTION 1. PRIORITY OF LIEN. Pursuant to that certain Pledge and Security Agreement dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "FIRST LIEN SECURITY AGREEMENT"), among the Debtor, the other grantors party thereto and the First Lien Collateral Agent, and that certain Pledge and Security Agreement dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "SECOND LIEN SECURITY AGREEMENT"; and together with the First Lien Security Agreement, the "PLEDGE AND SECURITY AGREEMENTS"), among the Debtor, the other grantors party thereto and the Second Lien Collateral Agent, the Debtor has granted a security interest in all of the Debtor's rights in the Deposit Account referred to in Section 2 below to each of the First Lien Collateral Agent and the Second Lien Collateral Agent, respectively. The First Lien Collateral Agent and Second Lien Collateral Agent, the Debtor and the Financial Institution are entering into this Agreement to perfect each of the First Lien Collateral Agent's and the Second Lien Collateral Agent's security interest in the Deposit Account. As between the First Lien Collateral Agent and the Second Lien Collateral Agent, the First Collateral Agent shall have a first priority security interest in the Deposit Account and the Second Collateral Agent shall have a second priority security interest in the Deposit Account (which relationship between the Collateral Agents is set forth in the Intercreditor Agreement). The Financial Institution hereby acknowledges that it has received notice of the respective security interests of the First Lien Collateral Agent and the Second Lien Collateral Agent in the Deposit Account and hereby acknowledges and consents to such liens.

         SECTION 2. ESTABLISHMENT OF DEPOSIT ACCOUNT. The Financial Institution hereby confirms and agrees that:

         (a) The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name "[IDENTIFY EXACT TITLE OF ACCOUNT]" (such account and


                                   EXHIBIT D-1
any successor account, the "DEPOSIT ACCOUNT") and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of (i) prior to delivery of a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto ("NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS"), the First Lien Collateral Agent, (ii) subsequent to delivery of a Notice of Termination of First Lien Obligations, the Second Lien Collateral Agent, (iii) prior to delivery pursuant to Section 8(a) of a Notice of Sole Control in substantially the form set forth in Exhibit B hereto ("NOTICE OF SOLE CONTROL"), the Debtor; and

         (b) The Deposit Account is a "deposit account" within the meaning of
Section 9-102(a)(29) of the UCC.

         SECTION 3. CONTROL OF THE DEPOSIT ACCOUNT. If at any time the Financial Institution receives any instructions originated by the First Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. If at any time the Financial Institution shall receive any instructions originated by the Second Lien Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person; provided that, prior to receipt by the Financial Institution of a Notice of Termination of First Lien Obligations, in the event the Financial Institution receives conflicting instructions from the Collateral Agents, the Second Lien Collateral Agent hereby instructs the Financial Institution to comply with the instructions of the First Lien Collateral Agent. The Financial Institution shall comply with instructions from the Debtor directing the disposition of funds in the Deposit Account until such time as the Financial Institution has received a Notice of Sole Control delivered pursuant to Section 8(a). If the Debtor is otherwise entitled to issue instructions directing the disposition of funds in the Deposit Account and such instructions conflict with any instructions issued by the First Lien Collateral Agent or the Second Lien Collateral Agent (either with the consent of the First Lien Collateral Agent or following the receipt by Financial Institution of a Notice of Termination of First Lien Obligations), if applicable, the Financial Institution shall follow the instructions issued by the applicable Collateral Agent.

         SECTION 4. SUBORDINATION OF LIEN; WAIVER OF SET-OFF. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agents. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agents (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

         SECTION 5. CHOICE OF LAW. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution's jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

                                   EXHIBIT D-2

         SECTION 6. CONFLICT WITH OTHER AGREEMENTS.

         (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

         (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

         (c) The Financial Institution hereby confirms and agrees that:

                  (i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account;

                  (ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC; and

                  (iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or either Collateral Agent purporting to limit or condition the obligation of the Financial Institution to comply with instructions orders as set forth in Section 3 hereof.

         SECTION 7. ADVERSE CLAIMS. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agents and the Debtor thereof.

         SECTION 8. MAINTENANCE OF DEPOSIT ACCOUNT. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 3 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

         (a) Notice of Sole Control. If at any time the First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be, delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit B hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the appropriate Collateral Agent, as provided herein.

         (b) Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agents at the address for each set forth in Section 12 of this Agreement; and

         (c) Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

         SECTION 9. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FINANCIAL INSTITUTION. The Financial Institution hereby makes the following representations, warranties and covenants:


                                   EXHIBIT D-3

         (a) The Deposit Account has been established as set forth in Section 2 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

         (b) This Agreement is the valid and legally binding obligation of the Financial Institution.

         SECTION 10. INDEMNIFICATION OF FINANCIAL INSTITUTION. The Debtor and the Collateral Agents hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agents arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution's negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution's negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

         SECTION 11. SUCCESSORS; ASSIGNMENT. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. Each Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

         SECTION 12 NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

                  Debtor:                   [CARMIKE CINEMAS, INC.]
                                            1301 First Avenue
                                            Columbus, GA 31901
                                            Attention: Martin A. Durant
                                            Telecopier: (706) 576-3433


                                   EXHIBIT D-4

         First Lien Collateral Agent:     WELLS FARGO FOOTHILL, INC.
                                          as First Lien Collateral Agent
                                          2450 Colorado Avenue, Suite 3000W
                                          Santa Monica, CA 90404
                                          Attention: Lisa Cooley
                                          Telecopier: 310-453-7442

         Second Lien Collateral Agent:    NATIONAL CITY BANK
                                          as Second Lien Collateral Agent
                                          629 Euclid Avenue #01 3028
                                          Cleveland, OH 44114
                                          Attention: Deborah Dombos
                                          Telecopier: 216-222-0192


         Financial Institution:           [INSERT ADDRESS]
                                               Attention:
                                               Telecopier:

         Any party may change its address for notices in the manner set forth above.

         SECTION 13. TERMINATION. The obligations of the Financial Institution to the Collateral Agents pursuant to this Agreement shall continue in effect until the security interests of both Collateral Agents in the Deposit Account have been terminated pursuant to the terms of the Pledge and Security Agreements and the applicable Collateral Agent has notified the Financial Institution of such termination in writing. The applicable Collateral Agent agrees to provide a notice of termination to the Financial Institution upon the request of the Debtor on or after the termination of such Collateral Agent's security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.



[Remainder of page intentionally left blank]





                                   EXHIBIT D-5

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.


                                            [DEBTOR]


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            WELLS FARGO FOOTHILL, INC., as First
                                            Lien Collateral Agent


                                            By:
                                               ---------------------------------
                                                       Authorized Signatory


                                            NATIONAL CITY BANK, as Second Lien
                                            Collateral Agent


                                            By:
                                               ---------------------------------
                                                       Authorized Signatory


                                           [NAME OF FINANCIAL INSTITUTION],
                                           as Financial Institution


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                   EXHIBIT D-6

                                                                       EXHIBIT A
                                            TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                 [Letterhead of the First Lien Collateral Agent]

                 NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

[Name of Financial Institution]
[Address]

NATIONAL CITY BANK,
as Second Lien Collateral Agent
629 Euclid Avenue #01 3028
Cleveland, OH 44114 Attention:

Re: Deposit Account Control Agreement dated as of February __, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Control Agreement") by and among [NAME OF DEBTOR], WELLS FARGO FOOTHILL, INC., as First Lien Collateral Agent (in such capacity, the "First Lien Collateral Agent"), NATIONAL CITY BANK, as Second Lien Collateral Agent (in such capacity, the "Second Lien Collateral Agent") and [NAME OF FINANCIAL INSTITUTION] re deposit account number ________________ in the name of ____________.

Ladies and Gentlemen:

         You are hereby notified that there has been a Discharge of First Lien Obligations.

         Capitalized terms used but not defined herein shall have the meanings set forth in the Control Agreement.


                                                  Sincerely,

                                                     WELLS FARGO FOOTHILL, INC.,
                                                  as First Lien Collateral Agent

                                                  By:
                                                     ---------------------------
                                                        Name:
                                                        Title:


                                                  By:
                                                     ---------------------------
                                                        Name:
                                                        Title:


Cc: [Debtor]


                                  EXHIBIT D-A-1

                                                                       EXHIBIT B
                                            TO DEPOSIT ACCOUNT CONTROL AGREEMENT

                             NOTICE OF SOLE CONTROL

[NAME OF FINANCIAL INSTITUTION]
[ADDRESS]


Re: Deposit Account Control Agreement dated as of February __, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Control Agreement") by and among [NAME OF DEBTOR] (the "Debtor"), WELLS FARGO FOOTHILL, INC., as First Lien Collateral Agent (in such capacity, the "First Lien Collateral Agent"), NATIONAL CITY BANK, as Second Lien Collateral Agent (in such capacity, the "Second Lien Collateral Agent") and [NAME OF FINANCIAL INSTITUTION] re deposit account number ________________ and the funds credited thereto.

Ladies and Gentlemen:

         Subject to the terms of the Control Agreement or until you are notified otherwise in writing by the undersigned, we hereby give you notice of our sole control over the Deposit Account and the funds credited thereto. You are hereby instructed not to accept any direction or instructions with respect to the Deposit Account or the funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                  We hereby confirm that a copy of this notice has been delivered by facsimile transmission to the Debtor.

                                         [WELLS FARGO FOOTHILL, INC./NATIONAL
                                         CITY BANK],
                                         as [First/Second] Lien Collateral Agent

                                         By:
                                            ------------------------------------
                                               Name:
                                               Title:

                                         By:
                                            ------------------------------------
                                               Name:
                                               Title:

Cc: National City Bank
       [Debtor]




                                  EXHIBIT D-B-1

                                                                    EXHIBIT J TO
                                                     FIRST LIEN CREDIT AGREEMENT

Prepared By, Recording Requested By,
and After Recording Return To:

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attn: Marc P. Hanrahan, Esq.

             MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, AND SECURITY
                                    AGREEMENT

                                    ([STATE])

                                   by and from

                      [CARMIKE CINEMAS, INC.], "MORTGAGOR",

                                       to

          WELLS FARGO FOOTHILL, INC., AS COLLATERAL AGENT, "MORTGAGEE"

                          DATED AS OF FEBRUARY 4, 2004

         THE SECURED PARTY (MORTGAGEE) DESIRES THIS FIXTURE FILING TO BE
               INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE
                                DESCRIBED HEREIN

                                  EXHIBIT J-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, AND SECURITY AGREEMENT (this "Instrument") is made and entered into as of this 4th day of February, 2004, by [CARMIKE CINEMAS, INC., a Delaware corporation ("Mortgagor"), having an address of 1301 First Avenue, Columbus, Georgia 31901-2109], in favor of WELLS FARGO FOOTHILL, INC., as Collateral Agent in such capacity ("Collateral Agent") for the benefit of lenders ("Lenders") from time to time parties to the Credit Agreement (as hereinafter defined) and all successor Collateral Agents, and assigns, in such capacity ("Mortgagee"), having an address of 2450 Colorado Avenue, Suite 3000W, Santa Monica, California 90404.

                              W I T N E S S E T H:

         WHEREAS, Mortgagor is the owner of a fee simple interest in the real property described on Exhibit A attached hereto and incorporated herein by reference;

         WHEREAS, Mortgagor, Mortgagee, the Lenders and certain other parties have entered into that certain Credit and Guaranty Agreement dated as of February 4, 2004 (as the same may be amended, supplemented, restated or otherwise modified from time to time, including, but not limited to, any extension, refinancing, replacement, increase or other restructuring thereof, the "Credit Agreement") (all capitalized terms used herein and not otherwise defined shall have the same meanings given to such terms in the Credit Agreement);

         WHEREAS, pursuant to a Second Priority Credit and Guaranty Agreement, dated as of the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time, including, but not limited to, any extension, refinancing, replacement, increase or other restructuring thereof, the "Second Priority Credit Agreement"), Mortgagor has requested and National City Bank (in its capacity as administrative agent and collateral agent for the lenders party thereto (the "Junior Lenders"), the "Second Priority Mortgagee"), and the Junior Lenders have agreed to provide a second priority secured term loan facility to Mortgagor;

         WHEREAS, as a condition to the execution of the Second Priority Credit Agreement, the Junior Lenders require and Mortgagor has agreed to grant the Second Priority Mortgagee, a second priority Lien on the Secured Property (as hereinafter defined), pursuant to the terms of a separate mortgage to be recorded immediately following the recordation of this Instrument, which Lien shall at all times be subject and subordinate to the First Priority Lien granted to Mortgagee pursuant to this Instrument;

         WHEREAS, in order to induce Lenders to consent to Mortgagor entering into the Second Priority Credit Agreement and to induce Lenders to extend credit and other financial accommodations and lend monies to or for the benefit of Mortgagor, and its subsidiaries, the Second Priority Mortgagee, on behalf of the Junior Lenders, has agreed to the subordination, intercreditor and other provisions set forth in the Intercreditor Agreement, dated the date hereof (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Intercreditor Agreement");

         WHEREAS, Mortgagor intends these Recitals to be a material part of this Instrument; and

         WHEREAS, Mortgagee has required the execution of this Instrument as a condition to the Loan.

         NOW, THEREFORE, Mortgagor, in consideration of the Secured Indebtedness herein recited and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, irrevocably grants, mortgages, remises, aliens, assigns, and conveys to Mortgagee and Mortgagee's successors and assigns, subject to the further terms of this Instrument, all of the Mortgagor's right, title, and interest (thereunder or otherwise) in and to the following (all of the following being hereinafter referred to as the "Secured Property"):

                                  EXHIBIT J-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         ALL THOSE TRACTS OR PARCELS OF LAND being more particularly described in Exhibit A attached hereto; together with all right, title, and interest of Mortgagor, including any after-acquired title or reversion, in and to the rights-of-ways, streets, and alleys adjacent thereto, all easements, and licenses, appertaining thereto, all strips and gores of land adjacent thereto, all vaults, sewers, sewer rights, waters, water courses, water rights and powers, pumps, pumping plants, pipes, flumes, and ditches appertaining thereto, all oil, gas, and other minerals located thereunder, all shrubs, crops, trees, timber and other emblements now or hereafter located thereon, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating to, or appertaining to any of the foregoing (collectively hereinafter referred to as the "Land");

         TOGETHER WITH all fixtures, buildings, structures, parking areas, landscaping, and other improvements of every nature now or hereafter situated, erected, or placed on the Land and all appurtenances and additions thereto and substitutions or replacements thereof, including, but not limited to, all building materials, screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator plants, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, and fittings (collectively hereinafter referred to as the "Improvements");

         TOGETHER WITH all right, title and interest of Mortgagor in and to all policies of insurance and all condemnation proceeds, which in any way now or hereafter belong, relate, or appertain to the Land, or the Improvements, or any part thereof;

         TOGETHER WITH all present and future leases, tenancies, occupancies, and licenses, and guaranties thereof, whether written or oral ("Leases"), of the Land or the Improvements or any part thereof, and all income, rents, accounts receivable, issues, royalties, profits, revenues, security deposits, and other benefits of the Land or the Improvements, from time to time accruing, (hereinafter collectively referred to as the "Revenues");

         TOGETHER WITH all proceeds, products, substitutions, and accessions of the foregoing of every type.

         TO HAVE AND TO HOLD the Secured Property and all parts, rights, members, and appurtenances thereof, in fee simple, unto Mortgagee and its successors and assigns forever.

         THIS INSTRUMENT is given to secure the following obligations (collectively, the "Secured Indebtedness") in such order of priority as may be determined pursuant to the Credit Agreement:

         (i) all obligations and liabilities of every nature of Mortgagor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Credit Documents;

         (ii) all obligations and liabilities of every nature of the Guarantors now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Credit Documents to which it may become a party;

         (iii) any and all future advances made pursuant to the Credit Agreement by the Lenders to or for the benefit of Mortgagor or any Guarantor, direct or indirect, together with interest, fees, costs, and other amounts hereafter arising;

         (iv) the full and prompt payment and performance of any and all other "Obligations" (as defined in the Credit Agreement) and covenants of Mortgagor and Guarantors to Mortgagee and the Lenders under the terms of any other agreements, assignments or other instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Credit Agreement, including, without limitation, any assignment of rents and leases given by Mortgagor or any Guarantor to Mortgagee;

                                   EXHIBIT J-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         (v) any and all additional advances made by the Lenders to protect or preserve the Secured Property or the lien hereof on the Secured Property, or to pay taxes, to pay premiums on insurance on the Secured Property or to repair or maintain the Secured Property, or to complete improvements on the Secured Property (whether or not the original Mortgagor remains the owner of the Secured Property at the time of such advances and whether or not the original Lenders remain the owner of the Secured Indebtedness and this Instrument); and

         (vi) any and all expenses incident to the collection of the Secured Indebtedness and the foreclosure hereof by action in any court or by exercise of the power of sale herein contained, including, without limitation, reasonable attorneys' fees and costs of collection actually incurred.

Pursuant to the Credit Agreement, the Lenders have agreed to provide Mortgagor with a revolving credit facility which permits Mortgagor to borrow certain principal amounts, repay all or a portion of such principal amounts, and reborrow the amounts previously paid to the Lenders, all upon satisfaction of certain conditions stated in the Credit Agreement. The amount of such revolving credit facility may increase or decrease from time to time as the Lenders advance, Mortgagor repays, and the Lenders re-advance sums on account of the revolving credit, all as more fully described in the Credit Agreement. The term "Secured Indebtedness" includes without limitation all advances and re-advances under the revolving credit feature of the Credit Agreement.

[THIS INSTRUMENT SHALL CONTINUE TO SECURE THE ENTIRE SECURED INDEBTEDNESS UP TO A MAXIMUM PRINCIPAL AMOUNT OF FIFTY MILLION DOLLARS ($50,000,000) UNTIL THE ENTIRE SECURED INDEBTEDNESS IS PAID IN FULL.]

         THIS INSTRUMENT is given for the purpose of creating a lien on real property in order to secure future advances under the Credit Agreement, whether such advances are obligatory or to be made at the option of the Lenders, or otherwise, and whether made before or after default or maturity or other similar events, to the same extent as if such future advances were made on the date of the execution hereof, even if no advance was made at the time of such execution. The lien of this Instrument, as to third persons, with or without actual knowledge hereof, shall be valid as to all such indebtedness and such future advances, from the date of recordation of this Instrument, shall have priority.

         THIS INSTRUMENT shall be voided only upon (i) the complete repayment and satisfaction of all Secured Indebtedness and (ii) the termination of the Credit Agreement pursuant to the terms thereof or the written agreement of the Lenders and Mortgagor.

         All the personal property which comprises a part of the Secured Property shall, as far as permitted by law, be deemed to be affixed to the aforesaid Land and conveyed therewith. To the extent any portion of the Secured Property is not or may not be deemed to be affixed to the Land, this Instrument shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Mortgagee. In that regard, to secure the Secured Indebtedness the Mortgagor grants to the Mortgagee such a security interest with all of the rights and remedies of a secured party under the Uniform Commercial Code of the State in which the Land is located ("Uniform Commercial Code").

         Mortgagor further covenants and agrees with Mortgagee as follows:

                                   ARTICLE 1

                             Covenants of Mortgagor

         Section 1.1 Title to the Secured Property. Mortgagor warrants that: (i) it has title to the Secured Property in fee simple subject only to such encumbrances approved and permitted by Mortgagee in Schedule B, Section 2 of the Commitment for Title Insurance issued by Commonwealth Land Title Insurance Company with

                                   EXHIBIT J-4

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
respect to the Secured Property (the "Permitted Encumbrances"); (ii) it has full power and lawful authority to encumber the Secured Property in the manner and form herein set forth; (iii) it owns or will own all Improvements; (iv) this Instrument creates a valid and enforceable security title, security interest, and lien on the Secured Property; and (v) it will preserve such title, and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

         Section 1.2 Maintenance of the Secured Property. Except as permitted by the Credit Agreement, Mortgagor shall maintain the Secured Property in good repair (normal wear and tear excepted) and shall comply with the requirements of any governmental authority claiming jurisdiction over the Secured Property. Mortgagor shall not, without the prior written consent of Mortgagee, threaten, commit, permit, or suffer to occur any waste, material alteration, demolition, or removal of the Secured Property or any part thereof, except as permitted by the Credit Agreement.

         Section 1.3 Insurance; Restoration. Mortgagor shall maintain insurance with respect to the Secured Property in accordance with the requirements set forth in the Credit Agreement, with Mortgagee named as loss payee and additional insured. All proceeds of insurance policies maintained hereunder shall be applied in accordance with the terms of the Credit Agreement.

         Section 1.4 Taxes and Other Charges. Except as otherwise provided by the Credit Agreement, including, without limitation, Mortgagor's right to contest charges, taxes and claims contained in Section 5.3 of the Credit Agreement, Mortgagor shall pay and discharge prior to the delinquency date thereof all taxes of every kind and nature, all water charges, sewer rents and assessments, levies, permits, inspection and license fees, and all other charges imposed upon or assessed against the Secured Property or any part thereof or upon the revenues, rents, issues, income, and profits of the Secured Property and, unless Mortgagor is making monthly deposits with Mortgagee in accordance with Section 1.11 hereof, Mortgagor shall exhibit to Mortgagee validated receipts (or other commercially reasonable evidence of payment) showing the payment of such taxes, assessments, water charges, sewer rents, levies, fees, and other charges which may be or become a lien on the Secured Property within ten (10) days after Mortgagee's request therefor. Should Mortgagor default in the payment of any of the foregoing taxes, assessments, water charges, sewer rents, or other charges, Mortgagee may, but shall not be obligated to, pay the same or any part thereof, and amounts so paid shall be secured by this Instrument, and Mortgagor shall, on demand, reimburse Mortgagee for all amounts so paid.

         Section 1.5 Mechanics' and Other Liens. Except as otherwise provided by the Credit Agreement, Mortgagor shall pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien or claim of lien on the Secured Property or any part thereof and, in general, Mortgagor shall do, or cause to be done, at the cost of Mortgagor and without expense to Mortgagee, everything necessary to fully preserve the lien of this Instrument. In the event Mortgagor fails to make payment of such claims and demands, Mortgagee may, but shall not be obligated to, make payment thereof, and all sums so expended shall be secured by this Instrument, and Mortgagor shall, on demand, reimburse Mortgagee for all sums so expended.

         Section 1.6 Condemnation Awards. Mortgagor, immediately upon written notice of the institution of any proceedings for the condemnation of the Secured Property or any portion thereof, will notify Mortgagee of the pendency of such proceedings. Mortgagee may participate in any such proceedings and Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit such participation. All awards and compensation for condemnation or other taking or purchase in lieu thereof, of the Secured Property or any part thereof, are hereby assigned to and shall be paid to Mortgagee. Mortgagor hereby authorizes Mortgagee to collect and receive such awards and compensation; and, to give proper receipts and acquittances therefor. All such awards and compensation shall be applied in the same manner as provided in the Credit Agreement relating to insurance proceeds. Mortgagor, upon request by Mortgagee, shall make, execute, and deliver any and all instruments requested for the purpose of confirming the assignment of the

                                   EXHIBIT J-5

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
aforesaid awards and compensation to Mortgagee free and clear of any liens, charges, or encumbrances of any kind or nature whatsoever.

         Section 1.7 Costs of Defending and Upholding the Lien. If any action or proceeding is commenced to which action or proceeding Mortgagee is made a party or in which it becomes necessary for Mortgagee to defend or uphold the lien of this Instrument, Mortgagor shall, on demand, reimburse Mortgagee for all reasonable expenses (including, without limitation, reasonable attorneys' fees and appellate attorneys' fees) actually incurred by Mortgagee in any such action or proceeding and all such expenses shall be secured by this Instrument. In any action or proceeding to foreclose this Instrument or to recover or collect the Secured Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant, provided that any such recovery shall not exceed Mortgagee's reasonable, actual out-of-pocket fees and expenses.

         Section 1.8 Additional Advances and Disbursements. Mortgagor shall pay when due all payments and charges on all mortgages, deeds of trust, deeds to secure debt, security agreements, liens, encumbrances, ground and other leases, and security interests which may be or become superior or inferior to the lien of this Instrument, and in default thereof, Mortgagee shall have the right, but shall not be obligated, to pay, without notice to Mortgagor, such payments and charges, and Mortgagor shall, on demand, reimburse Mortgagee for amounts so paid. In addition, upon default of Mortgagor in the performance of any other terms, covenants, conditions, or obligations by it to be performed under any such prior or subordinate lien, encumbrance, lease, or security interest, Mortgagee shall have the right, but shall not be obligated, to cure such default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee pursuant to this Section 1.8 or as otherwise provided under the terms and provisions of this Instrument or under applicable law shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the "Default Rate" as provided in the Credit Agreement (herein called the "Default Rate").

         Section 1.9 Costs of Enforcement. Mortgagor agrees to bear and pay all expenses (including reasonable attorneys' fees and all costs of collection) of or incidental to the perfection and enforcement of any provision hereof, or the enforcement, compromise, or settlement of this Instrument or the Secured Indebtedness, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise. All rights and remedies of Mortgagee shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary, Mortgagor: (a) will not (i) at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Secured Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Instrument, nor (ii) claim, take, or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Secured Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment, or order of any court of competent jurisdiction, nor (iii) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (b) hereby expressly waives all benefit or advantage of any such law or laws; and (c) covenants not to hinder, delay, or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Secured Property marshaled upon any foreclosure hereof.

         Section 1.10 Intangible and Other Taxes. Mortgagor shall pay any and all taxes, charges, filing, registration and recording fees, excises, and levies imposed upon Mortgagee by reason of its ownership of this Instrument and the other Credit Documents, or by reason of the recording or filing thereof, or any security instrument supplemental hereto, any security instrument or Uniform Commercial Code financing statement with respect to any fixtures or personal property owned by Mortgagor at the Secured Property and any instrument of

                                  EXHIBIT J-6

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
further assurance (other than income, franchise and doing business taxes), and shall pay all stamp or intangible taxes and other taxes required to be paid on any of the Credit Documents. In the event Mortgagor fails to make such payment after demand by Mortgagee then Mortgagee shall have the right, but shall not be obligated, to pay the amount due, and Mortgagor shall, on demand, reimburse Mortgagee for said amount, and until so paid said amount shall become part of the Secured Indebtedness. The provisions of this Section shall survive the repayment of the Secured Indebtedness.

         Section 1.11 Escrow Deposits. At Mortgagee's request at any time after an Event of Default (as hereinafter defined) has occurred, Mortgagor shall deposit with Mortgagee, monthly, one twelfth (1/12th) of the insurance premiums and real estate taxes, assessments, water, sewer, and other charges which might become a lien upon the Secured Property. In addition, if required by Mortgagee at any time after an Event of Default has occurred, Mortgagor shall simultaneously therewith deposit with Mortgagee a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are deemed delinquent. Should said charges not be ascertainable at the time any deposit is required to be made with Mortgagee, the deposit shall be made on the basis of the charges for the prior year, and when the charges are fixed for the then current year, Mortgagor shall deposit any deficiency with Mortgagee. All funds so deposited with Mortgagee shall be held by it without interest, may be commingled by Mortgagee with its general funds and shall be applied in payment of the charges aforementioned when and as payable, to the extent Mortgagee shall have such funds on hand. If deposits are being made with Mortgagee, Mortgagor shall furnish Mortgagee with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen (15) days prior to the date on which the charges first become payable. In the event Mortgagor fails to pay any such amount, Mortgagee may, but shall not be obligated to, make payment thereof, and Mortgagor shall, on demand, reimburse Mortgagee for all sums so expended, and until Mortgagee has been so reimbursed, such amount shall be added to the Secured Indebtedness.

         Section 1.12 TRANSFER OF THE SECURED PROPERTY. EXCEPT AS PERMITTED BY THE CREDIT AGREEMENT, MORTGAGOR SHALL NOT SELL, TRANSFER, PLEDGE, ENCUMBER, CREATE A SECURITY INTEREST IN, OR OTHERWISE HYPOTHECATE, ALL OR ANY PORTION OF THE SECURED PROPERTY, OR ANY ASSETS INCLUDED THEREIN, WITHOUT THE PRIOR WRITTEN CONSENT OF MORTGAGEE. THE CONSENT BY MORTGAGEE TO ANY SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST IN, OR OTHER HYPOTHECATION OF, ANY PORTION OF THE SECURED PROPERTY SHALL NOT BE DEEMED TO CONSTITUTE A NOVATION OR A CONSENT TO ANY FURTHER SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST IN OR OTHER HYPOTHECATION, OR TO WAIVE THE RIGHT OF MORTGAGEE, AT ITS OPTION, TO DECLARE THE SECURED INDEBTEDNESS IMMEDIATELY DUE AND PAYABLE, WITHOUT NOTICE TO MORTGAGOR OR ANY OTHER PERSON OR ENTITY, UPON ANY SUCH SALE, TRANSFER, PLEDGE, ENCUMBRANCE, CREATION OF A SECURITY INTEREST OR OTHER HYPOTHECATION TO WHICH MORTGAGEE SHALL NOT HAVE CONSENTED.

         Section 1.13 Leases, Contracts, Etc. In addition to, and cumulatively with, all assignments, rights, and remedies granted by Mortgagor to Mortgagee in any assignment of leases and rents now or hereafter executed by Mortgagor to Mortgagee in respect of the Secured Property, Mortgagor hereby further agrees as follows:

                  (a) Mortgagor does hereby assign to Mortgagee, the Leases and Revenues (reserving only to Mortgagor the right to collect currently due and payable Revenues so long as no Event of Default has occurred and is continuing hereunder), and Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be requested by Mortgagee further to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed to impose upon Mortgagee any obligation with respect to any Lease

                                   EXHIBIT J-7

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

(including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any law of any applicable state in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Instrument and shall have been barred and foreclosed thereby of all right, title, and interest and equity of redemption in the Secured Property). Mortgagor shall not cancel or permit the cancellation of any Lease, or materially modify or amend any Lease affecting the Secured Property, or accept, or permit to be made, any prepayment of any installment of rent or fees thereunder (except for security deposits and the usual prepayment of rent which results from the acceptance by a landlord on the first day of each month of the rent for that month). Mortgagor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in each of said instruments, now or hereafter existing, on the part of Mortgagor to be kept and performed and shall at all times do all things reasonably necessary to compel performance by each other party to said instruments of all obligations, covenants and agreements by such other party to be performed thereunder.

                  (b) Mortgagor shall not execute an assignment of the Leases or Revenues, or any part thereof unless Mortgagee shall first consent to such assignment and unless such assignment shall expressly provide that it is subordinate to the collateral assignment contained in this Instrument and any collateral assignment executed pursuant hereto or concerning the Secured Indebtedness.

                  (c)      Mortgagor shall furnish to Mortgagee, within twenty
(20) days after a written request by Mortgagee to do so, a sworn statement setting forth the names of all lessees and tenants of the Secured Property, the terms of their respective Leases, the space occupied, and the rentals payable thereunder, and stating to Mortgagor's best knowledge whether any material defaults, off-sets or defenses exist in connection with any of said Leases. Any and all Leases, entered into after the date of this Instrument shall provide for giving by the lessees or tenants thereunder of certificates with respect to the status of such Leases and Mortgagor shall exercise Mortgagor's right to request such certificates promptly upon any demand therefor by Mortgagee. Mortgagor shall provide Mortgagee with a copy of any written notice of default received by it from any tenant under any Lease.

                  (d) Mortgagee shall have the absolute and continuing right, at all times hereafter, to review and approve any and all Leases and any other contracts, licenses or permits which, pursuant to their operation and effect, will (or are reasonably likely to) affect, the Secured Property, or any part thereof, and any and all modifications to existing agreements, licenses, and permits which are proposed to be entered into subsequent to the date of this Instrument prior to their execution and delivery by Mortgagor. Without limiting the generality of the foregoing, and in any event, each such Lease, shall contain a provision that the rights of the parties thereunder are expressly subordinate to all of the rights and title of Mortgagee under this Instrument.

         Section 1.14 Estoppel Certificates. Mortgagor, within twenty (20) days after receipt of written request, shall furnish to Mortgagee a written statement, duly acknowledged, setting forth to its knowledge the amount due under this Instrument, the terms of payment and maturity date related to all amounts advanced pursuant to or outstanding under the Credit Agreement, the date to which interest has been paid, whether any offsets or defenses exist against the Secured Indebtedness and, if any are alleged to exist, the nature thereof shall be set forth in detail.

         Section 1.15 Security Deposits. To the extent required by law or, after an Event of Default has occurred and during its continuance, if required by Mortgagee, all security deposits of tenants of the Secured Property shall be treated as trust funds not to be commingled with any other funds of Mortgagor. Within twenty (20) days after request by Mortgagee, Mortgagor shall furnish satisfactory evidence of compliance with this Section 1.15, as necessary, together with a statement of all security deposits deposited by the tenants and copies of all Leases not theretofore delivered to Mortgagee, certified by Mortgagor.

         Section 1.16 Indemnity. Mortgagor shall indemnify and hold Mortgagee harmless from and against any and all suits, actions, claims, proceedings (including third party proceedings), damages, losses,

                                   EXHIBIT J-8

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
liabilities, and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by or asserted against Mortgagee as the result of its having made loans and advances to Mortgagor, including, but not limited to, claims for brokerage commissions or finder's fees for arranging such loans and advances, claims of persons claiming mechanics' or similar liens, claims of tenants of the Secured Property, claims for recording taxes, filing fees, transfer taxes and similar claims relating to this Instrument, claims for the actual or threatened release of any "Hazardous Materials" (as defined in the Credit Agreement) from, on, under, or to any of the Secured Property (occurring or arising from events occurring prior to the cancellation of or sale under this Instrument) or the violation by Mortgagor of any law or regulation related to the manufacture, handling, treatment, storage, or disposal of any Hazardous Materials. The foregoing indemnities shall survive full payment of the Secured Indebtedness, the foreclosure of this Instrument, any transfer of the Secured Property, and any and all other events relating to the foregoing.

                                   ARTICLE 2

                              Default and Remedies

         Section 2.1 Events of Default. The occurrence of an "Event of Default" (as that term is defined in the Credit Agreement) under the Credit Agreement or a default with respect to any of Mortgagor's covenants, representations, or warranties given herein which remains unremedied for twenty (20) days or more after notice from Mortgagee, subject to any limitations in the Credit Agreement on the right of the Mortgagor to receive notices of default and provided that no such cure period is provided with respect to amounts due under the Notes at maturity, a failure to maintain insurance as required in Section 1.3, any default under Section 1.12 or any default excluded from any provision for cure of defaults contained in the Credit Agreement, or any other Credit Documents securing the Secured Indebtedness, shall constitute an "Event of Default" hereunder.

         Section 2.2 Remedies.

                  (a) Upon the occurrence of any Event of Default and during its continuance, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Secured Property. Without limitation of the foregoing, Mortgagee may take any of the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee hereunder, under the other Credit Documents, and at law: (1) declare the entire unpaid Secured Indebtedness to be immediately due and payable; or (2) notify all tenants of the Secured Property and all others obligated on the Leases that all rents and other sums owing on the Leases have been assigned to Mortgagee and are to be paid directly to Mortgagee, and to enforce payment of all obligations owing on the Leases, by suit, ejectment, cancellation, releasing, reletting, or otherwise, whether or not Mortgagee has taken possession of the Secured Property, and to exercise whatever rights and remedies Mortgagee may have under any assignment of rents and leases; or (3) enter into or upon the Secured Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore, and otherwise deal with all and every part of the Secured Property and conduct business thereat; (ii) complete any construction on the Secured Property in such manner and form as Mortgagee deems advisable in the reasonable exercise of its judgment; (iii) exercise all rights and power of Mortgagor with respect to the Secured Property, whether in the name of Mortgagor, or otherwise, including, without limitation, the right to make, cancel, enforce, or modify leases, obtain and evict tenants, and demand, sue for, collect, and receive all Revenues, which rights shall not be in limitation of Mortgagee's rights under any assignment of rents and leases securing the Secured Indebtedness; and (iv) apply the Revenues to the payment of the Secured Indebtedness, after deducting therefrom all expenses incurred in connection with the aforesaid operations (including reasonable attorney fees and just and reasonable compensation for the services of Mortgagee and its agents and employees) and all amounts necessary to pay the taxes, assessments, insurance, and other charges in connection with the Secured Property; or (4) institute proceedings for the complete foreclosure of this Instrument either at law, or equity, in which case Mortgagee

                                   EXHIBIT J-9

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
may bid upon and purchase the Secured Property and the Secured Property may be sold for cash or upon credit in one or more parcels; or (5) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Instrument for the portion of the Secured Indebtedness then due and payable (if Mortgagee shall have elected not to declare the entire Secured Indebtedness to be immediately due and owing), subject to the continuing lien of this Instrument for the balance of the Secured Indebtedness not then due; or (6) sell for cash or upon credit the Secured Property or any part thereof and all estate, claim, demand, right, title, and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Secured Property, this Instrument shall continue as a lien on the remaining portion of the Secured Property it being the intent to give the Mortgagee a POWER TO SELL the Secured Property to the fullest extent permitted under applicable law; or (7) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any Credit Document; or
(8) to the extent permitted by applicable law, recover judgment on the Credit Agreement either before, during or after any proceedings for the enforcement of this Instrument; or (9) as a matter of strict right, obtain from any court of competent jurisdiction the appointment of a trustee, receiver, liquidator, or conservator of the Secured Property, without regard for the adequacy of the security for the Secured Indebtedness and without regard for the solvency of Mortgagor, or any other person, firm or other entity liable for the payment of the Secured Indebtedness, and without regard for any other statutory or common law requirements otherwise applicable to the appointment of a trustee, receiver, liquidator, or conservator; or (10) pay or perform any default in the payment, performance, or observance of any term, covenant or condition of this Instrument, and all payments made or costs or expenses incurred by Mortgagee in connection therewith, shall be secured hereby and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon the necessity for any such actions and of the amounts to be paid to be in the sole judgment of Mortgagee, and Mortgagee may enter and authorize others to enter upon the Secured Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant, or condition without thereby becoming liable to Mortgagor or any person in possession holding under Mortgagor; or (11) pursue any remedy with respect to the Secured Property available to a secured party under the Uniform Commercial Code; or (12) pursue such other remedies as Mortgagee may have under applicable law, in equity or under this Instrument, the Credit Agreement, or any of the other Credit Documents.

                  (b) The purchase money proceeds or avails of any sale made under or by virtue of this Article 2, together with any other sums which then may be held by Mortgagee under this Instrument, whether under the provisions of this Article 2 or otherwise, shall be applied to the Secured Indebtedness in the order provided in the Credit Agreement.

                  (c) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Instrument by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article 2, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning, and transferring all estate, right, title, and interest in and to the property and rights sold. Mortgagee is hereby irrevocably appointed the true and lawful attorney of Mortgagor, such appointment being coupled with an interest, in its name and stead, to make all necessary conveyances, assignments, transfers, and deliveries of the Secured Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment, and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Article 2, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree

                                  EXHIBIT J-10

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION
of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim, and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

                  (e) In the event of any sale made under or by virtue of this Article 2 (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Secured Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Credit Agreement, this Instrument, or any other Credit Document to the contrary notwithstanding, become due and payable.

                  (f) Upon any sale made under or by virtue of this Article 2 (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Mortgagee, may bid for and acquire the Secured Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Secured Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Instrument.

                  (g) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Secured Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien and title of this Instrument upon the Secured Property or any part thereof, or any liens, titles, rights, powers or remedies of Mortgagee hereunder, but such liens, titles, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

                  (h) Mortgagor agrees, to the fullest extent permitted by law, that upon the occurrence of an Event of Default, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Instrument, or the absolute sale of the Secured Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Mortgagor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien or title hereof.

                  (i) The failure to make any such tenants of the Secured Property party to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Mortgagor, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby.

         Section 2.3 Possession of the Secured Property. Upon any foreclosure of the Secured Property, it is agreed that the then owner of the Secured Property, if it is the occupant of the Secured Property or any part thereof, shall immediately surrender possession of the Secured Property so occupied to Mortgagee, and if such occupant is permitted to remain in possession, the possession shall be as tenant of Mortgagee and, on demand, such occupant (a) shall pay to Mortgagee monthly, in advance, a reasonable rental for the space so occupied, and (b) in default thereof may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Secured Property or any part thereof. Nothing in this Section 2.3 shall be deemed to be a waiver of the provisions of this Instrument prohibiting the sale or other disposition of the Secured Property without Mortgagee's consent.

         Section 2.4 Mortgagor's Actions After Default. Nothing herein shall be deemed to require the commencement of a suit or the consent of Mortgagor as a condition precedent for Mortgagee's right to the appointment of a receiver or the exercise of any other rights or remedies available to Mortgagee.

                                  EXHIBIT J-11

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         Section 2.5 Control by Mortgagee After Default. Notwithstanding the appointment of any receiver, liquidator, or trustee of Mortgagor, or of any of its property, or of the Secured Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now and hereafter covered by this Instrument.

         Section 2.6 WAIVER OF MORTGAGOR'S RIGHTS. BY EXECUTION OF THIS INSTRUMENT, MORTGAGOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF MORTGAGEE TO ACCELERATE THE SECURED INDEBTEDNESS EVIDENCED BY THE CREDIT AGREEMENT; (B) TO THE EXTENT ALLOWED BY APPLICABLE LAW, WAIVES ANY AND ALL RIGHTS WHICH MORTGAGOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES, THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY MORTGAGEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO MORTGAGEE; (C) ACKNOWLEDGES THAT MORTGAGOR HAS READ THIS INSTRUMENT AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO MORTGAGOR AND MORTGAGOR HAS CONSULTED WITH LEGAL COUNSEL OF MORTGAGOR'S CHOICE PRIOR TO EXECUTING THIS INSTRUMENT; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF MORTGAGOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY MORTGAGOR AS PART OF A BARGAINED FOR LOAN TRANSACTION.

                                   ARTICLE 3

                                  Miscellaneous

         Section 3.1 Credits Waived. Mortgagor will not claim nor demand nor be entitled to any credit or credits against the Secured Indebtedness for so much of the taxes assessed against the Secured Property or any part thereof as is equal to the tax rate applied to the amount due on this Instrument or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Secured Property or any part thereof by reason of this Instrument or the Secured Indebtedness.

         Section 3.2 No Release. Mortgagor agrees, that in the event the Secured Property is sold with the written consent of Mortgagee and Mortgagee enters into any agreement with the then owner of the Secured Property extending the time of payment of the Secured Indebtedness, or otherwise modifying the terms hereof, Mortgagor shall continue to be liable to pay the Secured Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by Mortgagee.

         Section 3.3 Notices. All notices hereunder shall be in writing, and shall be deemed to have been sufficiently given, or served for all purposes when delivered in accordance with the terms of the Credit Agreement in regard to the giving of notice.

         Section 3.4 Binding Obligations. The provisions and covenants of this Instrument shall run with the land, shall be binding upon Mortgagor and shall inure to the benefit of Mortgagee, subsequent holders of this Instrument and their respective successors and assigns. For the purpose of this Instrument, the term "Mortgagor" shall mean Mortgagor named herein, any subsequent owner of the Secured Property, and their respective heirs, executors, legal representatives, successors and assigns. If there is more than one Mortgagor, all their undertakings hereunder shall be deemed joint and several.

         Section 3.5 Captions. The captions of the Sections of this Instrument are for the purpose of convenience only and are not intended to be a part of this Instrument and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

                                  EXHIBIT J-12

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         Section 3.6 Further Assurances. Mortgagor shall do, execute, acknowledge and deliver, at the sole cost and expense of Mortgagor, all and every such further acts, deeds, conveyances, assignments, estoppel certificates, notices of assignment, transfers and assurances as Mortgagee may reasonably require from time to time in order to better assure, convey, assign, transfer and confirm unto Mortgagee, the rights now or hereafter intended to be granted to Mortgagee under this Instrument, any other instrument executed in connection with this Instrument or any other instrument under which Mortgagor may be or may hereafter become bound to convey, transfer or assign to Mortgagee for carrying out the intention of facilitating the performance of the terms of this Instrument.

         Section 3.7 Severability. Any provision of this Instrument which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         Section 3.8 General Conditions.

                  (a) All covenants hereof shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of applicable laws of the State in which the Land is located.

                  (b) This Instrument cannot be altered, amended, modified or discharged orally and no agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

                  (c) No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Mortgagee in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment after the occurrence of an Event of Default shall not be deemed to waive or cure such Event of Default; and every power and remedy given by this Instrument to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Instrument, in the Credit Agreement or in any other Credit Document shall affect the obligation of Mortgagor to pay the Secured Indebtedness in the manner and at the time and place therein respectively expressed.

                  (d) No waiver by Mortgagee will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by Mortgagee for insurance premiums, taxes, assessments, water rates, sewer rentals or any other charges affecting the Secured Property, shall not constitute a waiver of Mortgagor's default in making such payments and shall not obligate Mortgagee to make any further payments.

                  (e) Mortgagee shall have the right to appear in and defend any action or proceeding, in the name and on behalf of Mortgagor which Mortgagee, in its discretion, feels may adversely affect the Secured Property or this Instrument. Mortgagee shall also have the right to institute any action or proceeding which Mortgagee, in its discretion, feels should be brought to protect its interest in the Secured Property or its rights hereunder. All costs and expenses incurred by Mortgagee in connection with such actions or proceedings, including, without limitation, attorneys' fees and appellate attorneys' fees, shall be paid by Mortgagor, on demand.

                                  EXHIBIT J-13

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                  (f) In the event of the passage after the date of this Instrument of any law of any governmental authority having jurisdiction, deducting the Secured Indebtedness from the value of the Secured Property for the purpose of taxation, affecting any lien thereon or changing in any way the laws of the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Instrument, Mortgagor shall promptly pay to Mortgagee, on demand, all taxes, costs and charges for which Mortgagee is or may be liable as a result thereof, provided said payment shall not be prohibited by law or render any obligations under the Credit Agreement usurious, in which event Mortgagee may declare the Secured Indebtedness to be immediately due and payable.

                  (g) Mortgagor acknowledges that it has received a true copy of this Instrument.

                  (h) For the purposes of this Instrument, all defined terms and personal pronouns contained herein shall be construed, whenever the context of this Instrument so requires, so that the singular shall be construed as the plural and vice versa and so that the masculine, feminine or neuter gender shall be construed to include all other genders.

                  (i) No provision of this Instrument shall be construed against or interpreted to the disadvantage of Mortgagor or Mortgagee by any court or other governmental or judicial authority by reason of such party having or being deemed to have drafted, prepared, structured or dictated such provision.

                  (j) Upon receipt of evidence reasonably satisfactory to Mortgagor of the loss, theft, destruction or mutilation of any note or instrument evidencing a portion of the Secured Indebtedness, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Mortgagor or, in the case of any such mutilation, upon surrender and cancellation of such note or instrument, Mortgagor shall execute and deliver, in lieu thereof, a replacement note or instrument, identical in form and substance to the original note or instrument and dated as of the date of the original note or instrument and upon such execution and delivery all references in this Instrument and the other Credit Documents to the original note or instrument shall be deemed to refer to such replacement note or instrument.

                  (k) Time is of the essence with respect to each and every covenant, agreement and obligation of Mortgagor under the Credit Agreement, this Instrument, and the other Credit Documents.

                  (l) Whenever the Credit Agreement, this Instrument, or any other Credit Document requires the consent, approval, waiver, acceptance, satisfaction or expression of opinion of, or the taking of any discretionary act by Mortgagee, the right, power, privilege and option of Mortgagee to withhold or grant its consent shall not be exhausted by the exercise thereof on one or more occasions, but shall be a continuing right, power, privilege and option of Mortgagee with respect to any such matters.

         Section 3.9 LEGAL CONSTRUCTION. THE ENFORCEMENT OF THIS INSTRUMENT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED BY THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED. NOTHING IN THIS INSTRUMENT, THE CREDIT AGREEMENT OR IN ANY OTHER AGREEMENT AMONG MORTGAGOR AND MORTGAGEE SHALL REQUIRE MORTGAGOR TO PAY, OR MORTGAGEE TO ACCEPT, INTEREST IN AN AMOUNT WHICH WOULD SUBJECT MORTGAGEE TO ANY PENALTY UNDER APPLICABLE LAW. IN THE EVENT THAT THE PAYMENT OF ANY INTEREST DUE HEREUNDER OR UNDER THE CREDIT AGREEMENT OR ANY SUCH OTHER AGREEMENT WOULD SUBJECT MORTGAGEE TO ANY PENALTY UNDER APPLICABLE LAW, THEN AUTOMATICALLY THE OBLIGATIONS OF MORTGAGOR TO MAKE SUCH PAYMENT SHALL BE REDUCED TO THE HIGHEST RATE AUTHORIZED UNDER APPLICABLE LAW.

                                  EXHIBIT J-14

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         Section 3.10 WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THE CREDIT AGREEMENT, THIS INSTRUMENT, OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR RELATING THERETO.

         Section 3.11 Attorney's Fees. Any and all references in this instrument to the recovery of attorney's fees by agent or the lenders shall be deemed to refer to reasonable, actual attorney's fees.

         Section 3.12 Secured Property in Multiple Counties. This Instrument may describe Secured Property in more than one county in the State in which the Land is located, but will be recorded in the real estate records of each such county. The Mortgagor acknowledges and agrees that upon the occurrence of an Event of Default and during its continuance, Mortgagee shall have the right, at its option, to foreclose this Instrument pursuant to the power of sale granted herein against all or any portion of the Secured Property it chooses in any such county or counties in the State in which any of the Land is located.

                          [EXECUTION ON FOLLOWING PAGE]

                                  EXHIBIT J-15

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         IN WITNESS WHEREOF, Mortgagor has executed this Instrument under seal, as of the day and year first above written.

                                   CARMIKE CINEMAS, INC., a Delaware corporation

                                   By:     _____________________________________
                                           Name:_____________________________
                                           Title:_______________________________

                                   Attest: _____________________________________
                                           Name:_____________________________
                                           Title:_______________________________

                                                       (CORPORATE SEAL)

                                  EXHIBIT J-16

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

STATE OF ____________      :
COUNTY OF __________       :

         I, the undersigned, a Notary Public in and for said County and State, hereby certify that __________________________ and _____________________, whose names as _______________ ___________________ and _______________________,
respectively, of _____________________________, a corporation, are signed to the foregoing instrument and who are known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, they as such officers and with full authority, executed the same voluntarily for and as the act of said corporation on the date the same bears date.

         Given under my hand and official notarial seal this _______ day of February, 2004

                                  _____________________________________________
                                  Notary Public

                                  My Commission Expires:_______________

                                  EXHIBIT J-17

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                    EXHIBIT A
                                LEGAL DESCRIPTION

                                 EXHIBIT J-A-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT K TO
                                                     FIRST LIEN CREDIT AGREEMENT


                      LANDLORD WAIVER AND CONSENT AGREEMENT

         This LANDLORD WAIVER AND CONSENT AGREEMENT (this "AGREEMENT") is dated as of [MM/DD/YY] and entered into by [NAME OF LANDLORD] ("LANDLORD"), to and for the benefit of WELLS FARGO FOOTHILL, INC., as agent for Lenders (in such capacity "AGENT").

                                    RECITALS

         WHEREAS, [NAME OF GRANTOR], a [TYPE OF PERSON] ("TENANT"), has possession of and occupies all or a portion of the property described on Exhibit A annexed hereto (the "PREMISES");

         WHEREAS, Tenant's interest in the Premises arises under the lease agreement (the "LEASE") more particularly described on Exhibit B annexed hereto, pursuant to which Landlord has rights, upon the terms and conditions set forth therein, to take possession of, and otherwise assert control over, the Premises;

         WHEREAS, reference is made to the Credit and Guaranty Agreement, dated as of February 4, 2004 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among CARMIKE CINEMAS, INC., a Delaware corporation, as a Borrower, certain Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, WELLS FARGO FOOTHILL, INC., as Administrative Agent and Collateral Agent, and GENERAL ELECTRIC CAPITAL CORPORATION and CIT LENDING SERVICES CORPORATION, as Co-Documentation Agents, pursuant to which Tenant has executed a security agreement, mortgages, deeds of trust, deeds to secure debt and assignments of rents and leases, and other collateral documents in relation to the Credit Agreement;

         WHEREAS, Tenant's repayment of the extensions of credit made by Lenders under the Credit Agreement will be secured, in part, by all Inventory of Tenant (including all Inventory of Tenant now or hereafter located on the Premises (the "SUBJECT INVENTORY")) and all Equipment used in Tenant's business (including all Equipment of Tenant now or hereafter located on the Premises (the "SUBJECT EQUIPMENT"; and, together with the Subject Inventory, the "COLLATERAL")); and

         WHEREAS, Administrative Agent has requested that Landlord execute this Agreement as a condition to the extension of credit to Tenant under the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tenant hereby represents and warrants to, and covenants and agrees with, Administrative Agent as follows:

         1. Landlord hereby (a) waives and releases unto Administrative Agent and its successors and assigns any and all rights granted by or under any present or future laws to levy or distraint for rent or any other charges which may be due to Landlord against the Collateral, and any and all other claims, liens and demands of every kind which it now has or may hereafter have against the Collateral, and

                                  EXHIBIT K-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

(b) agrees that any rights it may have in or to the Collateral, no matter how arising (to the extent not effectively waived pursuant to clause (a) of this paragraph 1), shall be second and subordinate to the rights of Administrative Agent in respect thereof. Landlord acknowledges that the Collateral is and will remain personal property and not fixtures even though it may be affixed to or placed on the Premises.

         2. Landlord certifies that (a) Landlord is the landlord under the Lease, (b) the Lease is in full force and effect and has not been amended, modified, or supplemented except as set forth on Exhibit B annexed hereto, (c) to the knowledge of Landlord, there is no defense, offset, claim or counterclaim by or in favor of Landlord against Tenant under the Lease or against the obligations of Landlord under the Lease, (d) no notice of default has been given under or in connection with the Lease which has not been cured, and Landlord has no knowledge of the occurrence of any other default under or in connection with the Lease, and (e) except as disclosed to Administrative Agent, no portion of the Premises is encumbered in any way by any deed of trust or mortgage lien or ground or superior lease.

         3. Landlord consents to the installation or placement of the Collateral on the Premises, and Landlord grants to Administrative Agent a license to enter upon and into the Premises to do any or all of the following with respect to the
Collateral: assemble, have appraised, display, remove, maintain, prepare for sale or lease, repair, transfer, or sell (at public or private sale). In entering upon or into the Premises, Administrative Agent hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, judgments, liabilities, costs and expenses incurred by Landlord caused solely by Administrative Agent's entering upon or into the Premises and taking any of the foregoing actions with respect to the Collateral. Such costs shall include any damage to the Premises made by Administrative Agent in severing and/or removing the Collateral therefrom.

         4. Landlord agrees that it will not prevent Administrative Agent or its designee from entering upon the Premises at all reasonable times to inspect or remove the Collateral. In the event that Landlord has the right to, and desires to, obtain possession of the Premises (either through expiration of the Lease or termination thereof due to the default of Tenant thereunder), Landlord will deliver notice (the "LANDLORD'S NOTICE") to Administrative Agent to that effect. Within the 45 day period after Administrative Agent receives the Landlord's Notice, Administrative Agent shall have the right, but not the obligation, to cause the Collateral to be removed from the Premises. During such 45 day period, Landlord will not remove the Collateral from the Premises nor interfere with Administrative Agent's actions in removing the Collateral from the Premises or Administrative Agent's actions in otherwise enforcing its security interest in the Collateral. Notwithstanding anything to the contrary in this paragraph, Administrative Agent shall at no time have any obligation to remove the Collateral from the Premises.

         5. Landlord shall send to Administrative Agent a copy of any notice of default under the Lease sent by Landlord to Tenant. In addition, Landlord shall send to Administrative Agent a copy of any notice received by Landlord of a breach or default under any other lease, mortgage, deed of trust, security agreement or other instrument to which Landlord is a party which may affect Landlord's rights in, or possession of, the Premises.

         6. All notices to Administrative Agent under this Agreement shall be in writing and sent to Administrative Agent at its address set forth on the signature page hereof by telefacsimile, by United States mail, or by overnight delivery service.

         7. The provisions of this Agreement shall continue in effect until Landlord shall have received Administrative Agent's written certification that all amounts advanced under the Credit Agreement have been paid in full.

                                  EXHIBIT K-2

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         8. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.

                  [Remainder of page intentionally left blank]

                                  EXHIBIT K-3

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the day and year first set forth above.

                                             [NAME OF LANDLORD]

                                             By: _________________________
                                             Name:
                                             Title:

                                             ----------------------------
                                             ----------------------------
                                             ----------------------------
                                             Attention:
                                             Telecopier:

         By its acceptance hereof, as of the day and year first set forth above, Administrative Agent agrees to be bound by the provisions hereof.

                                             WELLS FARGO FOOTHILL, INC.,
                                             as Administrative Agent

                                             By: _________________________
                                             Name:
                                             Title:

                                             2450 Colorado Avenue, Suite 3000W
                                             Santa Monica, CA  90404
                                             Attention: Lisa Cooley
                                             Telephone:  310-453-7442
                                             Telecopier:

[APPROPRIATE NOTARY BLOCK]

                                  EXHIBIT K-4

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                                                                    EXHIBIT L TO
                                                     FIRST LIEN CREDIT AGREEMENT

                             INTERCREDITOR AGREEMENT

                         [TO COME UNDER SEPARATE COVER]

                                  EXHIBIT L-1

EXHIBITS TO FIRST LIEN CREDIT AGREEMENT                                EXECUTION

                             INTERCREDITOR AGREEMENT

                  This INTERCREDITOR AGREEMENT, is dated as of February 4, 2004, and entered into by and among CARMIKE CINEMAS, INC., a Delaware corporation (the "COMPANY"), and WELLS FARGO FOOTHILL, INC. ("FOOTHILL"), in its capacity as collateral agent for the First Lien Obligations (as defined below, including its successors and assigns from time to time (the "FIRST LIEN COLLATERAL AGENT"), and NATIONAL CITY BANK ("NATIONAL CITY"), in its capacity as collateral agent for the Second Lien Obligations (as defined below, including its successors and assigns from time to time (the "SECOND LIEN COLLATERAL AGENT"). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.

                                    RECITALS

                  WHEREAS, the Company, certain Subsidiaries of Company, the lenders party thereto, GOLDMAN SACHS CREDIT PARTNERS L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, and Foothill, as Administrative Agent and Collateral Agent, have entered into that Credit and Guaranty Agreement dated as of the date hereof providing for a revolving credit facility (as amended, restated, supplemented, modified or Refinanced from time to time, the "FIRST LIEN CREDIT AGREEMENT");

                  WHEREAS, the Company, certain Subsidiaries of Company, the lenders party thereto, GOLDMAN SACHS CREDIT PARTNERS, L.P., as Sole Lead Arranger, Sole Bookrunner and Sole Syndication Agent, and National City, as Administrative Agent and Collateral Agent, have entered into that Credit and Guaranty Agreement dated as of the date hereof providing for a term loan facility (as amended, restated, supplemented, modified or Refinanced from time to time, the "SECOND LIEN CREDIT AGREEMENT");

                  WHEREAS, the obligations of the Company under the First Lien Credit Agreement and any Hedge Agreements with the First Lien Lenders (or any of their affiliates) will be secured by substantially all the assets of the Company and certain Subsidiaries (such Subsidiaries and any future Subsidiaries of the Company providing a guaranty thereof, the "GUARANTOR SUBSIDIARIES"), respectively, pursuant to the terms of the First Lien Collateral Documents;

                  WHEREAS, the obligations of the Company under the Second Lien Credit Agreement will be secured by substantially all the assets of the Company and the Guarantor Subsidiaries, respectively, pursuant to the terms of the Second Lien Collateral Documents;

                  WHEREAS, the First Lien Credit Documents and the Second Lien Credit Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

                  WHEREAS, in order to induce the First Lien Collateral Agent and the First Lien Claimholders to consent to the Grantors incurring the Second Lien Obligations and to induce the First Lien Claimholders to extend credit and other financial accommodations and lend monies to or for the benefit of the Company, or any other Grantor, the Second Lien Collateral Agent on behalf of the Second Lien Claimholders has agreed to the subordination, intercreditor and other provisions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.        DEFINITIONS.


                  1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

                  "AGREEMENT" means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "ASSET SALE" as defined in the First Lien Credit Agreement

                  "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

                  "BANKRUPTCY LAW" means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

                  "BUSINESS DAY" any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

                  "COLLATERAL" means all of the assets and property of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral.

                  "COMPARABLE SECOND LIEN COLLATERAL DOCUMENT" means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, that Second Lien Collateral Document which creates a Lien on the same Collateral, granted by the same Grantor.

                  "DISCHARGE OF FIRST LIEN OBLIGATIONS" means, except to the extent otherwise provided in Section 5.6, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or

Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Lien Credit Documents, (b) payment in full of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) termination or cash collateralization (in accordance with the First Lien Credit Agreement) of all letters of credit issued under the First Lien Credit Documents and (d) termination of the Revolving Commitments under the First Lien Credit Agreement.

                  "FIRST LIEN CLAIMHOLDERS" means, at any relevant time, the holders of First Lien Obligations at such time, including without limitation the First Lien Lenders and the agents under the First Lien Credit Agreement.

                  "FIRST LIEN COLLATERAL AGENT" has the meaning set forth in the Recitals hereto.

                  "FIRST LIEN COLLATERAL" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any First Lien Obligations.

                  "FIRST LIEN COLLATERAL DOCUMENTS" means the Collateral Documents (as defined in the First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.

                  "FIRST LIEN CREDIT AGREEMENT" has the meaning set forth in the recitals hereto.

                  "FIRST LIEN CREDIT DOCUMENTS" means the First Lien Credit Agreement and the Credit Documents (as defined in the First Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any intercreditor or joinder agreement among holders of First Lien Obligations, to the extent such are effective at the relevant time, as each may be modified from time to time; provided that any such modification does not increase the principal amount thereof beyond the aggregate principal amount of First Lien Obligations permitted under the Second Lien Credit Agreement on the date hereof (as such amount may be increased from time).

                  "FIRST LIEN LENDERS" means the "Lenders" under and as defined in the First Lien Credit Agreement.

                  "FIRST LIEN MORTGAGES" means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

                  "FIRST LIEN OBLIGATIONS" means all Obligations outstanding under the First Lien Credit Agreement and the other First Lien Credit Documents, including, without limitation, Hedge Agreements entered into with any First Lien Lender (or any of their Affiliates). To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. "First Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "GRANTORS" means the Company and each of the Guarantor Subsidiaries that have executed and delivered, or may from time to time hereafter execute and deliver, a First Lien Collateral Document or a Second Lien Collateral Document.

                  "GUARANTOR SUBSIDIARIES" has the meaning set forth in the recitals hereto.

                  "HEDGE AGREEMENTS" means all interest rate or currency swaps, caps or collar agreements or similar arrangements entered into by the Company or any of its Subsidiaries providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "HEDGING OBLIGATION" of any Person means any obligation of such Person pursuant to any Hedge Agreements.

                  "INDEBTEDNESS" means and includes all Obligations that constitute "Indebtedness" within the meaning of the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable.

                  "INSOLVENCY OR LIQUIDATION PROCEEDING" means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

                  "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

                  "OBLIGATIONS" means any and all obligations with respect to the payment of (a) any principal of or interest or premium on any indebtedness, including any reimbursement obligation in respect of any letter of credit, or any other liability, including, without limitation, interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness,
(c) any obligation to post cash collateral in respect of letters of credit or any other obligations or (d) any Hedging Obligations.

                  "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

                  "PLEDGED COLLATERAL" has the meaning set forth in Section 5.5 hereof.

                  "RECOVERY" has the meaning set forth in Section 6.5 hereof.

                  "REFINANCE" means, in respect of any indebtedness, to refinance, extend, renew, legally defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness in whole or in part. "REFINANCED" and "REFINANCING" shall have correlative meanings.

                  "SECOND LIEN CLAIMHOLDERS" means, at any relevant time, the holders of Second Lien Obligations at such time, including without limitation the Second Lien Lenders and the agents under the Second Lien Credit Agreement.

                  "SECOND LIEN COLLATERAL" means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second Lien Obligations.

                  "SECOND LIEN COLLATERAL AGENT" has the meaning set forth in the preamble hereof.

                  "SECOND LIEN COLLATERAL DOCUMENTS" means the Collateral Documents (as defined in the Second Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

                  "SECOND LIEN CREDIT AGREEMENT" has the meaning set forth in the Recitals hereto.

                  "SECOND LIEN CREDIT DOCUMENTS" means the Second Lien Credit Agreement and the Credit Documents (as defined in the Second Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, as the same may be modified from time to time; provided that any such modification does not increase the principal amount thereof beyond the limit set forth in the First Lien Credit Agreement and is otherwise in accordance with the provisions of the First Lien Credit Agreement.

                  "SECOND LIEN LENDERS" means the "Lenders" under and as defined in the Second Lien Credit Agreement.

                  "SECOND LIEN MORTGAGES" means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.

                  "SECOND LIEN OBLIGATIONS" means all Obligations outstanding under the Second Lien Credit Agreement and the other Second Lien Credit Documents, including, without limitation, Hedge Agreements entered into with any Second Lien Lender (or any of their Affiliates) but only to the extent such Second Lien Lender is not also a First Lien Lender. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. "Second Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

                  "STANDSTILL PERIOD" has the meaning set forth in Section 3.1 hereof.

                  "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a "qualifying share" of the former Person shall be deemed to be outstanding.

                  "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

                  1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Exhibits or Sections shall be construed to refer to Exhibits or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 2. LIEN PRIORITIES.

                  2.1 Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second Lien Credit Documents or any other circumstance whatsoever, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees that: (a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any of the Second Lien Obligations; and (b) any Lien on the Collateral now or hereafter held by or on behalf of the Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated (subject to Section 5.3(b)) to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

                  2.2 Prohibition on Contesting Liens. Each of the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Claimholder, and the First Lien Collateral Agent, for itself and on behalf of each First Lien Claimholder, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.

                  2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, the parties hereto agree that the Company shall not, and shall not permit any Guarantor Subsidiary to, (i) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted a Lien on such asset or property to secure the First Lien Obligations, and (ii) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted a Lien on such asset property to secure the Second Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the First Lien Claimholders, Second Lien Collateral Agent, on behalf of Second Lien Claimholders, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this
Section 2.3 shall be subject to Section 4.2.

                  2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.10, the parties hereto agree, subject to the other provisions of this Agreement:

                          (a) upon request by the First Lien Collateral
Agent or the Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Credit Documents and the Second Lien Credit Documents; and

                           (b) that the documents and agreements creating or
evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations shall be in all material respects the same forms of documents other than with respect to the First Lien and the Second Lien nature of the Obligations thereunder.

                  SECTION 3. ENFORCEMENT.

                  3.1 Exercise of Remedies. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other
Grantor: (i) the Second Lien Collateral Agent and the Second Lien Claimholders
(x) will not exercise or seek to exercise any rights or remedies (including setoff) with respect to any Collateral (including, without limitation, the exercise of any right under any lockbox agreement, account control agreement, landlord waiver or bailee's letter or similar agreement or arrangement to which the Second Lien Collateral Agent or any Second Lien Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Second Lien Collateral Agent may exercise any or all such rights after the passage of a period of 180 days from the date of delivery of a notice in writing to the First Lien Collateral Agent of its intention to exercise its right to take such actions (the "STANDSTILL PERIOD"); provided, further, however, notwithstanding anything herein to the contrary, in no event shall the Second Lien Collateral Agent or any Second Lien Claimholder exercise any rights or remedies with respect to the Collateral if, notwithstanding the expiration of the Standstill Period, the First Lien Collateral Agent or any First Lien Claimholder shall have commenced the exercise of any rights or remedies with respect the Collateral (prompt notice of such exercise to be given to the Second Lien Collateral Agent), (y) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any First Lien Claimholder or any other exercise by the First Lien Collateral Agent or any First Lien Claimholder, of any rights and remedies relating to the Collateral under the First Lien Credit Documents or otherwise, and (z) subject to its rights under clause (i)(x) above, will not object to the forbearance by the First Lien Collateral Agent or the First Lien Claimholders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral, in each case so long as the respective interests of the Second Lien Claimholders attach to the proceeds thereof subject to the relative priorities described in Section 2 hereof and (ii) the First Lien Collateral Agent and the First Lien Claimholders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Second Lien Claimholder; provided, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the Second Lien Collateral Agent may file a claim or statement of interest with respect to the Second Lien Obligations, (B) the Second Lien Collateral Agent may take any action (not adverse to the prior Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof) in order to preserve or protect its Lien on the Collateral, (C) the Second Lien Claimholders shall be entitled to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including without limitation any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement
(D) the Second Lien Claimholders shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the Bankruptcy Law or applicable non-bankruptcy law, in each case in accordance with the terms of this Agreement, (E) the Second Lien Claimholders shall be entitled to file any proof of claim and other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral and (F) the Second Lien Collateral Agent or any Second Lien Claimholder may exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by clause (i)(x) above. In exercising rights and remedies with respect to the Collateral, the First Lien Collateral Agent and the First Lien Claimholders may enforce the provisions of the First Lien Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

                          (b) In the event that the First Lien Collateral Agent
receives a notice pursuant to Subsection (a) above when items (a), (b) and (c) in the definition of Discharge of First Lien Obligations have been met, but the Revolving Commitments under the First Lien Credit Agreement have not been terminated, the First Lien Collateral Agent shall provide notice thereof to the First Lien Claimholders within five (5) days after receipt thereof. If the First Lien Claimholders elect to terminate the Revolving Commitments in response thereto, the First Lien Collateral Agent shall promptly give notice to the Second Lien Collateral Agent that the Discharge of First Lien Obligations has occurred. If the First Lien Claimholders have not terminated the Revolving Commitments within five (5) days after receiving such notice from the First Lien Collateral Agent, the First Lien Collateral Agent shall so notify the Second Lien Collateral Agent and upon receipt of such notice the Standstill Period shall end.

                          (c) The Second Lien Collateral Agent, on behalf of
itself and the Second Lien Claimholders, agrees that, it will not, except as may be permitted by Section 5.4 hereof, take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Collateral, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a) of this Agreement, the sole right of the Second Lien Collateral Agent and the Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive the proceeds thereof, if any, after the Discharge of the First Lien Obligations has occurred in accordance with the terms of the Second Lien Credit Documents and applicable law.

                          (d) Subject to the proviso in clause (ii) of Section
3.1(a) of this Agreement, (i) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, agrees that the Second Lien Collateral Agent and the Second Lien Claimholders will not take any action that would hinder any exercise of remedies under the First Lien Credit Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise, and
(ii) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby waives any and all rights it or the Second Lien Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or any First Lien Claimholder seeks to enforce or collect the First Lien Obligations or the Liens granted in any of the First Lien Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or such First Lien Claimholder is adverse to the interest of the Second Lien Claimholders.

                          (e) The Second Lien Collateral Agent hereby
acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Credit Document shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Claimholders with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents.

                  3.2 Cooperation. Subject to its rights after the expiration of the Standstill Period and subject to the proviso in clause (ii) of Section 3.1(a) of this Agreement, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding (including, without limitation, any Insolvency or Liquidation Proceeding) with respect to any Lien held by it under the Second Lien Collateral Documents or any other Second Lien Credit Document.

                  SECTION 4. PAYMENTS.

                  4.1 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, any proceeds of Collateral received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies, shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Credit Documents. Upon the Discharge of the First Lien Obligations, the First Lien Collateral Agent shall deliver to the Second Lien Collateral Agent any proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the Second Lien Collateral Documents.

                  4.2 Payments Over. So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the Second

Lien Collateral Agent or any Second Lien Claimholders in connection with the exercise of any right or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Claimholders. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

                  SECTION 5. OTHER AGREEMENTS.

                  5.1 Releases.

                          (a) If, in connection with:

                                    (i) the exercise of any First Lien
                  Collateral Agent's remedies in respect of the Collateral provided for in Section 3.1, including any sale, lease, exchange, transfer or other disposition of any such Collateral; or

                                    (ii) any sale, lease, exchange, transfer or
                  other disposition of any Collateral permitted under the terms of the First Lien Credit Documents (whether or not an event of default thereunder, and as defined therein, has occurred and is continuing), the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders, releases any of its Liens on any part of the Collateral, or releases any Grantor from its obligations under its guaranty of the First Lien Obligations, in each case other than (i) in connection with the Discharge of First Lien Obligations and (ii) after the occurrence and during the continuance of any Event of Default under the Second Lien Credit Agreement, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released and the Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Claimholders, promptly shall execute and deliver to the First Lien Collateral Agent or such Grantor such termination statements, releases and other documents as the First Lien Collateral Agent or such Grantor may request to effectively confirm such release.

                          (b) Until the Discharge of First Lien Obligations
occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such holder or in the First Lien Collateral Agent's own name, from time to time in the First Lien Collateral Agent's reasonable discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.


                          (c) In the event that First Lien Obligations, plus
the face amount of any letter of credit issued under the First Lien Credit Agreement, at any date of determination no longer constitute at least 10% of the total outstanding First Lien Obligations plus the Second Lien Obligations of the Grantors, then any agreement provided for in Section 5.1(a) above (except for releases given in connection with asset sales by Grantors permitted pursuant to the First Lien Credit Documents) shall require the consent of First Lien Claimholders and Second Lien Claimholders representing in the aggregate more than 50% of the sum of the First Lien Obligations and the face amount of such letters of credit plus the Second Lien Obligations.

                          (d) Until the Discharge of First Lien Obligations
occurs, to the extent that the First Lien Claimholders (i) have released any Lien on Collateral or any Grantor from its obligation under its guaranty and any such Liens or guaranty are later reinstated or (ii) obtain any new first priority liens or additional guarantys from Grantors, then the Second Lien Claimholders shall be granted a second priority lien on any such Collateral and an additional guaranty, as the case may be, which shall be in the same form as the First Lien Claimholders except as to priority.

                  5.2 Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Credit Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Credit Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Claimholders pursuant to the terms of the First Lien Credit Documents (including, without limitation, for purposes of cash collateralization of letters of credit and Hedge Agreements) and thereafter, to the extent no First Lien Obligations are outstanding, and subject to the rights of the Grantors under the Second Lien Credit Documents, to the Second Lien Collateral Agent for the benefit of the Second Lien Claimholders to the extent required under the Second Lien Credit Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Collateral Agent or any Second Lien Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2 of this Agreement.

                  5.3 Amendments to Second Lien Collateral Documents.

                         (a) Without the prior written consent of the First Lien
Collateral Agent, no Second Lien Credit Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Credit Document, would contravene the provisions of this Agreement. The Company agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):

                  "Notwithstanding anything herein to the contrary, the lien and security interest granted to the Second Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of February 4, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT"), among Carmike Cinemas, Inc., Wells Fargo Foothill, Inc., as First Lien Collateral Agent, National City Bank, as Second Lien Collateral Agent and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control."

In addition, the Company agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Document covering such Collateral.

                         (b) In the event any First Lien Collateral Agent or the
First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of the First Lien Credit Agreement or any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, the First Lien Credit Agreement or any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, such First Lien Claimholders, the Company or any other Grantor thereunder with respect thereto, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Second Lien Credit Agreement and the Comparable Second Lien Collateral Document without the consent of the Second Lien Collateral Agent or the Second Lien Claimholders and without any action by the Second Lien Collateral Agent, the Company or any other Grantor, provided, that
(A) no such amendment, waiver or consent shall have the effect of (i) removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 of this Agreement and provided that there is a corresponding release of such Lien securing the First Lien Obligations, (ii) imposing duties on the Second Lien Collateral Agent without its consent, (iii) permitting other liens on the Collateral not permitted under the terms of the Second Lien Credit Documents or
Section 6 hereof or (iv) increasing the aggregate amount of the First Lien Obligations in excess of the amount permitted by Section 6.1(d) of the Second Lien Credit Agreement and (B) notice of such amendment, waiver or consent shall have been given to the Second Lien Collateral Agent within five (5) Business Days prior to the effective date of such amendment, waiver or consent.

                  5.4 Rights As Unsecured Creditors. Except as otherwise set forth in Section 2.1 of this Agreement, the Second Lien Collateral Agent and the Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any Guarantor Subsidiary that has guaranteed the Second Lien Obligation in accordance with the terms of the Second Lien Credit Documents and applicable law. Except as otherwise set forth in Section 2.1 of this Agreement, nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Claimholders of the required payments of interest and principal and all other amounts payable so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Section 5.4 impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Claimholders may have with respect to the First Lien Collateral.

                  5.5 Bailee for Perfection.

                          (a) The First Lien Collateral Agent agrees to hold
that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the Uniform Commercial Code (such Collateral being the "PLEDGED COLLATERAL") as collateral agent for the First Lien Claimholders and as bailee for the Second Lien Collateral Agent and any assignee solely for the purpose of perfecting the security interest granted under the First Lien Credit Documents and the Second Lien Credit Documents, respectively, subject to the terms and conditions of this Section 5.5.

                          (b) Subject to the terms of this Agreement, until the
Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the First Lien Credit Documents as if no bailee arrangement with the Second Lien Collateral Agent existed. The rights of the Second Lien Collateral Agent shall at all times be subject to the terms of this Agreement and to the First Lien Collateral Agent's rights under the First Lien Credit Documents.

                          (c) The First Lien Collateral Agent shall have no
obligation whatsoever to the First Lien Claimholders and the Second Lien Collateral Agent or any Second Lien Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Lien Collateral Agent under this Section
5.5 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.5.

                          (d) The First Lien Collateral Agent acting pursuant
to this Section 5.5 shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Claimholders, the Second Lien Collateral Agent or any Second Lien Claimholder.

                          (e) Upon the Discharge of the First Lien Obligations
under the First Lien Credit Documents to which the First Lien Collateral Agent is a party, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Second Lien Collateral Agent to the extent Second Lien Obligations remain outstanding, and second, to the Company to the extent no First Lien Obligations or Second Lien Obligations remain outstanding (in each case, so as to allow such Person to obtain control of such Pledged Collateral). The First Lien Collateral Agent further agrees to take all other action reasonably requested by such Person in connection with such Person obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.

                  5.6 When Discharge of First Lien Obligations Deemed to Not Have Occurred. If at any time a Discharge of First Lien Obligations has occurred as a result of any Refinancing of any First Lien Credit Document evidencing a First Lien Obligation which Refinancing is permitted under the Second Lien Credit Agreement, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of First Lien Obligations), and the obligations under such Refinancing First Lien Credit Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under such Refinancing First Lien Credit Documents shall be a First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice stating that the Company has entered into a new First Lien Credit Document (which notice shall include the identity of the new collateral agent, such agent, the "NEW AGENT"), the Second Lien Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to confirm to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral then held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Credit Documents are secured by assets of the Grantors of the type constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents.

                  5.7 Purchase Right. Without prejudice to the enforcement of the First Lien Claimholders remedies, the First Lien Claimholders agree at any time following an acceleration of the First Lien Obligations in accordance with the terms of the First Lien Credit Agreement, the First Lien Claimholders will offer the Second Lien Claimholders the option to purchase the aggregate amount of outstanding First Lien Obligations at par, without warranty or representation or recourse, on a pro rata basis across First Lien Claimholders. The Second Lien Claimholders shall accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Second Lien Claimholders accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Collateral Agent and the Second Lien Collateral Agent. If the Second Lien Claimholders reject such offer, the First Lien Claimholders shall have no further obligations pursuant to this Section 5.7 and may take any further actions in their sole discretion in accordance with the First Lien Credit Documents and this Agreement.

                  SECTION 6. INSOLVENCY OR LIQUIDATION PROCEEDINGS.

                  6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of cash collateral on which the First Lien Collateral Agent or any other creditor has a Lien or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other entity under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law (each, a "DIP FINANCING"), then the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that it will raise no objection to such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the First Lien Collateral Agent or to the extent permitted by Section 6.3) and, to the extent the Liens securing the First Lien Obligations are subordinated or pari passu with such DIP Financing, the Second Lien Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto). The Second Lien Collateral Agent on behalf of the Second Lien Claimholders, agrees that it will raise no objection or oppose a sale or other disposition of any Collateral free and clear of its Liens or other claims under Section 363 of the Bankruptcy Code if the First Lien Claimholders have consented to such sale or disposition of such assets.

                  6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent.

                  6.3 Adequate Protection. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that none of them shall contest (or support any other person contesting) (a) any request by the First Lien Collateral Agent or the First Lien Claimholders for adequate protection or (b) any objection by the First Lien Collateral Agent or the First Lien Claimholders to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Claimholders claiming a lack of adequate protection. Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Claimholders, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement, and (ii) in the event the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, seeks or requests adequate protection in respect of Second Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Claimholders, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any such DIP Financing provided by the First Lien Claimholders and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Liens on such collateral securing the First Lien Obligations and any such DIP Financing provided by the First Lien Claimholders (and all Obligations relating thereto) and to any other Liens granted to the First Lien Claimholders as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such First Lien Obligations under this Agreement.

                  6.4 No Waiver. Subject to the proviso in clause (ii) of
Section 3.1(a) of this Agreement, nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any of the Second Lien Claimholders, including the seeking by the Second Lien Collateral Agent or any Second Lien Claimholders of adequate protection or the asserting by the Second Lien Collateral Agent or any Second Lien Claimholders of any of its rights and remedies under the Second Lien Credit Documents or otherwise.

                  6.5 Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount (a "RECOVERY"), then such First Lien Claimholders shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

                  6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

                  6.7 Post-Petition Interest.

                           (a) Neither the Second Lien Collateral Agent nor any
Second Lien Claimholder shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the First Lien Claimholder's Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Claimholders on the Collateral.

                           (b) Neither the First Lien Collateral Agent nor any
other First Lien Claimholder shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Claimholders on the Collateral (after taking into account the First Lien Collateral).

                  6.8 Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Claimholders, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.

                  SECTION 7. RELIANCE; WAIVERS; ETC.

                  7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under its First Lien Credit Documents, acknowledges that it and such First Lien Claimholders have, independently and without reliance on the Second Lien Collateral Agent or any Second Lien Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such First Lien Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Credit Agreement or this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, acknowledges that it and the Second Lien Claimholders have, independently and without reliance on the First Lien Collateral Agent or any First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Credit Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Credit Documents or this Agreement.

                  7.2 No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under its First Lien Credit Documents, acknowledges and agrees that each of the Second Lien Collateral Agent and the Second Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, the Second Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Credit Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Obligations, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise expressly provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent and the Second Lien Claimholders shall have no duty to the First Lien Collateral Agent or any of the First Lien Claimholders, and the First Lien Collateral Agent and the First Lien Claimholders shall have no duty to the Second Lien Collateral Agent or any of the Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Guarantor Subsidiary (including the First Lien Credit Documents and the Second Lien Credit Documents), regardless of any knowledge thereof which they may have or be charged with.

                  7.3 No Waiver of Lien Priorities.

                          (a) No right of the First Lien Claimholders, the First
Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Credit Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Claimholder or the First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Credit Documents or any of the Second Lien Credit Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Claimholders, or any of them, may have or be otherwise charged with;

                          (b) Without in any way limiting the generality of the
foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Credit Documents and subject to the provisions of
Section 5.3(b)), the First Lien

Claimholders, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Credit Documents and/or applicable law, without the consent of, or notice to, the Second Lien Collateral Agent or any Second Lien Claimholders, without incurring any liabilities to the Second Lien Collateral Agent or any Second Lien Claimholders and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Claimholders is affected, impaired or extinguished thereby) do any one or more of the following:

                                    (i) change the manner, place or terms of
         payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Claimholders, the First Lien Obligations or any of the First Lien Credit Documents;

                                    (ii) sell, exchange, release, surrender,
         realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Company or any other Grantor to the First Lien Claimholders or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;

                                    (iii) settle or compromise any First Lien
         Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and

                                    (iv) exercise or delay in or refrain from
         exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.

                          (c) The Second Lien Collateral Agent, on behalf of
itself and the Second Lien Claimholders, also agrees that the First Lien Claimholders and the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any Second Lien Claimholders, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any claim against any First Lien Claimholder or the First Lien Collateral Agent, arising out of any and all actions which the First Lien Claimholders or the First Lien Collateral Agent may take or permit or omit to take with respect to: (i) the First Lien Credit Documents, (ii) the collection of the First Lien Obligations or (iii) subject to Section 4.1, the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, agrees that the First Lien Claimholders and the First Lien Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise; and

                          (d) The Second Lien Collateral Agent, on behalf of
itself and the Second Lien Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law.

                  7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Claimholders and the Second Lien Collateral Agent and the Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

                          (a) any lack of validity or enforceability of any
First Lien Credit Documents or any Second Lien Credit Documents;

                          (b) except as otherwise set forth in this Agreement,
any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Credit Document or any Second Lien Credit Document;

                          (c) any exchange of any security interest in any
Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

                          (d) the commencement of any Insolvency or Liquidation
Proceeding in respect of the Company or any other Grantor; or

                          (e) any other circumstances which otherwise might
constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations, or of the Second Lien Collateral Agent or any Second Lien Claimholder in respect of this Agreement.

                  SECTION 8. MISCELLANEOUS.

                  8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Credit Documents or the Second Lien Credit Documents, the provisions of this Agreement shall govern and control.

                  8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to the Second Lien Collateral Agent or any Second Lien Claimholder subject to the Second Lien Credit Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereof. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second Lien Collateral Agent, the Second Lien Claimholders and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under the Second Lien Credit Agreement terminate if there are no other Second Lien Obligations outstanding on such date and (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate and (ii) with respect to the First Lien Collateral Agent, the First Lien Claimholders and the First Lien Obligations, the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Claimholders under Section 6.5.

                  8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent or the First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected (which includes, but is not limited to any amendment to the Grantors' ability to cause additional obligations to constitute First Lien Obligations or Second Lien Obligations as the Company may designate).

                  8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. The First Lien Collateral Agent and the First Lien Claimholders, on the one hand, and the Second Lien Claimholders and the Second Lien Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien

Obligations. The First Lien Collateral Agent and the First Lien Claimholders shall have no duty to advise the Second Lien Collateral Agent or any Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. The Second Lien Collateral Agent and the Second Lien Claimholders shall have no duty to advise the First Lien Collateral Agent or any First Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Collateral Agent or any Second Lien Claimholder, it or they shall be under no obligation (w) to make, and the First Lien Collateral Agent and the First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

                  8.5 Subrogation. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby agrees to defer any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

                  8.6 Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Claimholders may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Credit Documents. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

                  8.7 SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (a) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (b) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (c) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.9; AND (d) AGREES THAT SERVICE AS PROVIDED IN

CLAUSE (c) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

                  (b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  8.8 Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement or any other First Lien Credit Document or Second Lien Credit Document, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                  8.9 Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

                  8.10 Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under its First Lien Credit Documents, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders under its Second Lien Credit Documents, and the Company, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

                  8.11 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  8.12 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Claimholders, the Second Lien Collateral Agent, the Second Lien Claimholders and their respective successors and assigns.

                  8.13 Specific Performance. Each of the First Lien Collateral Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Claimholders under its First Lien Credit Documents, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be.

                  8.14 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  8.15 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

                  8.16 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

                  8.17 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders. No other Person shall have or be entitled to assert rights or benefits hereunder.

                  8.18 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Claimholders on the one hand and the Second Lien Claimholders on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

                  IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

                           FIRST LIEN COLLATERAL AGENT


                           WELLS FARGO FOOTHILL, INC.,
                           as First Lien Collateral Agent,


                           By: /s/ Stephen Schwartz
                               -----------------------------------------------
                               Name:  Stephen Schwartz
                               Title: S.V.P.

                           SECOND LIEN COLLATERAL AGENT


                           NATIONAL CITY BANK,
                           as Second Lien Collateral Agent


                           By: /s/ Laura M. McGrath
                               ------------------------------------------------
                               Name:  Laura M. McGrath
                               Title: Senior Vice President

                           CARMIKE CINEMAS, INC.


                           By:  /s/ Martin A. Durant
                               ------------------------------------------------
                               Name: Martin A. Durant
                               Title: Senior Vice President - Finance,
                                      Treasurer and Chief Financial
                                      Officer